UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22509

LoCorr Investment Trust
(Exact name of registrant as specified in charter)

687 Excelsior Blvd

Excelsior, MN 55331
(Address of principal executive offices) (Zip code)

CT Corporation System

1300 East Ninth Street

Cleveland, OH 44114
(Name and address of agent for service)

952.767.2920

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a)

Annual Report

December 31, 2021

LoCorr FUNDS

LoCorr Macro Strategies Fund

Class A (LFMAX), Class C (LFMCX), Class I (LFMIX)

LoCorr Long/Short Commodities Strategy Fund

Class A (LCSAX), Class C (LCSCX), Class I (LCSIX)

LoCorr Market Trend Fund

Class A (LOTAX), Class C (LOTCX), Class I (LOTIX)

LoCorr Dynamic Equity Fund

Class A (LEQAX), Class C (LEQCX), Class I (LEQIX)

LoCorr Spectrum Income Fund

Class A (LSPAX), Class C (LSPCX), Class I (LSPIX)

Shareholder Letter

Letter to Shareholders

LoCorr Funds seeks to provide investments that, over time, will have low correlation to traditional asset classes such as stocks and bonds. We believe that adding low correlating investments to portfolios can significantly reduce overall portfolio risk while enhancing returns. Correlation measures the degree to which the returns of two investments move together over time. LoCorr offers products that provide the potential for positive returns in rising or falling markets and are designed to generate returns independent of traditional stock, bond and commodity investments. In this report, LoCorr Funds is reporting on five mutual funds: LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund (collectively, the “Funds”).

Market Commentary

COVID

In early 2021, new COVID-19 infections were surging, an increasing number of hospitals were at or near capacity, while the number of deaths in the U.S. surpassed 4,000 per day. At the same time, the first vaccines were rolling out and providing a sense of optimism that the worst of the pandemic may be behind us. While governments around the globe would continue to respond to surges in cases and new variants in diverse ways, in the U.S., the vaccine rollout largely signaled the end of broad-based lockdowns.

While COVID would recede from the forefront of investor minds, later in the Spring the growing threat of the Delta variant would rekindle concerns as infections began rising again. Concerns regarding Delta, along with the emergence of the more contagious yet seemingly less deadly Omicron variant late in the year, would cause bouts of volatility in risk assets. The effectiveness of the vaccines and the willingness of many, though not all, governments to manage through the pandemic without wide-scale shutdowns contributed to quick rebounds by risk assets following any sell-off. There seemed to exist a pattern of reduced negative economic and market impact from each COVID variant, providing a sense of optimism looking forward.

Economic Recovery & Inflation

Meanwhile, during the first half of the year, supported by fiscal and monetary stimulus, the global economy continued its recovery from the pandemic shutdowns. The U.S. economy, as measured by real GDP, reached new heights in Q2 2021, climbing +6.7%. The rapid recovery was beginning to feel the strain of stressed supply chains and labor market constraints which began disrupting economic activity. Q3 2021 U.S. GDP growth would decelerate to +2.3%, its slowest pace since the recovery began, though fourth quarter activity appeared to rebound. Unemployment rates continued to decline over the course of 2021, falling to 3.9% by the end of the year. Unfortunately, the labor participation rate remained low as many workers were unwilling or unable to rejoin the workforce. Coupled with strong demand and supply chain disruptions, the labor shortage helped exacerbate the rising cost issue. Inflationary pressure continued to build as the year progressed, with the Consumer Price Index surging an astonishing +7.0% year-over-year in December, its fastest pace in four decades.

Fed Policy Shifts

Federal Reserve policy, which had been so stimulative since the pandemic began in early 2020, began to shift in the second half of 2021 as the Fed began moving toward a withdrawal of its accommodative monetary policy in response to the strong increase in demand and persistently high inflation. At its September meeting, the Fed signaled that it would likely announce the start of tapering in Q4. It would begin the taper in November and accelerated the pace at its December meeting. Fed Chairman Powell famously indicated that it was a good time to “retire” the word transitory to describe the inflation that was more persistent than originally expected. Central banks moved forward the timetable for completing its taper to March 2022 and the Fed’s dot plot now shows three rate hikes for 2022. Thus, the Fed’s stance exiting 2021 was increasingly hawkish and represented a massive change from the supportive policy that had boosted prices for risk assets since the pandemic shutdowns in March 2020.

Equities

Major equity markets marched upward during the year, exhibiting persistent strength with only brief bouts of volatility. Supported by the accommodative Federal Reserve, robust economic growth, strong corporate earnings, U.S. stock indices reached record highs during the year. The S&P 500 finished 2021 up a staggering +28.71%. This strength in stocks was evident outside the U.S. as developed international markets also performed well, though emerging markets had slightly negative returns. In aggregate, equity markets provided robust opportunities for managed futures strategies in 2021. All eleven S&P 500 sectors made gains in 2021 led by the Energy sector, which was up +53.43%, and Real Estate, up +33.30%. For the first time in

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Shareholder Letter

the past ten years, all sectors in the S&P 500 gained over +15% in the calendar year. Valuation for the S&P 500 skyrocketed into the end of 2021 as the Cyclically Adjusted S&P 500 P/E (price-earnings ratio) closed the year at 38.68, the highest level in the past twenty years. This is well above 33.77 at the end of 2020.

Fixed Income

Conditions in global fixed income markets were more challenging in 2021, leading to a -1.54% decline in the Bloomberg U.S. Aggregate Bond Index. While yields at the short end of the curve moved higher, particularly in the second half of the year, the long end of the curve was choppier and experienced sizable reversals that were difficult to navigate. The U.S. Treasury 10-Year yield increased from approximately 0.9% to finish 2021 near 1.5%. This sizable increase masked underlying choppiness, however. Yields moved higher through the first quarter of 2021 on optimism surrounding the rollout of the vaccines and continued economic recovery. As the Delta variant emerged and concerns began to mount about an economic slowdown, bonds rallied and yields fell. These conditions did not persist, however, as surging inflation prompted the Fed to shift its posture with yields moving higher again beginning in August. Global bond yields followed a similar winding pattern over the course of the year, ending 2021 substantially higher than where they started.

Commodities

The Bloomberg Commodity Index rose an impressive +27.11% in 2021 as commodity prices continued to move higher, though the bulk of the upward move came in the first six months of the year. After lagging other commodities in the prior year, oil prices moved sharply higher, exhibiting strength for most of 2021 except for brief periods including a sharp drop in November. Overall for the year, rising demand, low inventories, and constrained production led West Texas Intermediate crude (“WTI”) to climb nearly $30, finishing 2021 near $77 per barrel. The volatility in oil in November was notable, however, as Omicron and Fed tightening related concerns caused a dramatic $10+ one-day plunge in crude oil. In metals, precious metal prices moved lower despite negative real rates and high inflation. Base metal prices moved higher with copper, nickel, aluminum, and zinc prices rising more than +25% during the year. Agricultural commodities also moved sharply higher, led by sizable gains in grains and soft prices. Overall, the persistent upward movement in commodities produced robust opportunities for the Fund’s managed futures strategies.

Foreign Currency

The U.S. Dollar Index appreciated +6.71% during the year. While the greenback experienced choppy conditions through May, it strengthened persistently from early June through the end of 2021. The strength in the U.S. dollar (“USD”) was attributable to strong relative economic growth and interest rates in the U.S. and the Federal Reserve’s shift to a more hawkish posture. During the year, the Euro declined just over -7% while the Japanese Yen lost more than -11%. The Turkish Lira plunged more than -40% as President Erdogan maintained low interest rates despite hyper-inflation and is at risk of defaulting on Turkey’s debt. The Chinese yuan and Canadian dollar were the only major currencies that had a positive return vs. the dollar.

LoCorr Macro Strategies Fund

The LoCorr Macro Strategies Fund (the “Fund”) seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Fund attempts to achieve its objective by investing in two main strategies – a Managed Futures Strategy and a Fixed Income Strategy.

The Fund employs three sub-advisers to manage the Managed Futures Strategy of the Fund:

●

Millburn Ridgefield Corporation (“Millburn”) manages a portfolio for the Fund that is similar to its Millburn Diversified Program which commenced operations in 1977. Millburn invests in a diversified portfolio of global futures contracts by employing a systematic, statistical learning-based, multi-factor approach.

●

Graham Capital Management, LLC (“Graham”) manages a portfolio for the Fund that is similar to its Tactical Trend strategy, a systematic medium- to long-term trend-following program that commenced trading in 2006.

●

Revolution Capital Management (“Revolution”) manages a strategy for the Fund that is similar to its Alpha Program that has been available in a managed account program since 2007. Revolution employs a short-term pattern recognition strategy.

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Shareholder Letter

Fund Performance Summary

For the annual period ended December 31st, 2021, the Fund’s Class I shares gained +0.08% as gains in the first half of the year were largely offset in the second half. The Fund underperformed the +4.72% return for the Morningstar Systematic Trend Futures category. While performance for the year lagged, we would note this is the first year since 2013 that the Fund was not ranked in the top half of its Morningstar peer group. Similarly, the Fund has only had one year in the past eight with a negative return, demonstrating its consistent track record.

During 2021, the Fund’s allocation to the short-term pattern recognition strategy utilized by Revolution was the largest detractor, a reversal from 2020 when this was its strongest performing allocation. Overall, markets, and equities in particular, exhibited strong mean reverting tendencies over short time scales which challenged this sub-adviser whose models tend to follow short-term price momentum. These conditions were particularly prevalent during the second half of the year.

Graham, on the other hand, utilizes a trend-following strategy which generated slightly positive returns during the year, while Millburn’s statistical learning-based, multi-factor strategy produced the strongest positive returns.

For the second year in a row, trading in commodities produced the largest gains for the Fund, led by energies. Trading in equities also produced healthy gains while positions in currencies and fixed income markets were detractors. The target allocation to each sub-adviser at the end of the period was as follows:

●	Millburn Ridgefield Corporation: 40%

●	Graham Capital Management: 40%

●	Revolution Capital Management: 20%

Managed Futures Strategy

Commodities

Trading in commodities produced the largest profits for the Fund as the bull market in commodities continued. The largest gains stemmed from energy trading. Positions in agricultural and base metal markets were also profitable while precious metals produced losses. In energy, prolonged long exposure benefitted from the upward climb in most oil and oil-related commodities. The largest winners in the energy sector included long positions in brent crude and reformulated blendstock for oxygenate blending (RBOB) gasoline. In agricultural markets, the Fund benefitted from solid positive contributions from long grain and soft positions, notably long corn and coffee exposure. Metal markets were mixed as gains from long positions in copper and aluminum were offset by losses in precious metals commodities including gold and silver. The Fund ended the year with long positions in energy, agriculture, and base metals while precious metal exposure was slightly short.

Fixed Income

Trading in fixed income markets produced the largest losses during the period, particularly exposure at the longer end of the curve. Positions in shorter duration maturities produced small profits for the Fund. The bulk of the losses occurred in the third quarter as positioning turned long in response to the downward move in global rates from April/May though early August. Building inflationary pressure and the hawkish rhetoric from the Fed caused rates to reverse course, climbing higher which hurt the Fund’s long-biased exposure. The largest losses were outside the U.S., particularly in Europe led by unprofitable trading in the Euro Bobl and Euro Bund. Trading in Asia and Canada debt produced smaller losses while positions in the U.S. were modestly profitable. The Fund ended 2021 with modest long exposure in fixed income, notably in the U.S., while European positions were slightly short. Asian fixed income positions were also slightly long. Overall, medium- and long-maturity instruments were positioned long while exposure at the front end of the curve was short at year end.

Equity Indices

Trading in global equities was the second largest positive contributor during 2021 behind commodities, as the Fund was able to benefit from the strong returns in stocks. The Fund’s equity trading has now been profitable in six of the past seven quarters. Profits during the year were concentrated in the U.S., as long positions in the E-Mini NASDAQ and S&P 500 produced the biggest gains. Elsewhere, trading was more muted with notable losses from positions in the Nikkei, Euro Stoxx 50, and Hang Seng. Positives outside the U.S. included positions in the CAC 40 and the Canadian TSE 60. The Fund’s equity exposure finished 2021 modestly long with the largest positions in U.S. markets. Europe was slightly long while Asian markets were short.

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Shareholder Letter

Foreign Currencies

Trading in currencies was unprofitable in 2021 as conditions proved challenging throughout the year. Positioning vacillated between long and short during the first half of the year as currency markets experienced sizable reversals. As the USD began strengthening persistently during the second half of the year, the Fund’s exposure shifted long USD/short FX beginning in the third quarter and remained that way through the end of 2021. The largest losses occurred in European currencies, notably from trading in the Swiss Franc. Asian trading was mixed, with gains in the Japanese Yen more than offset by losses in the New Zealand and Australian dollar. Finally, trading in the Canadian dollar was also unprofitable. Overall, foreign currency exposure finished the year short versus the USD, notably the Euro, Yen, British Pound, and Canadian dollar.

Outlook

As we turn the page on 2021, we believe the outlook for managed futures/macro is compelling and expect robust market opportunities for the Fund. With persistently high inflation, the Federal Reserve’s acceleration of its tapering program, and expected interest rate hikes, the potential exists for powerful moves across multiple asset classes including currencies, commodities, and fixed income. Given this backdrop along with high valuations, the potential exists for sustained periods of heightened volatility in equities as well. Finally, our expectation is for considerable divergence in economic growth and central bank policy around the globe in 2022 which may further contribute to opportunities for profits.

In our view, this favorable outlook coincides with a murky outlook for bonds. True, the 60/40 asset allocation model has served the investment community well for the past 40 years. Our belief, however, is with the tailwind of declining rates since the 1970s in the rearview mirror, we have entered a new era for the bond market. With the current environment marked by low interest rates which are likely to rise along with near historically tight credit spreads, the likelihood of bonds performing well over the short- to intermediate-terms seems remote. Of course, evidence of this more challenging environment for bonds emerged in 2021, as evidenced by the negative return for the Bloomberg U.S. Aggregate Bond Index. We believe the challenging outlook for bonds is just beginning and recommend investors consider the broader use of alternative diversifying strategies like managed futures which have the flexibility to invest long or short across multiple asset classes and markets.

Fixed Income Strategy

The Fund invests most of its excess cash not needed for futures margin requirements in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate (“IG”) and government agency securities managed by Nuveen Asset Management (“Nuveen”).

The fixed income component of the Fund is managed against the Barclay’s 1-5 Government Credit Index. Returns for the fixed income portfolio were -0.52% compared to -0.97% for the benchmark during 2021. The duration of the portfolio was managed between 1.7 and 2.5 years. The shorter duration and yield curve positioning had a positive impact on performance. During the year, the Fund’s fixed income allocation was between 25-28% in investment grade corporate bonds and 22-28% in high quality, short duration securitized sectors. The Fund maintained broad corporate bond diversification with a modest overweight in financials. Given that spreads for non-government securities tightened, Nuveen’s sector strategy was a positive contributor to returns during the period.

In 2022, Nuveen expects the U.S. and global economies to continue expanding at an above trend pace, though growth is likely to slow in most major regions. The U.S. labor market is likely to reach “full employment” this year which, when paired with still present support from prior fiscal stimulus, should drive robust growth in consumer spending. Supply chain challenges will remain in the near term, but are likely to unwind as the year progresses, resulting in a decelerated rate of inflation by year end. That said, Nuveen still anticipate prices to be rising by about +3% year-on-year by the end of 2022, above the Fed’s long-term target. After providing substantial support in 2021, fiscal policy will become a headwind to headline growth this year, a direct result of lower spending. The portfolio managers believe the first Fed rate hike will occur during the first half of the year, with the potential for more depending on incoming economic data. Given this outlook, Nuveen expects to manage the Fund’s duration underweight versus the benchmark.

Nuveen expects Investment grade credit spread tightening in the near term to offset the widening seen in the fourth quarter of 2021, with spreads remaining range bound in 2022. Overall, 2022 will likely look a lot like 2021 for investment grade credit. Strong technical indicators and above-trend growth should help keep a lid on major spread moves in 2022. Investors and corporations are flush with cash, and company fundamentals are improving as debt reduction continues. Among sectors, Nuveen still favors banking, communications, and energy.

Considering favorable volatility-adjusted return potential, the team at Nuveen expects to continue to position the portfolio broadly across the securitized sectors. Mortgaged-backed Securities’ credit is expected to continue positive performance given the strength of the residential housing market and improving delinquency picture. Strong economic growth in the year ahead could benefit commercial real estate fundamentals, with all property types expected to show an improvement in 2022. New

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Shareholder Letter

issue underwriting remains conservative, so Nuveen expects some loosening, though not to a worrying degree. Asset-backed Securities’ (“ABS”) fundamentals are expected to continue improving as unemployment remains low and consumer savings remain elevated. The team continues to view Consumer ABS as a potential source of stable returns.

LoCorr Long/Short Commodities Strategy Fund

The LoCorr Long/Short Commodities Strategy Fund (the “Long/Short Commodities Fund” or the “Fund”) provides investors with access to a commodities futures strategy in a mutual fund structure. Generally speaking, an investment in commodities relies on rising prices to generate positive returns. Of course, commodity prices do not always appreciate and occasionally experience sharp declines, as was seen in 2020, 2018, 2014/2015 and 2008. The Long/Short Commodities Fund has the potential to profit while commodity prices increase or decrease which differentiates it from most commodity-oriented mutual funds. The Fund’s primary investment objective is capital appreciation in rising and falling commodities markets. The Fund attempts to achieve this objective by investing in two primary strategies – a Commodities Strategy and a Fixed Income Strategy.

The Fund’s Commodities Strategy is comprised of:

●

ARCOM Capital LLC (“ARCOM”), which began trading in 2015. ARCOM is led by Alastair Riach, who has over 30 years of experience trading commodities, and manages a discretionary natural gas specialist strategy that trades primarily relative value.

●

CoreCommodity, which began trading its current strategy in 2017 but traces its roots back to the firm’s inception in 2003. CoreCommodity utilizes a discretionary approach based on a microeconomic analysis centered on four dimensions; quantitative, fundamental, market dynamics, and manager discretion. The portfolio will hold long/short directional, relative value (inter-market), and structural (calendar spread) positions.

●

East X, which was founded in 2017 and manages a strategy that traces its roots back to 2014. East Alpha manages a systematic approach that combines fundamental insights gleaned from discretionary traders with pattern recognition technique in a rigorous systematic framework. The portfolio will hold long/short directional, relative value (inter-market), and structural (calendar spread) positions.

●

First Quadrant’s Long/Short Commodities strategy, which began trading in 2010, employs a systematic long/short directional strategy that attempts to capture commercial market participant behavior across 20+ commodity markets.

●

J E Moody & Company Commodity Relative Value Program (“JEM CRV”), which began trading in 2006. JEM CRV employs a market neutral, systematic trading strategy that invests in relative value calendar spread positions across 20+ commodity markets.

●

Millburn’s Commodity Program (“Millburn”), which began trading in 2005. Millburn employs a systematic trading strategy that takes outright long/short positions and relative value spread positions across 40+ commodity futures markets.

Fund Performance Summary

The Fund’s Class I shares gained +14.82% during the year ended December 31, 2021, versus the +27.11% return for the Bloomberg Commodity Total Return Index and the +0.05% gain for the Bank of America Merrill Lynch 3-Month Treasury Bill Index (“ICE BofAML T-Bill Index”). We are pleased with the performance of the Fund in 2021 as it has demonstrated the ability to participate in the strong upward movement of commodity prices. However, due to the Fund’s long/short philosophy, we wouldn’t expect it to fully keep pace with a long-only index. All the Fund’s managers in the Commodities Strategy finished 2021 in positive territory with East X and ARCOM leading the way. Trading in energy was the largest driver of the Fund’s positive returns while grains, metals, and livestock positions also contributed positively. The Fund had modest losses from trading in softs, specifically in coffee.

Energy

For the second year in a row, trading in energy produced the largest gains for the Fund. With oil market fundamentals improving from pandemic lows, the Fund’s exposure remained long most of the year, however, briefly moving to a short posture for about one week at the end of November. Overall, the largest contributors in 2021 were from trading in natural gas, with smaller gains from positions in Brent crude. The Fund finished 2021 with long exposure in oil, natural gas, and power markets.

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Shareholder Letter

Agricultural

Trading in agricultural commodities was profitable as gains from positions in grain and livestock markets were partially offset by modest losses in softs. In livestock markets, the Fund experienced gains from both feeder and live cattle markets. The Fund was able to take advantage of strong fundamentals in grain markets, particularly corn and soybeans, as aforementioned reasons drove grain prices higher during the first half of the year. Finally, trading in soft markets was more challenging with positions in cocoa and coffee producing the largest losses. While coffee prices surged, we do not expect the fund to participate in each upward trending market due to the Fund’s long/short strategy. At the end of 2021, positions in grain and livestock markets were long while softs exposure was marginally short.

Metals

Trading in metals was a modest contributor to Fund performance during the period as positions in base metals experienced gains and trading in precious metal markets suffered small losses. In base metals, consistent long positions during the year were profitable as global demand mixed with supply concerns caused widespread price appreciation. The largest gains in base metals came from long copper and aluminum positioning. In precious metals, small losses were driven by varying exposure in gold as prices remained fairly range bound in 2021. This tight trading range market proved difficult for the Fund’s managers as infrequent opportunities were presented. The Fund finished the period with long exposure in both base and precious metals.

Outlook

As we turn the page on 2021, we believe the outlook for long/short commodity exposure in investor portfolio’s is compelling. We expect robust market opportunities for the Fund. With persistently high inflation, the Federal Reserve’s acceleration of its tapering program, and rising expectations for earlier-than-expected interest rate hikes, the potential exists for powerful moves across multiple asset classes including commodities.

Finally, there is increasing discussion about the potential for a commodity super cycle. In the metal markets for example, with weaker prices there has been a lack of new investment over the past decade which is potentially bullish as demand improves. Further, many are pointing to the growth in the electric vehicle market and overall green movement as new secular growth drivers, given how metal-intensive these developments are, further fueling the bullish sentiment. Finally, prices for most cyclical commodity prices have rallied sharply from their lows and, in some cases like copper, have moved to multi-year highs adding support to this outlook.

Overall, we are pleased with the Fund’s performance in 2021, providing welcomed diversification to investors. We believe the Fund may be highly attractive to investors seeking uncorrelated solutions to most investment strategies and asset classes, or for investors seeking alternatives in the commodity market. While commodity prices have been surging higher, they are also characterized by high volatility and sizable drawdowns. This volatility may create tremendous opportunities which we believe the Fund can take advantage of. The underlying managers in the Fund can take both long and short directional positions (benefit from commodities moving up or down), as well as relative value positions (calendar, geographic, and inter-market spreads) to capture this diverse and robust set of opportunities over time, making it a potentially ideal solution regardless of the market environment for commodities. Finally, the Fund’s multi-manager approach has the potential to smooth the ride for investors as the underlying managers tend to zig and zag at different times which may help reduce volatility and limit drawdowns. We remain confident in the outlook for the Fund and the underlying managers and strategies.

Fixed Income Strategy

The Fund invests most of its excess cash not needed for margin requirements in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate (“IG”) and government agency securities managed by Nuveen Asset Management (“Nuveen”).

The fixed income component of the Fund is managed against the Barclay’s 1-5 Government Credit Index. Returns for the fixed income portfolio were -0.55% compared to -0.97% for the benchmark during 2021. The duration of the portfolio was managed between 1.7 and 2.5 years. The short duration and yield curve positioning had a positive impact on performance. The During the year, the Fund’s fixed income allocation was between 25-28% in investment grade corporate bonds and 22-28% in high quality, short duration securitized sectors. The Fund maintained broad corporate bond diversification with a modest overweight in financials. Given that spreads for non-government securities tightened, Nuveen’s sector strategy was a positive contributor to investment returns during the reporting period.

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Shareholder Letter

LoCorr Market Trend Fund

The LoCorr Market Trend Fund (“Market Trend Fund” or the “Fund”) was created to provide investors with access to a trend-following futures strategy managed by one of the leading managers in this space—Graham Capital Management. Graham was founded in 1994 and manages approximately $15.4 billion in assets. The Market Trend Strategy is managed similarly to Graham’s Tactical Trend program, a systematic medium- to long-term trend-following strategy that commenced trading in 2006. The Fund seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Fund attempts to achieve its objective by investing in two main strategies – a Managed Futures Strategy and a Fixed Income Strategy.

Fund Performance Summary

The Fund’s Class I shares gained +1.04% during the year ended December 31, 2021 versus +4.72% for the Morningstar Systematic Trend category. Overall, the Fund had a strong first half of the year, gaining +5.71% but lost ground in the second half as more challenging market conditions emerged. Gains for the year were led by trading in commodities and equities, while fixed income positions were unprofitable. While performance overall lagged, this was the Fund’s third consecutive year of positive returns, annualizing at a rate of +7.87% over that period and ranking in the top 18th percentile of its Morningstar peer group.

Market Trend Strategy

Fixed Income

Fixed income trading produced the largest losses during the period, particularly from exposure at the longer end of the curve. The environment was particularly challenging for trend followers and the Fund experienced losses in each quarter during the year. Over the course of 2021, the Fund’s positioning in fixed income shifted between long and short as interest rates, which finished higher overall during the year, experienced sizable reversals. It’s these reversals that challenged trend followers including Graham. Seemingly as the Fund’s positioning adapted to prevailing trends, those trends reversed negatively impacting returns. Trading across all major regions was unprofitable, though positions in Europe produced the largest losses led by losses in the 10-Year UK Gilt and Euro Bund. Losses occurred in U.S. markets as well, led by trading in the 5-Year U.S. Treasury. Positions at the front end of the curve were modestly profitable as persistent short exposure in the second half of the year benefited from the rise in rates. The Fund ended 2021 with a modest long exposure in medium- to long-term fixed income markets, notably in the U.S. and, to a lesser extent Asia, while European positions were short. In short-term instruments, positioning was short at the end of 2021.

Commodities

Trading in commodities produced sizable profits as the Fund was able to capture the powerful upward trend across most segments of the commodity markets. The largest gains stemmed from energy trading, though positions in agricultural and base metals were also profitable. Trading in precious metals on the other hand was unprofitable. In energy, prolonged long exposure benefitted from the upward climb in most oil and oil-related commodities, notably long RBOB gasoline and heating oil positions. In agricultural markets, the Fund benefitted from robust gains from long grain, notably corn; and long soft, notably coffee, positions. Metal markets were mixed as gains from long positions in base metals including copper and aluminum were offset by losses in precious metals, notably gold. The Fund ended the year with long positions in energy, agriculture, and base metals while precious metal exposure was short.

Equity Indices

Trading in global equities was the second largest positive contributor during 2021 behind commodities, as the Fund was able to benefit from the strong returns in stocks. The Fund’s equity trading has now been profitable in six of the past seven quarters. Profits during the year were concentrated in the U.S., as long positions in the E-Mini NASDAQ and S&P 500 produced the biggest gains. Elsewhere, trading was more muted with notable losses from positions in the Nikkei, Euro Stoxx 50, and Hang Seng. Positives outside the U.S. included positions in the CAC 40 and the Canadian TSE 60. The Fund’s equity exposure finished 2021 modestly long with the largest positions in U.S. markets. Europe was slightly long while Asian markets were short.

Foreign Currencies

Trading in currencies was unprofitable in 2021 as conditions proved challenging in the first half of the year, though the Fund was able to profit from the upward trending USD in the second half. Positioning shifted from short USD in the first quarter to long USD in the second half of the year in response to the strengthening dollar. The largest losses occurred in European currencies, notably from trading in the Swiss Franc that was partially offset by gains from positions in the Euro. Asian currency markets were profitable led by gains in the Japanese Yen. Overall, the USD finished 2021 significantly long, notably against the Japanese Yen, Euro, and British Pound.

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Shareholder Letter

Outlook

As we turn the page on 2021, we believe the outlook for managed futures/macro is compelling and expect robust market opportunities for the Fund. With persistently high inflation, the Federal Reserve’s acceleration of its tapering program, and expected interest rate hikes, the potential exists for powerful moves across multiple asset classes including currencies, commodities, and fixed income. Given this backdrop along with high valuations, the potential exists for sustained periods of heightened volatility in equities as well. Finally, our expectation is for considerable divergence in economic growth and central bank policy around the globe in 2022 which may further contribute to opportunities for profits.

In our view, this favorable outlook coincides with a murky outlook for bonds. True, the 60/40 asset allocation model has served the investment community well for the past 40 years. Our belief, however, is with the tailwind of declining rates since the 1970s in the rearview mirror, we have entered a new era for the bond market. With the current environment marked by low interest rates which are likely to rise along with near historically tight credit spreads, the likelihood of bonds performing well over the short- to intermediate-terms seems remote. Of course, evidence of this more challenging environment for bonds emerged in 2021, as evidenced by the negative return for the Bloomberg U.S. Aggregate Bond Index. We believe the challenging outlook for bonds is just beginning and recommend investors consider the broader use of alternative diversifying strategies like managed futures which have the flexibility to invest long or short across multiple asset classes and markets.

Fixed Income Strategy

The Fund invests most of its excess cash not needed for margin requirements in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate (“IG”) and government agency securities managed by Nuveen Asset Management (“Nuveen”).

The fixed income component of the Fund is managed against the Barclay’s 1-5 Government Credit Index. Returns for the fixed income portfolio were -0.50% compared to -0.97% for the benchmark during 2021. The duration of the portfolio was managed between 1.7 and 2.5 years. The short duration and yield curve positioning had a positive impact on performance. The During the year, the Fund’s fixed income allocation was between 25-28% in investment grade corporate bonds and 22-28% in high quality, short duration securitized sectors. The Fund maintained broad corporate bond diversification with a modest overweight in financials. Given that spreads for non-government securities tightened, Nuveen’s sector strategy was a positive contributor to investment returns during the reporting period.

LoCorr Dynamic Equity Fund

The LoCorr Dynamic Equity Fund (“Dynamic Equity Fund” or the “Fund”) seeks long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective. Consistent with the “low correlation” our LoCorr Fund family seeks, long/short equity funds have the ability to provide positive returns when equity markets are rising, yet they offer the potential for downside protection when equity prices are falling.

The Fund employs three sub-advisers to manage the Fund’s long/short equity strategy:

●

Billings Capital Management (“Billings”) manages a strategy which is based on a value-oriented, concentrated, fundamental, bottom-up long/short equity approach. This manager seeks to outperform the S&P 500 over the long term. The sub-portfolio managed by Billings is similar to a strategy that this manager has executed since 2008 with their current firm and for many years prior to that at a different entity.

●

Kettle Hill Capital Management (“Kettle Hill”) seeks to generate alpha by combining a bottom-up, fundamental analysis with a top-down opportunistic overlay. Investing primarily in small cap securities, Kettle Hill targets a conservative net exposure to the market. The sub-portfolio managed by Kettle Hill is similar to a strategy that this manager has executed since its inception in 2003.

●

First Quadrant (“FQ”) manages a strategy for the Fund which is similar to a global long/short strategy that they have traded since 2016. They utilize a systematic multi-factor approach coupled with an active beta management approach to maximize upside opportunities while reducing downside performance. The strategy invests in developed international and U.S. markets and was added to the portfolio in 2019.

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Shareholder Letter

Fund Performance Summary

The Fund’s Class I shares finished 2021 in positive territory, up +14.58%, outperforming the Morningstar Long/Short Equity Fund Index which closed up +12.55%. The Fund’s small cap bias was a headwind during the period as the Russell 2000 Index finished 2021 up +14.82% versus the +28.71% gain for the S&P 500. The Fund continued to outperform the category on a 3-year trailing basis by a margin of +0.70%.

Billings led the way for the Fund, posting stellar 2021 returns and finishing well in the black. First Quadrant ended the year closely behind Billings, while Kettle Hill had only modest gains. The Fund’s overall net exposure oscillated throughout 2021, ending the year on the higher end of its typical 40-60% range, at 55% net exposure.

The Fund’s long book was a positive contributor in three out of four quarters in 2021 with the bulk of the gains recorded in the first quarter. During the year, the Fund saw its strongest returns from the Financial Services, Industrials, and Communication Services sectors. Within the Financial Services sector, Credit Acceptance Corp (6.3% of the Fund’s net assets as of 12/31/2021), a specialized consumer finance company within the auto industry, was the top performer for the year. The company was the largest holding in the portfolio throughout the year and consequentially was the largest contributor to performance. Another contributor within the Financial Services sector, Wells Fargo (1.1% of the Fund as of 12/31/2021), traded higher after the Fed’s outlook turned more hawkish. In the Industrials sector, Mastec (2.69% of the Fund as of 12/31/2021), a multinational infrastructure engineering and construction company, traded higher in the second quarter on news that President Biden secured a deal on an infrastructure bill that was intended to expand roads, bridges and broadband networks. In the Communication Services sector, Nexstar Media Group Inc (2.27% of the Fund as of 12/31/2021), a media company with significant television station ownership in the US, trended higher with better-than-expected earnings and strong forward guidance. Offsetting these gains were losses in the Consumer Cyclical, Communication Services, and Technology sectors. In the Consumer Cyclical sector, a position in Frontdoor (3.63% of the Fund as of 12/31/2021), a home service plan and appliance company, was negatively impacted by the spread of COVID-19 in 2021. In the Communication Services sector, Media and Games Invest (2.00% of the Fund as of 12/31/2021), a multinational digitally integrated games and media company, traded lower with the sell-off in high multiple technology-related stocks in the fourth quarter.

The Fund’s short book faced losses in the first half of the year but experienced gains in the second half. Overall, these losses during the year were led by Consumer Cyclical and Communication Services sectors as broader equity markets rallied in 2021. In the Consumer Cyclical sector, a short position in Express, Inc. (0.00% of the Fund as of 12/31/2021), an American fashion retailer, was caught up in the “meme stock craze” in the first quarter of the year, and the Fund’s short position was negatively impacted. Fortunately, the Fund avoided significant losses in other “meme stocks” in 2021. In the Communication Services sector, a short position in Live Nation Entertainment Inc. (-0.34% of the Fund as of 12/31/2021), a global entertainment company, detracted as the stock moved higher in 2021 due to general market optimism. The short book had gains within the Financial Services and Consumer Cyclical sectors. In the Financial Services sector, a short position in Lemonade Inc. (0.00% of the Fund as of 12/31/2021), a multinational insurance company, benefitted the Fund as the stock fell dramatically due to negative sentiment in the insurance market as well as reporting disappointing earnings during the quarter. The Fund also benefited from a short position in Peloton Interactive (0.00% of the Fund as of 12/31/2021), an exercise equipment and media company, after the company reported disappointing earnings results in November.

Outlook

As we enter 2022, many questions remain unanswered. Investors will need to continue to assess the long-term implications of the COVID-19 virus and potentially new variants on economies around the globe and what a “return-to-normal” environment may look like. All these questions must be considered against the increasingly hawkish view of the Fed that had previously been stimulative and supportive to the prices of risk assets yet must now deal with persistently high inflation. The equity market proved its robustness in 2021, pushing higher through the final weeks of the year in the face of the omicron variant emergence and a shift in Federal Reserve policy. However, if these concerns continue or worsen, it could foster heightened market volatility and possibly put an end to the current bull market.

Amid continued uncertainty, a long/short equity strategy may allow for continued participation in rising equity markets while the strategy’s hedged approach and ability to benefit from falling stock prices could mitigate losses if equities were to sell off. With the Cyclically Adjusted S&P 500 P/E ratio at the highest level in twenty years coupled with the recent shift to a hawkish Federal Reserve, a turbulent equity market is a strong possibility in 2022. We remain highly confident in the ability of the Fund to provide positive absolute returns and compelling diversification for investors’ portfolios.

LoCorr Spectrum Income Fund

The LoCorr Spectrum Income Fund (“Spectrum Income Fund” or the “Fund”) has an objective of current income with capital appreciation as a secondary objective. The Fund is designed to fit within the “low correlation” of the LoCorr Fund family by seeking to provide relatively high levels of income with low correlation to the bond market. The Fund is sub-advised by Bramshill Investments. Bramshill invests in a portfolio of primarily pass-through securities with an integrated covered call and hedging strategy. Bramshill seeks to generate high current income, much of which the Fund distributes monthly to investors.

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Shareholder Letter

Fund Performance Summary

The Fund’s Class I shares were up +21.53% in 2021 compared to the -1.54% loss for the Bloomberg U.S. Aggregate Bond Index. In a year where bonds were challenged by rising rates, The Fund benefited from positive contributions in all but one sector with the largest contributions from Master Limited Partnerships (“MLPs”), Business Development Companies (“BDCs”), C-Corporations, and Real Estate Investment Trusts (“REITs”). The only detracting sector was Mortgage Real Estate Investment Trusts (“mREITs”), and the losses in this sector were comparatively modest.

The Master Limited Partnerships sector was the top contributor to the Fund’s 2021 performance. The broad sector rebounded from a rough 2020 and gained +39.9%, as measured by the Alerian MLP Index. The largest contributor within the sector was Crestwood Equity Partners (2.28% of the Fund as of 12/31/21), a midstream MLP, which rallied on news that it bought out its General Partner interest simplifying its structure, as well as benefiting from a generally strong energy market. Also contributing were the Crestwood preferred shares (1.49% of the Fund as of 12/31/21), where the market seems to be realizing the value of the high and stable nature of distributions in this part of the company’s capital structure. Global Partners (2.18% of the Fund as of 12/31/21), a downstream MLP, consistently beat analyst estimates during 2021 and continues to raise its distribution. The company’s plans to ramp up its renewable fuels capabilities was also well received by the market.

Business Development companies, which rallied +37.38% in 2021, as measured by the MVIS U.S. Business Development Companies Index, were also strong contributors to the Fund. The Fund maintained exposure to this sector in Q1, but tactically reduced positions through the remainder of the year as completion for loans increased and credit quality deteriorated despite lower default rates. The top performing BDC holding within the Fund was Newtek Business Services (0.87% of the Fund as of 12/31/21), a BDC which engages in the provision of business and financial solutions, reported solid earnings, increased its distribution guidance, and benefited from a strong credit environment.

Equity Real Estate Investment Trusts, as measured by the MSCI U.S. IMI Real Estate 25/50 Index, rallied +40.78% in 2021. The sector was aided by rent relief programs provided by the federal government early in the year and was further propelled by the reopening of the economy and strong economic growth. Real estate has historically been considered an inflation hedge, and with increasing concerns of inflation, the sub-adviser, Bramshill, has maintained exposure to the sector and opportunistically added in the second half of the year. The top performer in the Equity REITs sector was Iron Mountain (0.97% of the Fund as of 12/31/21), an enterprise information management services company. Iron Mountain benefited from an expansion of its data center business segment and overall growth in this area of the market.

In C-Corps, the Fund began the year heavily weighted towards reflation beneficiaries. Bramshill changed their stance in the third quarter to a more defensive approach when growth stocks began to wane as the sub-adviser became more concerned that the Fed posture was shifting. Allocations to securities in the Utilities and Consumer Staples sectors increased during this time. When growth stocks began to re-accelerate in the fourth quarter, these defensive positions were exited and Bramshill began cautiously entering into more cyclical securities and identifying companies that were paying large, special year-end distributions to add to the portfolio. One example of a cyclical security that paid a special distribution in 2021 is Boise Cascade (1.09% of the Fund as of 12/31/21), a North American manufacturer of wood products and a wholesale distributor of building materials. The company raised its quarterly dividend by 20% and paid a supplemental dividend of $3.00 per share to common stockholders in the fourth quarter.

The only sector that was a detractor for the Fund in 2021 was Mortgage REITs. The broad sector gained +15.64%, as measured by the FTSE Nareit Mortgage REITs index. The Fund’s allocation to mREITs was increased in the second and third quarter, then reduced in in the fourth quarter as concerns about spread tightening began to manifest. The largest detracting mREIT in the Fund in 2021 was Invesco Mortgage Capital (1.18% of the fund as of 12/31/21). The security was hampered by the increasing concerns regarding the Fed rate hikes and tapering expectations, as these events tend to have negative effects on spreads.

Outlook

As Bramshill looks toward 2022, caution is indicated as the Fed faces a longer-term process of tightening in an environment of extended financial markets and a potentially fragile national economy that is still dealing with COVID-19 impacts and uncertain degrees of labor market participation.

Bramshill has high confidence that the portfolio holdings’ cash flow and distributions will be sustainable in this environment. However, investor skepticism regarding the Fed’s ability to tighten policy without negatively impacting the economy could produce meaningful increases in volatility. Given this expectation for heightened volatility over the near-term, Bramshill began selling covered calls late in 2021 to help fund a partial hedge that it added to in the early days of 2022. Bramshill anticipates that visibility concerning longer term macroeconomics conditions could support reasonable growth but may include somewhat greater inflation than the market has experienced over the past few decades. Bramshill expects that this environment will benefit the Fund’s opportunity set relative to many other investment options.

Thank you for investing in the LoCorr Funds

12 |

Shareholder Letter

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Barclays 1-5 Year Government Credit Index-The Barclays U.S. Government/Credit 1-5 Year Index is an index of all investment grade bonds with maturities of more than one year and less than 5 years. The MSCI EAFE Index was designed to measure the equity market performance of developed markets outside of the U.S. & Canada. VIX - Chicago Board Options Exchange (CBOE), the Volatility Index, or VIX, is a real-time market index that represents the market’s expectation of 30-day forward-looking volatility. Derived from the price inputs of the S&P 500 index options, it provides a measure of market risk and investors’ sentiments. It is also known by other names like “Fear Gauge” or “Fear Index.” Investors, research analysts and portfolio managers look to VIX values as a way to measure market risk, fear and stress before they take investment decisions. The ICE BofAML 3-M T-Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. The Morningstar Managed Futures Category is an average monthly return of all funds in the Morningstar Managed Futures Category. These funds typically take long and short positions in futures options, swaps, and foreign exchange contracts, both listed and over the counter, based on market trends or momentum. (A long position is a bet an investment will gain in value, while a short position is a bet that an investment will decline in value.) A majority of these funds follow trend-following, price-momentum strategies. Other strategies included in this category are systematic mean-reversion, discretionary global macro strategies, commodity index tracking, and other futures strategies. More than 60% of these funds’ exposure is invested through derivative securities. The TOPIX Index (Tokyo Stock Price Index) is an important stock market index for the Tokyo Stock Exchange (TSE) in Japan, tracking all domestic companies of the exchange’s First Section. The Dow Jones EURO STOXX 50 Index is a market capitalization-weighted stock index of 50 large, blue-chip European companies operating within eurozone nations. The Bloomberg Commodity Index is a broadly diversified commodity price index distributed by Bloomberg Indexes. The index was originally launched in 1998 as the Dow Jones-AIG Commodity Index and renamed to Dow Jones-UBS Commodity Index in 2009, when UBS acquired the index from AIG. The SG Trend Index is a subset of the SG CTA Index and follows traders of trend-following methodologies. The SG CTA Index is equal weighted, calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. The Morningstar Long/Short Equity Category is an average monthly return of all funds in the Morningstar Long-Short Equity Category. The category contains a universe of funds with similar investment objectives and investment style, as defined by Morningstar. Performance of the indices and Morningstar Category Average is generated on the first business day of the month. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-back issues rated investment grade or higher. West Texas Intermediate is a crude oil that serves as one of the main global oil benchmarks. It is sourced primarily from Texas and is one of the highest quality oils in the world, which is easy to refine. WTI is the underlying commodity for the NYMEX’s oil futures contract. One cannot invest directly in an index.

Please refer to the Schedule of Investments in this report for full holdings information. Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.

Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk. Basis Points (bps) - A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. Beta measures the sensitivity of a stock’s return relative to the return of a selected market index. When beta is greater than one, it means a stock will rise or fall more than the market. Cash Flows refers to a company’s free cash flow which is a measure of how much cash a business generates after capital expenditures.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. Investment Grade refers to bonds that are rated BBB or higher. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds. Calendar spread is an options or futures spread established by simultaneously entering a long and short position on the same underlying asset at the same strike price but with different delivery months. It is sometimes referred to as an inter-delivery, intra-market, time, or horizontal spread. Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth. Mortgage-backed securities (MBS)_ are an investment similar to a bond that is made up of a bundle of home loans bought from the banks that issued them. Asset-backed securities (ABC) are a type of financial investment that is collateralized by an underlying pool of assets – usually ones that generate a cash flow from debt, such as loans, leases, credit card balances, or receivables. It takes the form of a bond or note, paying income at a fixed rate for a set amount of time, until maturity.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings growth is not representative of the Funds’ future performance.

Past performance is not a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Macro Strategies Fund, Long/Short Commodities Strategy Fund, Market Trend Fund and Spectrum Income Fund are diversified funds. Dynamic Equity Fund is a non-diversified fund, meaning it may invest its assets in fewer individual holdings than a diversified fund. Therefore, Dynamic Equity Fund is more exposed to individual stock volatility than a diversified fund. The Funds invest in foreign investments and foreign currencies which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Investing in commodities may subject the Funds to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Funds may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be

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Shareholder Letter

volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage-Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Derivative contracts ordinarily have leverage inherent in their terms which can magnify a Fund’s potential for gains or losses through increased long and short position exposure. A Fund may access derivatives via a swap agreement. A risk of a swap agreement is the risk that the counterparty to the agreement will default on its obligation to pay the Fund.

A Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.

Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. ETF investments are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are subject to specific risks, depending on the nature of the ETF.

A Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and a Fund may be exposed to greater risk and experience higher volatility than would a more economically diversified portfolio. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural, or technological developments. Investments in Limited Partnerships (including master limited partnerships) involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the Limited Partnership, risks related to potential conflicts of interest between the Limited Partnership and the Limited Partnership’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. Underlying Funds are subject to management and other expenses, which will be indirectly paid by a Fund.

The LoCorr Funds are distributed by Quasar Distributors, LLC.

14 |

Fund Performance

LoCorr Macro Strategies Fund

Rate of Return — For the period ended December 31, 2021 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	10 Year	Since Inception
LoCorr Macro Strategies Fund - Class A (without maximum load)	3/22/11	-4.41%	-0.15%	2.84%	2.64%	1.79%
LoCorr Macro Strategies Fund - Class A (with maximum load)	3/22/11	-9.87%	-5.89%	1.64%	2.03%	1.23%
LoCorr Macro Strategies Fund - Class C	3/24/11	-5.70%	-1.86%	2.09%	1.87%	1.04%
LoCorr Macro Strategies Fund - Class I	3/24/11	-4.33%	0.08%	3.11%	2.89%	2.05%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		0.02%	0.05%	1.14%	0.63%	0.59%
Barclay CTA Index		0.58%	5.07%	2.63%	0.65%	1.01%

$100,000 investment in the
LoCorr Macro Strategies Fund – Class I

For the period ended December 31, 2021 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2021 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.18%, 2.93% and 1.93% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

LoCorr Long/Short Commodities Strategy Fund

Rate of Return — For the period ended December 31, 2021 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	10 Year	Since Inception
LoCorr Long/Short Commodities Strategy Fund - Class A (without maximum load)	12/31/11	5.48%	14.55%	7.49%	4.78%	4.78%
LoCorr Long/Short Commodities Strategy Fund - Class A (with maximum load)	12/31/11	-0.63%	7.99%	6.22%	4.16%	4.16%
LoCorr Long/Short Commodities Strategy Fund - Class C	12/31/11	4.02%	12.66%	6.68%	3.96%	3.96%
LoCorr Long/Short Commodities Strategy Fund - Class I	12/31/11	5.64%	14.82%	7.78%	5.04%	5.04%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		0.02%	0.05%	1.14%	0.63%	0.63%
HFRI Macro Commodity Index*		8.28%	23.98%	6.13%	2.77%	2.77%

$100,000 investment in the
LoCorr Long/Short Commodities Strategy Fund – Class I

For the period ended December 31, 2021 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2021 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.57%, 3.32% and 2.32% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The HFRI Macro Commodity Index employs an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across commodity assets classes, frequently with related ancillary exposure in commodity sensitive equities or other derivative instruments.

* Prior to May 3, 2021, the LLSCS Fund utilized the Morningstar Long/Short Commodity Index as a primary benchmark. The Index was discontinued as of May 3, 2021 and replaced by the HFRI Macro Commodity Index. The Morningstar Long/Short Commodity Index is a fully collateralized commodity futures index that uses the momentum rule to determine if each commodity is held long, short, or flat.

One cannot invest directly in an index.

| 15

Fund Performance

LoCorr Market Trend Fund

Rate of Return — For the period ended December 31, 2021 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Market Trend Fund - Class A (without maximum load)	6/30/14	-4.52%	0.87%	2.19%	3.16%
LoCorr Market Trend Fund - Class A (with maximum load)	6/30/14	-9.99%	-4.91%	0.99%	2.35%
LoCorr Market Trend Fund - Class C	6/30/14	-5.84%	-0.92%	1.43%	2.38%
LoCorr Market Trend Fund - Class I	6/30/14	-4.42%	1.04%	2.44%	3.41%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		0.02%	0.05%	1.14%	0.81%
Barclay CTA Index		0.58%	5.07%	2.63%	2.30%

$100,000 investment in the
LoCorr Market Trend Fund - Class I

For the period ended December 31, 2021 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2021 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.05%, 2.80% and 1.80% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

LoCorr Dynamic Equity Fund

Rate of Return — For the period ended December 31, 2021 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Dynamic Equity Fund - Class A (without maximum load)	5/10/13	2.24%	14.38%	3.72%	4.42%
LoCorr Dynamic Equity Fund - Class A (with maximum load)	5/10/13	-3.62%	7.79%	2.49%	3.71%
LoCorr Dynamic Equity Fund - Class C	5/10/13	0.86%	12.46%	2.95%	3.63%
LoCorr Dynamic Equity Fund - Class I	5/10/13	2.34%	14.58%	3.99%	4.69%
S&P 500 Total Return Index		11.67%	28.71%	18.47%	15.42%
Morningstar Long/Short Equity Fund Index		3.22%	12.55%	6.54%	4.89%

$100,000 investment in the
LoCorr Dynamic Equity Fund - Class I

For the period ended December 31, 2021 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2021 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 4.53%, 5.28% and 4.28% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Morningstar Long/Short Equity Index category holds sizeable stakes in both long and short positions in equities and related derivative. At least 75% of the assets are in equity securities or derivatives.

One cannot invest directly in an index.

16 |

Fund Performance

LoCorr Spectrum Income Fund

Rate of Return — For the period ended December 31, 2021 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Spectrum Income Fund - Class A (without maximum load)	12/31/13	-0.89%	21.33%	5.82%	2.72%
LoCorr Spectrum Income Fund - Class A (with maximum load)	12/31/13	-6.54%	14.27%	4.57%	1.96%
LoCorr Spectrum Income Fund - Class C	12/31/13	-2.30%	19.47%	5.00%	1.93%
LoCorr Spectrum Income Fund - Class I	12/31/13	-0.78%	21.53%	6.09%	2.98%
Bloomberg U.S. Aggregate Bond Index		0.06%	-1.54%	3.57%	3.37%
Morningstar Allocation - 70% to 85% Equity		4.49%	16.33%	10.86%	8.01%

$100,000 investment in the
LoCorr Spectrum Income Fund - Class I

For the period ended December 31, 2021 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2021 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 3.57%, 4.32% and 3.32% for Class A, Class C and Class I shares, respectively.

The Bloomberg Barclay U.S. Aggregate Bond Index is a long term, market capitalization-weighted index used to represent investment grade bonds being traded in the United States.

The Morningstar Allocation - 70% to 85% Equity portfolios seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds and cash. These portfolios are dominated by domestic holdings and have equity expenses between 70% and 85%.

One cannot invest directly in an index.

| 17

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments

Consolidated Schedule of Investments

December 31, 2021

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 10.72%
321 Henderson Receivables I LLC
Series 2006-1A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	03/15/2041	0.31%	$229,054	$228,143
Series 2006-4A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	12/15/2041	0.31%	190,323	190,044
Series 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	0.46%	61,036	60,453
American Express Credit Account Master Trust, 2019-1 A	10/15/2024	2.87%	2,390,000	2,402,747
American Homes 4 Rent Trust, 2014-SFR2 A (a)	10/17/2036	3.79%	729,940	757,468
AmeriCredit Automobile Receivables Trust
Series 2020-3 A-3	06/18/2025	0.53%	5,420,000	5,416,137
Series 2021-2 A3	12/18/2026	0.34%	5,010,000	4,968,578
AMSR Trust, 2020-SFR1 A (a)	04/17/2037	1.82%	499,521	499,408
Angel Oak Mortgage Trust LLC, 2020-5 A3 (a)(d)	05/25/2065	2.04%	249,957	249,959
Bank of America Credit Card Trust, 2021-A1 A1	09/15/2026	0.44%	2,120,000	2,089,221
Carmax Auto Owner Trust
Series 2019-1 A3	03/15/2024	3.05%	784,455	791,030
Series 2020-1 A3	12/16/2024	1.89%	3,818,507	3,852,686
Series 2021-4 A3	09/15/2026	0.56%	3,805,000	3,751,808
Carvana Auto Receivables Trust
Series 2021-P2 A3	03/10/2026	0.49%	6,120,000	6,076,582
Series 2021-P4 A-3	01/10/2027	1.31%	7,270,000	7,265,438
Chase Issuance Trust, 2020-A1 A1	01/15/2025	1.53%	3,850,000	3,886,884
Citibank Credit Card Issuance Trust, 2018-A3 A3	05/23/2025	3.29%	3,500,000	3,623,201
Corevest American Finance Trust, 2020-1 A1 (a)	03/17/2050	1.83%	407,187	406,583
DB Master Finance LLC, 2021-1a A2I (a)	11/20/2051	2.05%	4,100,000	4,006,110
Diamond Resorts Owner Trust
Series 2018-1 A (a)	01/21/2031	3.70%	805,674	820,177
Series 2021-1A A (a)	11/21/2033	1.51%	1,996,463	1,977,413
Discover Card Execution Note Trust, 2018-A2 A2 (1 Month LIBOR USD + 0.330%) (c)	08/15/2025	0.44%	2,775,000	2,782,930
Elara HGV Timeshare Issuer, 2021-A A (a)	08/27/2035	1.36%	2,695,355	2,662,664

18 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Entergy New Orleans Storm Recovery Funding LLC, 2015-1 A	06/01/2027	2.67%	$569,462	$574,066
Ford Credit Auto Owner Trust, 2018-2 A (a)	01/15/2030	3.47%	1,400,000	1,454,718
Freddie Mac STACR REMIC Trust, 2021-HQA4 M1 (SOFR30A + 0.950%) (a)(c)	12/26/2041	1.00%	5,950,000	5,949,998
GM Financial Consumer Automobile Receivables Trust
Series 2020-1 A3	09/16/2024	1.84%	1,076,445	1,085,317
Series 2021-1 A3	10/16/2025	0.35%	3,640,000	3,616,874
Series 2021-3 A3	06/16/2026	0.48%	5,370,000	5,313,128
Hilton Grand Vacations Trust, 2019-AA A (a)	07/25/2033	2.34%	1,759,250	1,782,055
Honda Auto Receivables Owner Trust
Series 2019-1 A3	03/20/2023	2.83%	1,116,077	1,123,707
Series 2020-3 A3	10/18/2024	0.37%	6,550,000	6,531,694
Hyundai Auto Receivables Trust, 2020-C A3	05/15/2025	0.38%	5,520,000	5,496,313
Invitation Homes Trust
Series 2018-SFR2 A (1 Month LIBOR USD + 0.900%) (a)(c)	06/18/2037	1.01%	2,378,801	2,379,172
Series 2018-SFR3 A (1 Month LIBOR USD + 1.000%) (a)(c)	07/17/2037	1.11%	685,206	684,843
Series 2018-SFR4 A (1 Month LIBOR USD + 1.100%) (a)(c)	01/19/2038	1.21%	903,645	902,630
Morgan Stanley Capital I Trust, 2004-HE6 M1 (1 Month LIBOR USD + 0.825%) (c)	08/25/2034	0.93%	401,281	397,693
MVW Owner Trust
Series 2019-1A A (a)	11/20/2036	2.89%	770,068	780,766
Series 2019-2A A (a)	10/20/2038	2.22%	1,108,655	1,120,681
Series 2021-1WA A (a)	01/22/2041	1.14%	3,022,482	2,964,726
Navient Student Loan Trust, 2021-A A (a)	05/15/2069	0.84%	2,778,586	2,743,747
PFS Financing Corp.
Series 2020-F A (a)	08/15/2024	0.93%	3,150,000	3,157,342
Series 2020-G A (a)	02/17/2026	0.97%	2,288,000	2,274,996
Series 2021-B A (a)	08/17/2026	0.77%	3,550,000	3,494,375
Progress Residential Trust, 2019-SFR4 B (a)	11/17/2036	2.94%	1,300,000	1,313,453
Santander Drive Auto Receivables Trust, 2020-4 A3	07/15/2024	0.48%	3,530,147	3,530,976
Sierra Receivables Funding LLC, 2018-3A A (a)	09/20/2035	3.69%	839,230	863,790
SoFi Professional Loan Program LLC
Series 2016-C A2B (a)	12/27/2032	2.36%	227,544	228,702
Series 2016-D A2B (a)	04/25/2033	2.34%	348,903	352,632
Series 2016-A A2 (a)	12/26/2036	2.76%	832,275	835,311
SoFi Professional Loan Program Trust, 2021-B AFX (a)	02/15/2047	1.14%	2,133,301	2,096,256
Taco Bell Funding LLC, 2021-1A A21 (a)	08/25/2051	1.95%	5,870,000	5,754,138
Tesla Auto Lease Trust
Series 2020-A A2 (a)	05/20/2023	0.55%	991,989	992,191
Series 2021-A B (a)	03/20/2025	1.02%	2,900,000	2,888,182
Toyota Lease Owner Trust, 2021-B A3 (a)	10/21/2024	0.42%	6,185,000	6,132,469
Tricon American Homes Trust
Series 2017-SFR2 A (a)	01/18/2036	2.93%	483,833	486,463
Series 2017-SFR2 B (a)	01/18/2036	3.28%	650,000	653,423
Verizon Owner Trust
Series 2018-A A1A	04/20/2023	3.23%	19,075	19,105
Series 2019-B A1A	12/20/2023	2.33%	1,194,175	1,202,167
Series 2019-C A1A	04/20/2024	1.94%	552,289	556,074
Series 2020-A A1A	07/20/2024	1.85%	6,765,000	6,815,696
Volkswagen Auto Loan Enhanced Trust, 2021-1 A-3	06/22/2026	1.02%	5,570,000	5,569,763
TOTAL ASSET BACKED SECURITIES (Cost $153,253,080)				152,885,296

CORPORATE BONDS: 23.68%
Agriculture: 0.36%
BAT Capital Corp.	08/15/2024	3.22%	1,125,000	1,169,484

The accompanying notes are an integral part of these consolidated financial statements. | 19

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
BAT International Finance PLC (b)	03/25/2026	1.67%	$4,085,000	$4,012,179
				5,181,663
Auto Manufacturers: 0.58%
Daimler Finance North America LLC (a)	03/01/2024	0.75%	1,275,000	1,263,339
General Motors Financial Co., Inc.	10/15/2024	1.20%	1,285,000	1,275,830
General Motors Financial Co., Inc.	06/20/2025	2.75%	3,845,000	3,969,251
Volkswagen Group of America Finance LLC (a)	11/24/2025	1.25%	1,800,000	1,761,447
				8,269,867
Banks: 12.15%
Banco Santander SA (b)	02/23/2023	3.13%	2,800,000	2,866,076
Banco Santander SA (b)	05/28/2025	2.75%	1,015,000	1,049,543
Bank of America Corp.	01/11/2023	3.30%	4,240,000	4,356,324
Bank of America Corp. (3 Month LIBOR USD + 0.930%) (c)	07/21/2023	2.82%	2,150,000	2,173,799
Bank of America Corp. (SOFR + 0.740%) (c)	10/24/2024	0.81%	3,765,000	3,740,314
Bank of America Corp. (SOFR + 0.690%) (c)	04/22/2025	0.98%	12,160,000	12,064,723
Bank of America Corp. (SOFR + 1.150%) (c)	06/19/2026	1.32%	6,095,000	6,032,938
Bank of America Corp. (SOFR + 1.010%) (c)	10/24/2026	1.20%	3,925,000	3,848,541
Barclays PLC (1 Year CMT Rate + 0.800%) (b)(c)	12/10/2024	1.01%	3,025,000	3,003,286
BNP Paribas SA (3 Month LIBOR USD + 1.111%) (a)(b)(c)	11/19/2025	2.82%	2,740,000	2,820,481
Citigroup, Inc. (3 Month LIBOR USD + 0.722%) (c)	01/24/2023	3.14%	2,535,000	2,538,214
Citigroup, Inc. (3 Month LIBOR USD + 1.023%) (c)	06/01/2024	4.04%	4,140,000	4,315,054
Citigroup, Inc. (SOFR + 0.686%) (c)	10/30/2024	0.78%	2,490,000	2,474,221
Citigroup, Inc. (SOFR + 0.669%) (c)	05/01/2025	0.98%	5,530,000	5,487,405
Citigroup, Inc. (SOFR + 0.765%) (c)	01/28/2027	1.12%	1,610,000	1,568,931
Credit Suisse AG (b)	05/05/2023	1.00%	2,610,000	2,617,049
Credit Suisse AG (b)	08/09/2023	0.52%	1,975,000	1,961,156
Danske Bank A/S (1 Year CMT Rate + 1.730%) (a)(b)(c)	01/12/2023	5.00%	2,895,000	2,897,495
Deutsche Bank NY (b)	05/28/2024	0.90%	1,670,000	1,655,730
Federation des Caisses Desjardins du Quebec (a)(b)	05/21/2024	0.70%	2,935,000	2,892,011
Goldman Sachs Group, Inc.	01/22/2023	3.63%	3,685,000	3,795,240
Goldman Sachs Group, Inc.	02/23/2023	3.20%	4,935,000	5,061,544
Goldman Sachs Group, Inc. (SOFR + 0.572%) (c)	03/08/2024	0.67%	21,630,000	21,533,837
Goldman Sachs Group, Inc.	04/01/2025	3.50%	1,925,000	2,036,205
HSBC Bank Canada (a)(b)	09/10/2023	1.65%	2,000,000	2,016,095
HSBC Holdings PLC (SOFR + 1.538%) (b)(c)	04/18/2026	1.65%	750,000	744,095
HSBC Holdings PLC (SOFR + 1.929%) (b)(c)	06/04/2026	2.10%	4,900,000	4,933,890
ING Groep NV (b)	04/09/2024	3.55%	3,095,000	3,244,877
JP Morgan Chase & Co.	01/25/2023	3.20%	5,845,000	6,003,906
JP Morgan Chase & Co. (SOFR + 0.600%) (c)	09/16/2024	0.65%	450,000	447,933
JP Morgan Chase & Co. (SOFR + 0.420%) (c)	02/16/2025	0.56%	1,650,000	1,626,380
JP Morgan Chase & Co. (SOFR + 0.540%) (c)	06/01/2025	0.82%	5,535,000	5,471,424
JP Morgan Chase & Co. (SOFR + 0.800%) (c)	11/19/2026	1.05%	2,000,000	1,949,385
JP Morgan Chase & Co. (SOFR + 0.695%) (c)	02/04/2027	1.04%	2,120,000	2,052,918
Mitsubishi UFJ Financial Group, Inc. (1 Year CMT Rate + 0.680%) (b)(c)	09/15/2024	0.85%	3,025,000	3,010,334
Morgan Stanley	01/23/2023	3.13%	4,775,000	4,896,229
Morgan Stanley (SOFR + 0.455%) (c)	01/25/2024	0.53%	4,700,000	4,684,150
Morgan Stanley (SOFR + 0.616%) (c)	04/05/2024	0.73%	5,590,000	5,573,094
Morgan Stanley (SOFR + 0.525%) (c)	05/30/2025	0.79%	2,440,000	2,408,573
NatWest Markets PLC (a)(b)	05/21/2023	2.38%	2,620,000	2,669,897
NatWest Markets PLC (a)(b)	08/12/2024	0.80%	1,500,000	1,475,509
Standard Chartered PLC (3 Month LIBOR USD + 1.080%) (a)(b)(c)	03/15/2024	3.89%	1,450,000	1,494,563
Svenska Handelsbanken AB (a)(b)	06/30/2023	0.63%	1,860,000	1,854,782
Svenska Handelsbanken AB (a)(b)	06/11/2024	0.55%	1,750,000	1,725,915

20 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Toronto-Dominion Bank (b)	09/10/2024	0.70%	$2,575,000	$2,542,049
Truist Financial Corp.	08/05/2025	1.20%	655,000	649,911
UBS AG/London (a)(b)	06/01/2023	0.38%	2,410,000	2,391,326
UBS AG/London (a)(b)	08/09/2024	0.70%	2,500,000	2,471,475
UBS Group AG (1 Year CMT Rate + 0.830%) (a)(b)(c)	07/30/2024	1.01%	600,000	598,142
Wells Fargo & Co.	02/13/2023	3.45%	3,420,000	3,518,952
				173,245,921
Biotechnology: 0.35%
Gilead Sciences, Inc.	09/29/2023	0.75%	1,522,000	1,515,750
Royalty Pharma PLC (b)	09/02/2023	0.75%	3,525,000	3,503,155
				5,018,905
Chemicals: 0.06%
Westlake Chemical Corp.	08/15/2024	0.88%	895,000	881,613

Diversified Financial Services: 1.54%
AerCap Ireland Capital /Global Aviation Trust (b)	10/29/2024	1.65%	5,965,000	5,955,500
AerCap Ireland Capital/Global Aviation Trust (b)	01/15/2025	3.50%	4,420,000	4,615,112
AerCap Ireland Capital/Global Aviation Trust (b)	01/30/2026	1.75%	1,790,000	1,756,556
Air Lease Corp.	07/03/2023	3.88%	1,405,000	1,455,249
Air Lease Corp.	02/01/2024	4.25%	925,000	974,699
Capital One Bank	02/15/2023	3.38%	1,700,000	1,747,127
CDP Financial, Inc. (a)(b)	03/07/2022	2.75%	2,190,000	2,199,696
OMERS Finance Trust (a)(b)	05/02/2024	2.50%	1,930,000	1,998,142
Private Export Funding Corp.	06/15/2025	3.25%	1,255,000	1,329,320
				22,031,401
Electric: 0.57%
Eversource Energy	08/15/2025	0.80%	350,000	340,060
Exelon Generation Co. LLC	03/15/2022	3.40%	620,000	621,916
Exelon Generation Co. LLC	06/01/2025	3.25%	460,000	482,153
Southern California Edison Co.	08/01/2023	0.70%	2,550,000	2,534,449
Southern California Edison Co.	04/01/2024	1.10%	3,415,000	3,402,633
Southern California Edison Co.	02/01/2026	1.20%	700,000	685,951
				8,067,162
Food: 0.09%
Conagra Brands, Inc.	08/11/2023	0.50%	1,285,000	1,274,063

Healthcare - Products: 1.24%
Baxter International, Inc. (a)	11/29/2024	1.32%	6,660,000	6,652,199
DH Europe Finance II Sarl (b)	11/15/2024	2.20%	2,455,000	2,509,241
PerkinElmer, Inc.	09/15/2024	0.85%	3,130,000	3,086,125
Thermo Fisher Scientific, Inc.	10/18/2024	1.22%	3,840,000	3,836,390
Zimmer Biomet Holdings, Inc.	11/22/2024	1.45%	1,545,000	1,540,926
				17,624,881
Healthcare - Services: 0.55%
Humana, Inc.	08/03/2023	0.65%	5,230,000	5,203,345
UnitedHealth Group, Inc.	05/15/2024	0.55%	2,645,000	2,624,422
				7,827,767
Insurance: 1.06%
Equitable Financial Life Global (a)	11/17/2023	0.50%	625,000	618,979
Equitable Financial Life Global (a)	07/07/2025	1.40%	2,435,000	2,413,722
Metropolitan Life Global Funding I (a)	06/07/2024	0.55%	3,170,000	3,121,756
Metropolitan Life Global Funding I (a)	07/02/2025	0.95%	2,355,000	2,322,586
Principal Life Global Funding II (a)	04/12/2024	0.75%	3,340,000	3,316,454

The accompanying notes are an integral part of these consolidated financial statements. | 21

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Protective Life Global Funding (a)	07/05/2024	0.78%	$3,335,000	$3,291,743
				15,085,240
Miscellaneous Manufacturing: 0.20%
Parker-Hannifin Corp.	06/14/2024	2.70%	1,540,000	1,591,322
Trane Technologies Luxembourg Finance SA (b)	03/21/2026	3.50%	1,245,000	1,320,910
				2,912,232
Oil & Gas: 0.45%
Diamondback Energy, Inc.	12/01/2024	2.88%	1,865,000	1,935,200
Phillips 66	02/15/2024	0.90%	2,280,000	2,263,457
Saudi Arabian Oil Co. (a)(b)	04/16/2022	2.75%	2,150,000	2,163,438
				6,362,095
Packaging & Containers: 0.42%
Amcor Finance, Inc.	04/28/2026	3.63%	3,125,000	3,324,717
Berry Global, Inc.	02/15/2024	0.95%	2,655,000	2,631,105
				5,955,822
Pharmaceuticals: 1.17%
AbbVie, Inc.	11/21/2022	2.30%	1,805,000	1,830,353
AbbVie, Inc.	11/21/2024	2.60%	5,555,000	5,765,451
AbbVie, Inc.	05/14/2026	3.20%	1,260,000	1,336,262
Astrazeneca Finance LLC	05/28/2024	0.70%	4,025,000	3,993,722
CVS Health Corp.	08/12/2024	3.38%	3,630,000	3,815,624
				16,741,412
Pipelines: 0.57%
Energy Transfer Operating LP	05/15/2025	2.90%	790,000	815,471
MPLX LP	03/01/2026	1.75%	2,935,000	2,907,000
ONEOK, Inc.	09/01/2024	2.75%	1,175,000	1,207,798
TransCanada PipeLines Ltd. (b)	10/12/2024	1.00%	3,155,000	3,127,867
				8,058,136
Real Estate Investment Trusts: 0.54%
American Tower Corp.	09/15/2025	1.30%	4,860,000	4,788,182
Camden Property Trust	12/15/2022	2.95%	732,000	743,685
Crown Castle International Corp.	07/15/2025	1.35%	1,010,000	996,779
SITE Centers Corp.	02/01/2025	3.63%	1,115,000	1,167,672
				7,696,318
Software: 0.28%
Roper Technologies, Inc.	09/15/2024	2.35%	960,000	984,509
VMware, Inc.	08/15/2024	1.00%	2,990,000	2,961,748
				3,946,257
Telecommunications: 1.27%
NBN Co. Ltd. (a)(b)	10/08/2024	0.88%	2,585,000	2,548,939
NTT Finance Corp. (a)(b)	04/03/2026	1.16%	2,695,000	2,645,354
T-Mobile USA, Inc.	04/15/2025	3.50%	5,770,000	6,115,608
Verizon Communications, Inc.	11/20/2025	0.85%	5,205,000	5,070,564
Verizon Communications, Inc.	03/20/2026	1.45%	1,790,000	1,781,879
				18,162,344
Transportation: 0.23%
Canadian Pacific Railway Co. (b)	12/02/2024	1.35%	3,305,000	3,309,214
TOTAL CORPORATE BONDS (Cost $338,572,301)				337,652,313

MORTGAGE BACKED SECURITIES: 15.21%
ACRE Commercial Mortgage Trust, 2021-FL4 A (1 Month LIBOR USD + 0.830%) (a)(b)(c)	12/18/2037	0.93%	1,636,864	1,629,495
Alen Mortgage Trust, 2021-ACEN A (1 Month LIBOR USD + 1.150%) (a)(c)	04/15/2038	1.26%	3,150,000	3,146,209
Angel Oak Mortgage Trust, 2020-1 M1 (a)(d)	12/25/2059	3.16%	1,915,000	1,913,134
Barclays Commercial Mortgage Securities LLC, 2015-VFM A1 (a)	03/12/2036	2.47%	1,047,736	1,052,907

22 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
BHP Trust, 2019-BXHP A (1 Month LIBOR USD + 0.975%) (a)(c)	08/15/2036	1.09%	$2,366,383	$2,361,931
BSREP Commercial Mortgage Trust, 2021-DC A (1 Month LIBOR USD + 0.950%) (a)(c)	08/16/2038	1.06%	4,330,000	4,324,788
BX Commercial Mortgage Trust
Series 2020-FOX A (1 Month LIBOR USD + 1.000%) (a)(c)	11/15/2032	1.11%	4,214,018	4,212,743
Series 2021-21M A (1 Month LIBOR USD + 0.730%) (a)(c)	10/15/2036	0.84%	2,340,000	2,323,724
Series 2019-XL A (1 Month LIBOR USD + 0.920%) (a)(c)	10/15/2036	1.03%	2,502,712	2,503,403
Series 2021-XL2 B (1 Month LIBOR USD + 0.998%) (a)(c)	10/15/2038	1.11%	5,500,000	5,465,880
Series 2021-CIP A (1 Month LIBOR USD + 0.921%) (a)(c)	12/15/2038	1.02%	6,050,000	6,048,176
Citigroup Commercial Mortgage Trust
Series 2019-PRM B (a)	05/10/2035	3.64%	2,100,000	2,166,665
Series 2021-PRM2 A (1 Month LIBOR USD + 0.950%) (a)(c)	10/15/2038	1.06%	5,250,000	5,252,430
Comm Mortgage Trust
Series 2015-3BP A (a)	02/12/2035	3.18%	1,030,000	1,071,476
Series 2013-CR6 A4	03/10/2046	3.10%	615,000	621,176
Series 2013-CR10 A4 (d)	08/10/2046	4.21%	615,000	639,025
Series 2014-UBS2 AM	03/12/2047	4.20%	2,450,000	2,562,257
Series 2014-CR19 A5	08/12/2047	3.80%	1,380,133	1,456,231
Series 2014-LC17 A5	10/11/2047	3.92%	724,000	768,566
Series 2014-CR21 A3	12/10/2047	3.53%	1,667,396	1,732,323
Series 2015-CR27 AM	10/13/2048	3.98%	2,000,000	2,132,723
Connecticut Avenue Securities Trust
Series 2021-R01 1M2 (SOFR30A + 1.550%) (a)(c)	10/25/2041	1.60%	1,820,000	1,822,196
Series 2021-R03 1M1 (SOFR30A + 0.850%) (a)(c)	12/26/2041	0.90%	6,725,000	6,722,638
Credit Suisse Mortgage Capital Certificates, 2019-ICE4 A (1 Month LIBOR USD + 0.980%) (a)(c)	05/15/2036	1.09%	3,500,000	3,498,945
ELP Commercial Mortgage Trust, 2021-ELP B (1 Month LIBOR USD + 1.120%) (a)(c)	11/15/2038	1.23%	5,400,000	5,368,057
EQUS Mortgage Trust, 2021-EQAZ A (1 Month LIBOR USD + 0.755%) (a)(c)	10/15/2036	0.86%	5,400,000	5,374,581
Extended Stay America Trust, 2021-ESH A (1 Month LIBOR USD + 1.080%) (a)(c)	07/15/2038	1.19%	1,193,789	1,195,361
Fannie Mae Aces
Series 2017-M7 A1	02/25/2027	2.60%	461,659	465,270
Series 2019-M6 A1	08/25/2028	3.30%	1,895,111	1,929,962
Fannie Mae Connecticut Avenue Securities
Series 2014-C02 1M2 (1 Month LIBOR USD + 2.600%) (c)	05/28/2024	2.70%	886,030	902,541
Series 2014-C03 1M2 (1 Month LIBOR USD + 3.000%)(c)	07/25/2024	3.10%	952,862	967,510
Series 2017-C05 1M2 (1 Month LIBOR USD + 2.200%) (c)	01/25/2030	2.30%	1,785,934	1,816,441
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	0.55%	1,738,000	1,726,294
Series 2021-R02 2M1 (SOFR30A + 0.900%) (a)(c)	11/25/2041	0.95%	3,595,349	3,597,599
FHLMC Multifamily Structured Pass Through Certificates
Series K059 A1	09/25/2025	2.76%	1,638,383	1,699,171
Series KC06 A1	02/25/2026	2.17%	4,013,376	4,063,418
Freddie Mac STACR REMIC Trust
Series 2021-DNA5 M2 (SOFR30A + 1.650%) (a)(c)	01/25/2034	1.70%	1,885,000	1,893,071
Series 2021-DNA6 M1 (SOFR30A + 0.800%) (a)(c)	10/25/2041	0.85%	5,250,000	5,245,244
Freddie Mac STACR Trust
Series 2018-DNA2 M2A (1 Month LIBOR USD + 2.150%) (a)(c)	12/26/2030	2.25%	1,900,000	1,914,765
Series 2018-HRP2 M3AS (1 Month LIBOR USD + 1.000%) (a)(c)	02/25/2047	1.10%	4,650,000	4,636,570
Series 2018-DNA3 M2A (1 Month LIBOR USD + 2.100%) (a)(c)	09/25/2048	2.20%	1,950,000	1,956,081
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA2 M1 (1 Month LIBOR USD + 1.200%) (c)	10/25/2029	1.30%	208,953	208,953
Series 2021-DNA7 M1 (SOFR30A + 0.850%) (a)(c)	11/25/2041	0.90%	5,150,000	5,148,385
Series 2018-HRP2 M3 (1 Month LIBOR USD + 2.400%) (a)(c)	02/25/2047	2.50%	2,000,000	2,031,602
Series 2019-HRP1 M2 (1 Month LIBOR USD + 1.400%) (a)(c)	02/25/2049	1.50%	947,596	949,976
FRESB Multifamily Mortgage Pass Through Certificates

The accompanying notes are an integral part of these consolidated financial statements. | 23

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
Series 2016-SB17 A7F (d)	05/25/2023	2.15%	$1,200,213	$1,207,256
Series 2016-SB22 A7F (d)	09/25/2023	1.98%	2,868,770	2,891,234
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	1,153,833	1,164,994
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	2,184,535	2,198,945
Series 2019-SB69 A5F (d)	10/25/2024	2.25%	4,797,146	4,881,682
Series 2016-SB23 A10F (d)	09/25/2026	2.31%	1,477,395	1,490,272
GCT Commercial Mortgage Trust, 2021-GCT A (1 Month LIBOR USD + 0.800%) (a)(c)	02/15/2038	0.91%	3,850,000	3,845,378
GS Mortgage Securities Corp II, 2021-ARDN A (1 Month LIBOR USD + 1.250%) (a)(c)	11/17/2036	1.36%	5,400,000	5,342,201
GS Mortgage Securities Trust
Series 2017-SLP A (a)	10/12/2032	3.42%	3,000,000	3,041,302
Series 2019-600C A (a)	09/12/2034	2.94%	2,065,000	2,114,830
Series 2021-ROSS A (1 Month LIBOR USD + 1.150%) (a)(c)	06/16/2036	1.26%	5,000,000	4,972,074
Series 2013-GC16 B (d)	11/10/2046	5.16%	206,000	214,150
Series 2015-GC28 A5	02/10/2048	3.40%	1,000,000	1,048,439
Series 2015-GC28 AS	02/12/2048	3.76%	1,985,000	2,085,721
Series 2021-NQM1 A3 (a)(d)	07/25/2061	1.53%	2,222,668	2,203,145
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2018-BCON A (a)	01/07/2031	3.73%	3,630,000	3,709,083
Series 2021-MHC A (1 Month LIBOR USD + 0.800%) (a)(c)	04/15/2038	0.91%	4,157,546	4,149,671
Series 2013-C15 A-S	11/17/2045	4.42%	3,325,000	3,488,479
Series 2013-C13 A4 (d)	01/18/2046	3.99%	513,180	530,249
Series 2014-C23 ASB	09/17/2047	3.66%	1,609,834	1,665,380
Series 2014-C22 AS	09/17/2047	4.11%	3,650,000	3,807,488
Series 2013-C10 AS	12/17/2047	3.37%	200,000	203,987
Series 2016-JP3 A-5	08/15/2049	2.87%	1,000,000	1,040,262
Ladder Capital Commercial Mortgage Trust, 2013-GCP A1 (a)	02/15/2036	3.57%	2,132,646	2,229,471
Merit, 2020-HILL A (1 Month LIBOR USD + 1.150%) (a)(c)	08/17/2037	1.26%	5,941,113	5,939,326
Morgan Stanley Capital I Trust, 2017-CLS A (1 Month LIBOR USD + 0.700%) (a)(c)	11/15/2034	0.81%	2,785,000	2,784,122
Natixis Commercial Mortgage Securities Trust, 2018-285M A (a)(d)	11/15/2032	3.79%	1,000,000	1,015,303
New Residential Mortgage Loan Trust
Series 2015-1A A3 (a)(d)	05/28/2052	3.75%	435,164	450,372
Series 2014-2A A3 (a)(d)	05/25/2054	3.75%	456,266	474,284
Series 2016-1A A1 (a)(d)	03/25/2056	3.75%	933,306	974,383
Series 2017-1A A1 (a)(d)	02/25/2057	4.00%	1,279,031	1,347,907
Series 2017-2A A3 (a)(d)	03/25/2057	4.00%	1,391,543	1,464,361
OBX Trust, 2018-1 A2 (1 Month LIBOR USD + 0.650%) (a)(c)	06/25/2057	0.75%	848,078	848,687
OPG TRUST, 2021-PORT B (1 Month LIBOR USD + 0.713%) (a)(c)	10/15/2036	0.82%	5,550,000	5,470,827
PKHL Commercial Mortgage Trust, 2021-MF A (1 Month LIBOR USD + 0.880%) (a)(c)	07/15/2038	0.99%	5,750,000	5,746,555
Sequoia Mortgage Trust
Series 2019-5 A4 (a)(d)	12/25/2049	3.50%	29,546	29,521
Series 2020-1 A4 (a)(d)	02/25/2050	3.50%	30,399	30,385
Series 2020-2 A4 (a)(d)	03/25/2050	3.50%	192,006	192,467
SREIT Trust, 2021-MFP2 A (1 Month LIBOR USD + 0.822%) (a)(c)	11/17/2036	0.92%	5,000,000	4,974,947
UBS Commercial Mortgage Trust, 2012-C1 A3	05/12/2045	3.40%	15,973	15,959
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5 B (a)(d)	03/12/2046	3.65%	265,000	265,416
Series 2013-C6 B (a)(d)	04/12/2046	3.88%	700,000	703,861
Verus Securitization Trust
Series 2020-1 A1 (a)(d)	01/25/2060	2.42%	884,142	886,236
Series 2020-1 A3 (a)(d)	01/25/2060	2.72%	1,804,621	1,806,891
Wells Fargo Commercial Mortgage Trust, 2012-LC5 AS	10/17/2045	3.54%	650,000	658,313
WFRBS Commercial Mortgage Trust

24 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES: (continued)
Series 2013-C13 AS	05/17/2045	3.35%	$650,000	$663,888
Series 2013-C14 A5	06/15/2046	3.34%	727,218	747,344
Series 2014-C24 A5	11/18/2047	3.61%	1,000,000	1,051,487
Series 2014-C22 AS (d)	09/17/2057	4.07%	350,000	368,884
TOTAL MORTGAGE BACKED SECURITIES (Cost $216,772,935)				216,957,312

MUNICIPAL BONDS: 0.86%
Forsyth County School District	02/01/2024	0.92%	1,330,000	1,331,236
Miami Dade County Florida Aviation Refunding Taxable Series B	10/01/2023	2.37%	1,350,000	1,381,513
Nebraska Public Power District	01/01/2024	2.22%	1,700,000	1,741,308
Pennsylvania State University	09/01/2023	1.35%	2,945,000	2,968,620
State of Hawaii	08/01/2025	1.03%	4,220,000	4,182,851
Water Works Board of the City of Birmingham	01/01/2024	2.20%	695,000	712,794
TOTAL MUNICIPAL BONDS (Cost $12,242,479)				12,318,322

U.S. GOVERNMENT AGENCY ISSUES: 13.46%
Federal Farm Credit Banks	05/10/2023	0.13%	19,410,000	19,295,475
Federal Farm Credit Banks	06/26/2023	1.77%	5,135,000	5,243,501
Federal Farm Credit Banks	07/17/2023	2.88%	10,985,000	11,408,688
Federal Farm Credit Banks	12/01/2023	0.50%	18,830,000	18,753,741
Federal Home Loan Banks	06/10/2022	2.13%	14,115,000	14,231,626
Federal Home Loan Banks	06/10/2022	2.75%	6,015,000	6,083,854
Federal Home Loan Banks	06/09/2023	3.25%	15,200,000	15,786,092
Federal Home Loan Banks	08/28/2023	0.13%	14,000,000	13,878,804
Federal Home Loan Banks	09/08/2023	3.38%	9,000,000	9,411,250
Federal Home Loan Banks	06/14/2024	1.75%	12,435,000	12,705,122
Federal Home Loan Banks	12/20/2024	1.00%	11,775,000	11,784,977
Federal Home Loan Banks	04/14/2025	0.50%	9,350,000	9,188,505
Federal Home Loan Mortgage Corp.	05/19/2023	0.25%	7,210,000	7,163,936
Federal Home Loan Mortgage Corp.	09/08/2023	0.25%	2,000,000	1,986,621
Federal Home Loan Mortgage Corp.	02/12/2025	1.50%	11,395,000	11,561,841
Federal National Mortgage Association	04/12/2022	2.25%	3,500,000	3,520,447
Federal National Mortgage Association	09/06/2022	1.38%	5,855,000	5,899,184
Federal National Mortgage Association	07/10/2023	0.25%	9,000,000	8,951,764
Federal National Mortgage Association	07/02/2024	1.75%	5,000,000	5,110,547
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $190,993,128)				191,965,975

U.S. GOVERNMENT NOTES: 22.62%
United States Treasury Note	03/31/2022	1.88%	955,000	959,070
United States Treasury Note	07/15/2022	1.75%	4,615,000	4,651,956
United States Treasury Note	08/15/2022	1.50%	7,685,000	7,744,138
United States Treasury Note	09/15/2022	1.50%	6,785,000	6,843,044
United States Treasury Note	10/15/2022	1.38%	9,085,000	9,158,106
United States Treasury Note	10/31/2022	2.00%	5,210,000	5,280,213
United States Treasury Note	03/31/2023	0.13%	20,340,000	20,247,040
United States Treasury Note	03/31/2023	1.50%	22,840,000	23,120,147
United States Treasury Note	06/30/2023	0.13%	3,335,000	3,312,593
United States Treasury Note	08/31/2023	0.13%	9,260,000	9,179,337
United States Treasury Note	09/30/2023	2.88%	36,730,000	38,133,201
United States Treasury Note	12/31/2023	2.63%	10,545,000	10,939,202
United States Treasury Note	01/15/2024	0.13%	19,775,000	19,528,585
United States Treasury Note	02/15/2024	2.75%	5,000,000	5,208,398
United States Treasury Note	02/29/2024	2.38%	2,265,000	2,342,152

The accompanying notes are an integral part of these consolidated financial statements. | 25

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT NOTES (continued)
United States Treasury Note	03/31/2024	2.13%	$4,320,000	$4,446,900
United States Treasury Note	04/30/2024	2.00%	11,530,000	11,844,823
United States Treasury Note	05/15/2024	0.25%	9,240,000	9,115,837
United States Treasury Note	06/15/2024	0.25%	11,640,000	11,470,856
United States Treasury Note	06/30/2024	1.75%	1,885,000	1,926,455
United States Treasury Note	08/15/2024	0.38%	51,245,000	50,580,416
United States Treasury Note	09/15/2024	0.38%	48,300,000	47,628,328
United States Treasury Note	09/30/2024	1.50%	16,795,000	17,063,982
United States Treasury Note	02/15/2025	7.63%	1,500,000	1,807,676
TOTAL U.S. GOVERNMENT NOTES (Cost $322,575,922)				322,532,455

SHORT TERM INVESTMENTS: 5.32%
U.S. GOVERNMENT NOTE: 1.53%
United States Treasury Note	11/30/2022	0.13%	21,840,000	21,790,519
TOTAL U.S. GOVERNMENT NOTE (Cost $21,797,726)				21,790,519

MONEY MARKET FUND: 3.79%			Shares
STIT-Government & Agency Portfolio, Institutional Class, 0.03% (e)(f)			54,024,813	54,024,813
TOTAL MONEY MARKET FUND (Cost $54,024,813)				54,024,813
TOTAL SHORT TERM INVESTMENTS (Cost $75,822,539)				75,815,332

TOTAL INVESTMENTS (Cost $1,310,232,384): 91.87%				1,310,127,005
Other Assets in Excess of Liabilities: 8.13% (g)				115,898,060
TOTAL NET ASSETS: 100.00%				$1,426,025,065

(a)

Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2021, the value of these securities total $287,612,004 which represents 20.17% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2021.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2021.
(e)	The rate quoted is the annualized seven-day effective yield as of December 31, 2021.
(f)	All or a portion of this security is pledged as collateral for derivative contracts. At December 31, 2021, the value of this collateral totals $12,232.
(g)	Includes assets and deposits with broker pledged as collateral for derivative contracts. At December 31, 2021, the value of these assets totals $136,018,996.

CMT	Constant Maturity Treasury	PLC	Public Limited Company
LIBOR	London Interbank Offered Rate	SOFR	Secured Overnight Financing Rate

26 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Forward Currency Contracts

LoCorr Macro Strategies Fund
Consolidated Schedule of Open Forward Currency Contracts

December 31, 2021

			Currency to be Received		Currency to be Delivered
Notional Amount	Counterparty Abbreviation	Forward Settlement Date	Currency Abbreviation	U.S. $ Notional Amount at December 31, 2021	Currency Abbreviation	U.S. $ Notional Amount on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
	See key for abbreviation
Purchase Contracts:
$72,888,582	DB	01/19/2022	AUD	$74,134,566	USD	$72,888,582	$1,245,984	$—
1,655,504	BAML	03/18/2022	AUD	1,667,880	USD	1,655,504	12,376	—
26,779,313	DB	01/19/2022	BRL	27,050,602	USD	26,779,313	271,289	—
84,076,506	DB	01/19/2022	CAD	84,507,715	USD	84,076,506	431,209	—
1,461,671	BAML	03/18/2022	CAD	1,481,228	USD	1,461,671	19,557	—
91,853,947	DB	01/19/2022	CHF	92,824,914	USD	91,853,947	970,967	—
92,151,196	BAML	03/18/2022	CHF	92,912,543	USD	92,151,196	761,347	—
4,420,113	DB	01/19/2022	CLP	4,419,306	USD	4,420,113	—	(807)
36,044,132	DB	01/19/2022	EUR	36,298,064	NOK	36,044,132	253,932	—
3,106,824	DB	01/19/2022	EUR	3,132,089	PLN	3,106,824	25,265	—
50,689,922	DB	01/19/2022	EUR	51,092,913	SEK	50,689,922	402,991	—
83,645,090	DB	01/19/2022	EUR	84,179,162	USD	83,645,090	534,072	—
4,245,208	BAML	03/18/2022	EUR	4,280,773	USD	4,245,208	35,565	—
86,608,795	DB	01/19/2022	GBP	88,071,577	USD	86,608,795	1,462,782	—
3,546,180	DB	02/16/2022	GBP	3,559,204	USD	3,546,180	13,024	—
2,353,557	BAML	03/18/2022	GBP	2,374,663	USD	2,353,557	21,106	—
4,001,502	DB	01/19/2022	ILS	4,014,491	USD	4,001,502	12,989	—
11,692,348	DB	01/19/2022	INR	11,864,117	USD	11,692,348	171,769	—
2,173,777	DB	02/16/2022	INR	2,182,576	USD	2,173,777	8,799	—
9,515,957	DB	01/04/2022	JPY	9,510,818	USD	9,515,957	—	(5,139)
8,942,803	DB	01/05/2022	JPY	8,954,486	USD	8,942,803	11,683	—
65,526,326	DB	01/19/2022	JPY	64,566,722	USD	65,526,326	—	(959,604)
145,378,088	BAML	03/18/2022	JPY	143,919,864	USD	145,378,088	—	(1,458,224)
7,094,495	DB	01/19/2022	KRW	7,048,749	USD	7,094,495	—	(45,746)
34,567,098	DB	01/19/2022	MXN	35,540,279	USD	34,567,098	973,181	—
11,801,612	BAML	03/18/2022	MXN	12,104,863	USD	11,801,612	303,251	—
43,082,177	DB	01/19/2022	NOK	44,094,601	EUR	43,082,177	1,012,424	—
30,871,303	DB	01/19/2022	NOK	31,475,766	USD	30,871,303	604,463	—
3,815,604	DB	01/05/2022	NZD	3,821,538	USD	3,815,604	5,934	—
42,347,741	DB	01/19/2022	NZD	42,843,757	USD	42,347,741	496,016	—
1,379,753	BAML	03/18/2022	NZD	1,385,176	USD	1,379,753	5,423	—
9,502,027	DB	01/19/2022	PLN	9,605,253	EUR	9,502,027	103,226	—
9,215,165	DB	01/19/2022	PLN	9,337,492	USD	9,215,165	122,327	—
25,325,621	DB	01/19/2022	RUB	24,905,128	USD	25,325,621	—	(420,493)
14,901,385	DB	02/16/2022	RUB	14,681,511	USD	14,901,385	—	(219,874)
60,780,649	DB	01/19/2022	SEK	61,136,137	EUR	60,780,649	355,488	—
51,477,482	DB	01/19/2022	SEK	51,754,058	USD	51,477,482	276,576	—
10,803,225	DB	01/19/2022	SGD	10,944,035	USD	10,803,225	140,810	—
6,346,166	DB	01/19/2022	ZAR	6,360,826	USD	6,346,166	14,660	—
Total Purchase Contracts				1,264,039,442		1,256,068,844	11,080,485	(3,109,887)

The accompanying notes are an integral part of these consolidated financial statements. | 27

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Forward Currency Contracts (continued)

			Currency to be Received		Currency to be Delivered
Notional Amount	Counterparty Abbreviation	Forward Settlement Date	Currency Abbreviation	U.S. $ Notional Amount at December 31, 2021	Currency Abbreviation	U.S. $ Notional Amount on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
	See key for abbreviation
Sale Contracts:
$84,986,390	DB	01/19/2022	USD	$87,136,675	AUD	$84,986,390	$—	$(2,150,285)
101,592,869	BAML	03/18/2022	USD	103,426,043	AUD	101,592,869	—	(1,833,174)
42,358,101	DB	01/19/2022	USD	43,279,176	BRL	42,358,101	—	(921,075)
97,567,567	DB	01/19/2022	USD	98,721,454	CAD	97,567,567	—	(1,153,887)
115,359,755	BAML	03/18/2022	USD	115,702,529	CAD	115,359,755	—	(342,774)
74,137,254	DB	01/19/2022	USD	74,850,655	CHF	74,137,254	—	(713,401)
15,002,125	BAML	03/18/2022	USD	15,184,297	CHF	15,002,125	—	(182,172)
4,335,900	DB	01/19/2022	USD	4,352,577	CLP	4,335,900	—	(16,677)
43,082,177	DB	01/19/2022	NOK	43,313,943	EUR	43,082,177	—	(231,766)
9,502,027	DB	01/19/2022	PLN	9,521,551	EUR	9,502,027	—	(19,524)
60,780,649	DB	01/19/2022	SEK	61,195,324	EUR	60,780,649	—	(414,675)
105,612,793	DB	01/19/2022	USD	106,399,910	EUR	105,612,793	—	(787,117)
199,363,736	BAML	03/18/2022	USD	200,671,764	EUR	199,363,736	—	(1,308,028)
86,535,475	DB	01/19/2022	USD	88,071,577	GBP	86,535,475	—	(1,536,102)
147,457,579	BAML	03/18/2022	USD	150,764,696	GBP	147,457,579	—	(3,307,117)
6,613,413	DB	01/19/2022	USD	6,719,769	ILS	6,613,413	—	(106,356)
11,611,513	DB	01/19/2022	USD	11,864,117	INR	11,611,513	—	(252,604)
9,525,405	DB	01/04/2022	USD	9,510,818	JPY	9,525,405	14,587	—
8,948,596	DB	01/05/2022	USD	8,954,486	JPY	8,948,596	—	(5,890)
99,434,167	DB	01/19/2022	USD	98,336,873	JPY	99,434,167	1,097,294	—
343,282,916	BAML	03/18/2022	USD	339,870,936	JPY	343,282,916	3,411,980	—
5,860,761	DB	01/19/2022	USD	5,837,941	KRW	5,860,761	22,820	—
1,756,060	DB	01/19/2022	USD	1,777,306	MXN	1,756,060	—	(21,246)
2,633,605	BAML	03/18/2022	USD	2,644,085	MXN	2,633,605	—	(10,480)
36,044,132	DB	01/19/2022	EUR	36,980,443	NOK	36,044,132	—	(936,311)
31,533,276	DB	01/19/2022	USD	32,321,431	NOK	31,533,276	—	(788,155)
3,813,793	DB	01/05/2022	USD	3,821,538	NZD	3,813,793	—	(7,745)
24,300,971	DB	01/19/2022	USD	24,520,296	NZD	24,300,971	—	(219,325)
46,742,036	BAML	03/18/2022	USD	47,278,636	NZD	46,742,036	—	(536,600)
3,106,824	DB	01/19/2022	EUR	3,163,056	PLN	3,106,824	—	(56,232)
6,989,248	DB	01/19/2022	USD	7,116,522	PLN	6,989,248	—	(127,274)
25,216,773	DB	01/19/2022	USD	24,905,128	RUB	25,216,773	311,645	—
3,624,582	DB	02/16/2022	USD	3,585,616	RUB	3,624,582	38,966	—
50,689,922	DB	01/19/2022	EUR	50,827,165	SEK	50,689,922	—	(137,243)
51,577,645	DB	01/19/2022	USD	51,754,058	SEK	51,577,645	—	(176,413)
57,478	DB	02/16/2022	USD	57,567	SEK	57,478	—	(89)
6,770,948	DB	01/19/2022	USD	6,870,628	SGD	6,770,948	—	(99,680)
4,503,229	DB	01/19/2022	USD	4,514,034	ZAR	4,503,229	—	(10,805)
Total Sale Contracts				1,985,824,620		1,972,311,690	4,897,292	(18,410,222)
Net Forward Currency Contracts				$(721,785,178)		$(716,242,846)	$15,977,777	$(21,520,109)
Net Unrealized Depreciation								$(5,542,332)

Counterparty Abbreviations:

BAML	Bank of America Merrill Lynch
DB	Deutsche Bank

28 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Forward Currency Contracts (continued)

Currency Abbreviations:

AUD	AUSTRALIAN DOLLAR	INR	INDIAN RUPEE	SEK	SWEDISH KRONA
BRL	BRAZILIAN REAL	JPY	JAPANESE YEN	SGD	SINGAPORE DOLLAR
CAD	CANADIAN DOLLAR	KRW	SOUTH KOREAN WON	USD	U.S. DOLLAR
CHF	SWISS FRANC	MXN	MEXICAN PESO	ZAR	SOUTH AFRICAN RAND
CLP	CHILEAN PESO	NOK	NORWEGIAN KRONE
EUR	EURO	NZD	NEW ZEALAND DOLLAR
GBP	BRITISH POUND	PLN	POLISH ZLOTY
ILS	ISRAELI NEW SHEQEL	RUB	RUSSIAN RUBLE

The accompanying notes are an integral part of these consolidated financial statements. | 29

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts

LoCorr Macro Strategies Fund
Consolidated Schedule of Open Futures Contracts

December 31, 2021

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
10 Yr Mini JGB	10	Mar-22	$1,318,004	$1,322,122	$—	$(4,118)
90 Day Euro	112	Jun-23	27,616,400	27,613,607	2,793	—
Aluminum - 90 Day Settlement (a)	1	Jan-22	70,090	79,396	—	(9,306)
Aluminum - 90 Day Settlement (a)	2	Jan-22	140,100	145,804	—	(5,704)
Aluminum - 90 Day Settlement (a)	8	Jan-22	560,542	547,831	12,711	—
Aluminum - 90 Day Settlement (a)	5	Jan-22	350,353	341,540	8,813	—
Aluminum - 90 Day Settlement (a)	5	Feb-22	350,457	328,718	21,739	—
Aluminum - 90 Day Settlement (a)	1	Feb-22	70,108	64,687	5,421	—
Aluminum - 90 Day Settlement (a)	2	Feb-22	140,222	134,904	5,318	—
Aluminum - 90 Day Settlement (a)	1	Feb-22	70,122	66,371	3,751	—
Aluminum - 90 Day Settlement (a)	2	Feb-22	140,250	130,681	9,569	—
Aluminum - 90 Day Settlement (a)	1	Mar-22	70,181	64,837	5,344	—
Aluminum - 90 Day Settlement (a)	4	Mar-22	280,900	264,617	16,283	—
Aluminum - 90 Day Settlement (a)	1	Mar-22	70,150	68,979	1,171	—
Aluminum - 90 Day Settlement (a)	4	Mar-22	280,631	282,728	—	(2,097)
Aluminum (a)	372	Mar-22	26,114,400	24,496,736	1,617,664	—
Amsterdam Exchange Index	38	Jan-22	6,902,083	6,836,863	65,220	—
Australian 10 Yr Bond	297	Mar-22	30,071,515	30,269,244	—	(197,729)
Australian 3 Yr Bond	165	Mar-22	13,703,197	13,697,546	5,651	—
Brent Crude	391	Jan-22	30,411,980	30,096,632	315,348	—
Brent Crude	40	Feb-22	3,094,000	3,119,250	—	(25,250)
Brent Crude	22	Mar-22	1,691,800	1,666,458	25,342	—
Brent Crude	11	Apr-22	840,290	829,174	11,116	—
Brent Crude	6	May-22	455,040	443,898	11,142	—
Brent Crude	4	Jun-22	301,280	291,505	9,775	—
British Pound	27	Mar-22	2,283,356	2,269,373	13,983	—
CAC 40 10 Euro Index	390	Jan-22	31,715,945	30,905,011	810,934	—
Canadian 10 Yr Bond	766	Mar-22	86,364,616	86,059,137	305,479	—
Cocoa	3	Mar-22	75,600	74,058	1,542	—
Coffee	183	Mar-22	15,516,113	14,636,422	879,691	—
Copper - 90 Day Settlement (a)	2	Jan-22	487,363	493,077	—	(5,714)
Copper - 90 Day Settlement (a)	1	Feb-22	243,502	238,412	5,090	—
Copper - 90 Day Settlement (a)	1	Feb-22	243,497	241,737	1,760	—
Copper - 90 Day Settlement (a)	1	Feb-22	243,500	241,074	2,426	—
Copper - 90 Day Settlement (a)	1	Feb-22	243,488	240,549	2,939	—
Copper - 90 Day Settlement (a)	2	Feb-22	486,575	478,795	7,780	—
Copper - 90 Day Settlement (a)	1	Mar-22	243,288	238,946	4,342	—
Copper - 90 Day Settlement (a)	1	Mar-22	243,288	238,477	4,811	—
Copper - 90 Day Settlement (a)	1	Mar-22	243,288	237,596	5,692	—
Copper - 90 Day Settlement (a)	1	Mar-22	243,025	241,825	1,200	—
Copper - 90 Day Settlement (a)	1	Mar-22	242,502	242,502	—	—
Copper - 90 Day Settlement (a)	1	Feb-22	89,165	83,517	5,648	—
Copper (a)	133	Mar-22	32,357,238	31,796,635	560,603	—
Copper	70	Mar-22	7,811,125	7,698,203	112,922	—
Corn	850	Mar-22	25,213,125	24,504,557	708,568	—
Cotton No.2	146	Mar-22	8,219,800	8,277,931	—	(58,131)

30 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts: (continued)
Dollar	241	Mar-22	$23,037,913	$23,195,725	$—	$(157,812)
Dow Jones Industrial Average Mini E-Cbot Index	358	Mar-22	64,844,540	64,308,004	536,536	—
Euro-Bund	82	Mar-22	15,998,566	16,163,083	—	(164,517)
Euro-Buxl 30 Yr Bond	66	Mar-22	15,534,627	15,683,974	—	(149,347)
Euro-OAT	154	Mar-22	28,604,884	29,023,488	—	(418,604)
Euro-Schatz	475	Mar-22	60,584,334	60,688,259	—	(103,925)
Euro-Stoxx 50 Index	946	Mar-22	46,177,209	45,149,632	1,027,577	—
FTSE 100 Index	289	Mar-22	28,649,648	28,158,202	491,446	—
FTSE MIB Index	76	Mar-22	11,788,285	11,567,814	220,471	—
Gasoline RBOB	252	Jan-22	23,545,166	23,343,198	201,968	—
Gasoline RBOB	30	Feb-22	2,808,036	2,791,333	16,703	—
Gasoline RBOB	13	Mar-22	1,272,944	1,235,161	37,783	—
Gasoline RBOB	7	Apr-22	683,285	653,651	29,634	—
Gold	123	Feb-22	22,491,780	22,279,437	212,343	—
Hang Seng Index	5	Jan-22	751,871	741,197	10,674	—
Hard Red Wheat	192	Mar-22	7,694,400	7,937,333	—	(242,933)
Heating Oil	315	Jan-22	30,763,719	29,528,349	1,235,370	—
Heating Oil	37	Feb-22	3,587,254	3,484,103	103,151	—
Heating Oil	9	Mar-22	863,654	832,466	31,188	—
Heating Oil	4	Apr-22	381,142	379,411	1,731	—
Japanese 10 Yr Bond	119	Mar-22	156,821,786	157,248,121	—	(426,335)
Lead (a)	17	Mar-22	983,450	966,979	16,471	—
Lead Based Metal - 90 Day Settlement (a)	1	Feb-22	58,038	59,313	—	(1,275)
Lead Based Metal - 90 Day Settlement (a)	1	Feb-22	57,900	56,612	1,288	—
Lead Based Metal - 90 Day Settlement (a)	1	Mar-22	57,850	57,853	—	(3)
Live Cattle	25	Feb-22	1,397,000	1,411,482	—	(14,482)
Long Gilt	388	Mar-22	65,594,477	66,297,666	—	(703,189)
Low Sulphur Gasoil	333	Feb-22	22,186,125	21,913,752	272,373	—
Low Sulphur Gasoil	73	Mar-22	4,839,900	4,909,767	—	(69,867)
Low Sulphur Gasoil	17	Apr-22	1,119,875	1,134,346	—	(14,471)
MSCI EAFE Index	59	Mar-22	6,849,310	6,859,700	—	(10,390)
MSCI Taiwan Index	79	Jan-22	5,067,060	5,052,108	14,952	—
Nasdaq 100 E-Mini Index	282	Mar-22	92,049,030	91,809,029	240,001	—
Natural Gas	91	Jan-22	3,394,300	3,426,985	—	(32,685)
Nickel - 90 Day Settlement (a)	1	Feb-22	125,071	117,898	7,173	—
Nickel - 90 Day Settlement (a)	1	Feb-22	125,024	118,085	6,939	—
Nickel - 90 Day Settlement (a)	1	Feb-22	124,893	116,253	8,640	—
Nickel - 90 Day Settlement (a)	1	Feb-22	124,785	119,813	4,972	—
Nickel - 90 Day Settlement (a)	1	Feb-22	124,746	124,095	651	—
Nickel - 90 Day Settlement (a)	1	Mar-22	124,771	120,798	3,973	—
Nickel - 90 Day Settlement (a)	1	Mar-22	124,761	117,657	7,104	—
Nickel - 90 Day Settlement (a)	2	Mar-22	249,240	233,247	15,993	—
Nickel - 90 Day Settlement (a)	1	Mar-22	124,542	121,649	2,893	—
Nickel (a)	36	Mar-22	4,491,396	4,260,412	230,984	—
Nikkei 225 Index	9	Mar-22	2,251,760	2,269,004	—	(17,244)
Nikkei 225 Index	8	Mar-22	1,000,087	1,004,270	—	(4,183)
OMX Stockholm 30 Index	376	Jan-22	10,066,599	9,817,107	249,492	—
Platinum	6	Apr-22	289,860	284,242	5,618	—
Russell 2000 Mini Index	214	Mar-22	23,997,960	24,063,452	—	(65,492)
S&P 500 E-Mini Index	530	Mar-22	126,100,250	124,574,809	1,525,441	—
S&P MidCap 400 E-Mini Index	5	Mar-22	1,418,850	1,421,139	—	(2,289)

The accompanying notes are an integral part of these consolidated financial statements. | 31

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts: (continued)
S&P/TSX 60 Index	35	Mar-22	$7,088,264	$7,097,301	$—	$(9,037)
Silver	32	Mar-22	3,736,320	3,695,014	41,306	—
Soybean	53	Mar-22	3,549,013	3,623,278	—	(74,265)
Soybean Meal	116	Mar-22	4,629,560	4,477,330	152,230	—
SPI 200 Index	77	Mar-22	10,289,692	10,324,854	—	(35,162)
Sugar	371	Feb-22	7,845,018	8,138,336	—	(293,318)
Tokyo Price Index	15	Mar-22	2,597,583	2,607,625	—	(10,042)
U.S. 10 Yr Note	739	Mar-22	96,416,406	96,618,963	—	(202,557)
U.S. 2 Yr Note	483	Mar-22	105,377,018	105,418,863	—	(41,845)
U.S. 5 Yr Note	947	Mar-22	114,564,802	114,598,184	—	(33,382)
U.S. Long Bond	1157	Mar-22	185,626,188	186,158,327	—	(532,139)
U.S. Ultra Bond	158	Mar-22	31,145,750	31,295,633	—	(149,883)
Wheat	289	Mar-22	11,137,338	11,796,272	—	(658,934)
WTI Crude	449	Jan-22	33,769,290	32,269,507	1,499,783	—
WTI Crude	49	Feb-22	3,669,120	3,651,496	17,624	—
WTI Crude	19	Mar-22	1,414,550	1,335,387	79,163	—
WTI Crude	10	Apr-22	739,400	700,910	38,490	—
WTI Crude	6	May-22	440,220	410,312	29,908	—
WTI Crude	3	Jun-22	218,340	211,846	6,494	—
Zinc - 90 Day Settlement (a)	1	Feb-22	89,154	82,655	6,499	—
Zinc - 90 Day Settlement (a)	1	Feb-22	88,950	80,174	8,776	—
Zinc - 90 Day Settlement (a)	1	Feb-22	88,818	83,345	5,473	—
Zinc - 90 Day Settlement (a)	1	Feb-22	88,807	80,112	8,695	—
Zinc - 90 Day Settlement (a)	1	Mar-22	88,700	85,813	2,887	—
Zinc - 90 Day Settlement (a)	1	Mar-22	88,542	86,034	2,508	—
Zinc - 90 Day Settlement (a)	1	Mar-22	88,375	88,490	—	(115)
Zinc (a)	198	Mar-22	17,562,600	16,268,769	1,293,831	—
Total Purchase Contracts					15,554,781	(4,947,771)

Sale Contracts:
3 Mo Euro Euribor	(1,569)	Jun-23	$446,888,569	$447,432,816	$544,247	$—
90 Day Euro	(12)	Mar-23	2,963,700	2,961,879	—	(1,821)
90 Day Euro	(86)	Sep-22	21,326,925	21,322,263	—	(4,662)
90 Day Euro	(9)	Sep-23	2,216,025	2,214,884	—	(1,141)
90 Day Euro	(4,195)	Dec-22	1,037,790,563	1,039,541,238	1,750,675	—
90 Day Euro	(29)	Dec-23	7,134,725	7,131,862	—	(2,863)
90 Day Euro	(98)	Mar-24	24,103,100	24,095,829	—	(7,271)
Aluminum - 90 Day Settlement (a)	(1)	Jan-22	70,090	79,717	9,627	—
Aluminum - 90 Day Settlement (a)	(2)	Jan-22	140,100	148,009	7,909	—
Aluminum - 90 Day Settlement (a)	(8)	Jan-22	560,542	535,955	—	(24,587)
Aluminum - 90 Day Settlement (a)	(5)	Jan-22	350,353	336,194	—	(14,159)
Aluminum - 90 Day Settlement (a)	(5)	Feb-22	350,456	319,163	—	(31,293)
Aluminum - 90 Day Settlement (a)	(1)	Feb-22	70,108	64,815	—	(5,293)
Aluminum - 90 Day Settlement (a)	(2)	Feb-22	140,222	133,873	—	(6,349)
Aluminum - 90 Day Settlement (a)	(1)	Feb-22	70,122	66,965	—	(3,157)
Aluminum - 90 Day Settlement (a)	(2)	Feb-22	140,250	128,725	—	(11,525)
Aluminum - 90 Day Settlement (a)	(1)	Mar-22	70,181	64,687	—	(5,494)
Aluminum - 90 Day Settlement (a)	(4)	Mar-22	280,900	263,364	—	(17,536)
Aluminum - 90 Day Settlement (a)	(1)	Mar-22	70,150	67,613	—	(2,537)
Aluminum - 90 Day Settlement (a)	(4)	Mar-22	280,631	282,501	1,870	—
Aluminum (a)	(174)	Mar-22	12,214,804	11,631,562	—	(583,242)

32 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Sale Contracts: (continued)
Australian 10 Yr Bond	(135)	Mar-22	$13,668,871	$13,681,794	$12,923	$—
Australian Dollar	(8)	Mar-22	582,240	579,789	—	(2,451)
Bovespa Index	(310)	Feb-22	5,889,165	5,891,440	2,275	—
CAC 40 10 Euro Index	(92)	Jan-22	7,481,710	7,475,293	—	(6,417)
Carbon Emission	(2)	Dec-22	183,640	177,459	—	(6,181)
CBOE Volatility Index	(166)	Jan-22	3,265,967	3,273,557	7,590	—
CBOE Volatility Index	(79)	Feb-22	1,735,670	1,817,803	82,133	—
CBOE Volatility Index	(18)	Mar-22	422,433	432,307	9,874	—
Copper - 90 Day Settlement (a)	(2)	Jan-22	487,363	498,923	11,560	—
Copper - 90 Day Settlement (a)	(1)	Feb-22	243,502	236,655	—	(6,847)
Copper - 90 Day Settlement (a)	(1)	Feb-22	243,497	238,578	—	(4,919)
Copper - 90 Day Settlement (a)	(1)	Feb-22	243,500	240,169	—	(3,331)
Copper - 90 Day Settlement (a)	(1)	Feb-22	243,488	238,324	—	(5,164)
Copper - 90 Day Settlement (a)	(2)	Feb-22	486,575	479,286	—	(7,289)
Copper - 90 Day Settlement (a)	(1)	Mar-22	243,288	238,892	—	(4,396)
Copper - 90 Day Settlement (a)	(1)	Mar-22	243,288	239,243	—	(4,045)
Copper - 90 Day Settlement (a)	(1)	Mar-22	243,288	236,537	—	(6,751)
Copper - 90 Day Settlement (a)	(1)	Mar-22	243,025	241,253	—	(1,772)
Copper - 90 Day Settlement (a)	(1)	Mar-22	242,539	242,539	—	—
Copper (a)	(88)	Mar-22	21,409,300	20,790,897	—	(618,403)
DAX Index	(60)	Mar-22	27,078,044	27,048,242	—	(29,802)
Euro	(13)	Mar-22	1,852,906	1,837,386	—	(15,520)
Euro-Bobl	(2,241)	Mar-22	339,945,171	341,071,976	1,126,805	—
Euro-BTP	(215)	Mar-22	35,984,688	36,060,678	75,990	—
Euro-Bund	(10)	Mar-22	1,951,044	1,954,066	3,022	—
FTSE 100 Index	(15)	Mar-22	1,487,006	1,486,296	—	(710)
FTSE China A50 Index	(683)	Jan-22	10,722,417	10,817,867	95,450	—
FTSE/JSE Top 40 Index	(65)	Mar-22	2,732,651	2,664,853	—	(67,798)
Gold	(130)	Feb-22	23,771,800	23,133,126	—	(638,674)
Hang Seng Index	(337)	Jan-22	50,676,091	50,212,192	—	(463,899)
Hard Red Wheat	(23)	Mar-22	921,725	934,982	13,257	—
H-Shares Index	(49)	Jan-22	2,597,502	2,561,669	—	(35,833)
IBEX 35 Index	(29)	Jan-22	2,867,281	2,834,555	—	(32,726)
Japanese Yen	(40)	Mar-22	4,349,000	4,364,507	15,507	—
KOSPI 200 Index	(232)	Mar-22	19,235,751	19,283,801	48,050	—
Lead (a)	(16)	Mar-22	925,600	900,759	—	(24,841)
Lead Based Metal - 90 Day Settlement (a)	(1)	Feb-22	58,038	59,438	1,400	—
Lead Based Metal - 90 Day Settlement (a)	(1)	Feb-22	57,900	56,150	—	(1,750)
Lead Based Metal - 90 Day Settlement (a)	(1)	Mar-22	57,850	57,823	—	(27)
Lean Hogs	(33)	Feb-22	1,075,470	1,085,528	10,058	—
Long Gilt	(144)	Mar-22	24,344,342	24,327,532	—	(16,810)
MSCI Emerging Markets Index	(196)	Mar-22	12,017,740	11,929,253	—	(88,487)
Natural Gas	(110)	Jan-22	4,103,000	4,249,794	146,794	—
Natural Gas	(73)	Feb-22	2,596,610	2,651,197	54,587	—
Natural Gas	(44)	Mar-22	1,543,080	1,587,064	43,984	—
Natural Gas	(27)	Apr-22	951,750	977,047	25,297	—
Natural Gas	(7)	May-22	250,530	254,676	4,146	—
Nickel - 90 Day Settlement (a)	(1)	Feb-22	125,071	117,090	—	(7,981)
Nickel - 90 Day Settlement (a)	(1)	Feb-22	125,024	116,940	—	(8,084)
Nickel - 90 Day Settlement (a)	(1)	Feb-22	124,893	116,412	—	(8,481)
Nickel - 90 Day Settlement (a)	(1)	Feb-22	124,785	119,153	—	(5,632)

The accompanying notes are an integral part of these consolidated financial statements. | 33

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Sale Contracts: (continued)
Nickel - 90 Day Settlement (a)	(1)	Feb-22	$124,746	$125,615	$869	$—
Nickel - 90 Day Settlement (a)	(1)	Mar-22	124,771	120,363	—	(4,408)
Nickel - 90 Day Settlement (a)	(1)	Mar-22	124,761	116,356	—	(8,405)
Nickel - 90 Day Settlement (a)	(2)	Mar-22	249,240	233,409	—	(15,831)
Nickel - 90 Day Settlement (a)	(1)	Mar-22	124,542	121,335	—	(3,207)
Nickel (a)	(22)	Mar-22	2,744,742	2,579,358	—	(165,384)
Nikkei 225 Index	(144)	Mar-22	36,028,167	35,811,486	—	(216,681)
OMX Stockholm 30 Index	(72)	Mar-22	1,657,715	1,640,391	—	(17,324)
Russell 2000 Mini Index	(467)	Mar-22	52,369,380	50,899,031	—	(1,470,349)
SET 50 Index	(23)	Mar-22	135,886	133,527	—	(2,359)
SGX Nifty 50 Index	(83)	Jan-22	2,894,957	2,869,242	—	(25,715)
Silver	(221)	Mar-22	25,803,960	25,796,771	—	(7,189)
Soybean	(10)	Mar-22	669,625	638,477	—	(31,148)
Soybean Meal	(82)	Mar-22	3,272,620	2,916,025	—	(356,595)
Soybean Oil	(74)	Mar-22	2,509,932	2,397,698	—	(112,234)
Sugar	(180)	Feb-22	3,806,208	3,820,509	14,301	—
Tokyo Price Index	(58)	Mar-22	10,043,988	10,021,967	—	(22,021)
U.S. 10 Yr Note	(29)	Mar-22	3,783,593	3,797,553	13,960	—
U.S. 2 Yr Note	(38)	Mar-22	8,290,531	8,291,414	883	—
U.S. 5 Yr Note	(1,222)	Mar-22	147,833,360	147,910,053	76,693	—
Wheat	(39)	Mar-22	1,502,962	1,527,031	24,069	—
Zinc - 90 Day Settlement (a)	(1)	Feb-22	89,165	82,587	—	(6,578)
Zinc - 90 Day Settlement (a)	(1)	Feb-22	89,154	80,864	—	(8,290)
Zinc - 90 Day Settlement (a)	(1)	Feb-22	88,950	80,200	—	(8,750)
Zinc - 90 Day Settlement (a)	(1)	Feb-22	88,818	82,982	—	(5,836)
Zinc - 90 Day Settlement (a)	(1)	Feb-22	88,807	79,993	—	(8,814)
Zinc - 90 Day Settlement (a)	(1)	Mar-22	88,700	83,474	—	(5,226)
Zinc - 90 Day Settlement (a)	(1)	Mar-22	88,542	84,776	—	(3,766)
Zinc - 90 Day Settlement (a)	(1)	Mar-22	88,375	87,871	—	(504)
Zinc (a)	(43)	Mar-22	3,814,100	3,494,322	—	(319,778)
Total Sale Contracts					4,235,805	(5,674,343)
Total Futures Contracts					$19,790,586	$(10,622,114)
Net Unrealized Appreciation					$9,168,472

(a)

London Metal Exchange (‘’LME’’) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

34 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments

Consolidated Schedule of Investments

December 31, 2021

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 8.02%
321 Henderson Receivables I LLC
Series 2006-4A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	12/15/2041	0.31%	$38,203	$38,147
Series 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	0.46%	30,296	30,007
American Homes 4 Rent Trust, 2014-SFR2 A (a)	10/17/2036	3.79%	280,612	291,194
AmeriCredit Automobile Receivables Trust
Series 2020-3 A-3	06/18/2025	0.53%	2,150,000	2,148,468
Series 2021-2 A3	12/18/2026	0.34%	2,010,000	1,993,381
Angel Oak Mortgage Trust LLC, 2020-5 A3 (a)(d)	05/25/2065	2.04%	104,149	104,150
Asset Backed Securities Corp Home Equity Loan Trust, 2002-HE1 M1 (1 Month LIBOR USD + 1.650%) (c)	03/15/2032	1.76%	330,998	331,758
Bank of America Credit Card Trust, 2021-A1 A1	09/15/2026	0.44%	850,000	837,659
Capital One Multi-Asset Execution Trust, 2015-A4 A4	05/15/2025	2.75%	1,210,000	1,225,725
Carmax Auto Owner Trust, 2021-4 A3	09/15/2026	0.56%	2,620,000	2,583,374
CarMax Auto Owner Trust, 2018-4 A3	09/15/2023	3.36%	216,197	217,723
Carvana Auto Receivables Trust
Series 2021-P2 A3	03/10/2026	0.49%	2,630,000	2,611,342
Series 2021-P4 A-3	01/10/2027	1.31%	3,620,000	3,617,728
Chase Issuance Trust, 2020-A1 A1	01/15/2025	1.53%	1,050,000	1,060,059
Citibank Credit Card Issuance Trust
Series 2018-A6 A6	12/09/2024	3.21%	1,500,000	1,537,250
Series 2018-A3 A3	05/23/2025	3.29%	1,085,000	1,123,192
DB Master Finance LLC, 2021-1a A2I (a)	11/20/2051	2.05%	2,050,000	2,003,055
Diamond Resorts Owner Trust
Series 2018-1 A (a)	01/21/2031	3.70%	368,308	374,938
Series 2021-1A A (a)	11/21/2033	1.51%	805,590	797,903
Discover Card Execution Note Trust, 2018-A2 A2 (1 Month LIBOR USD + 0.330%) (c)	08/15/2025	0.44%	1,225,000	1,228,501
Elara HGV Timeshare Issuer, 2021-A A (a)	08/27/2035	1.36%	2,695,355	2,662,664

The accompanying notes are an integral part of these consolidated financial statements. | 35

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: (continued)
Freddie Mac STACR REMIC Trust, 2021-HQA4 M1 (SOFR30A + 0.950%) (a)(c)	12/26/2041	1.00%	$3,250,000	$3,249,999
GM Financial Automobile Leasing Trust, 2021-2 A4	05/20/2025	0.41%	2,182,000	2,157,608
GM Financial Consumer Automobile Receivables Trust
Series 2021-1 A3	10/16/2025	0.35%	1,400,000	1,391,105
Series 2021-3 A3	06/16/2026	0.48%	2,310,000	2,285,536
Series 2021-4 A3	09/16/2026	0.68%	1,736,000	1,722,960
Honda Auto Receivables Owner Trust
Series 2019-1 A3	03/20/2023	2.83%	185,742	187,012
Series 2020-3 A3	10/18/2024	0.37%	2,350,000	2,343,432
Hyundai Auto Receivables Trust, 2020-C A3	05/15/2025	0.38%	2,150,000	2,140,774
Invitation Homes Trust
Series 2018-SFR1 A (1 Month LIBOR USD + 0.700%) (a)(c)	03/19/2037	0.81%	561,510	561,510
Series 2018-SFR2 A (1 Month LIBOR USD + 0.900%) (a)(c)	06/18/2037	1.01%	536,188	536,271
Series 2018-SFR3 A (1 Month LIBOR USD + 1.000%) (a)(c)	07/17/2037	1.11%	110,444	110,386
Morgan Stanley Capital I Trust, 2004-HE6 M1 (1 Month LIBOR USD + 0.825%) (c)	08/25/2034	0.93%	133,760	132,564
MVW Owner Trust
Series 2018-1A A (a)	01/21/2036	3.45%	778,611	800,519
Series 2019-1A A (a)	11/20/2036	2.89%	360,617	365,627
Series 2019-2A A (a)	10/20/2038	2.22%	461,940	466,950
Series 2021-1WA A (a)	01/22/2041	1.14%	1,234,535	1,210,945
Navient Student Loan Trust, 2021-A A (a)	05/15/2069	0.84%	1,010,395	997,726
OneMain Financial Issuance Trust
Series 2016-3A A (a)	06/18/2031	3.83%	257,882	258,857
Series 2018-2A A (a)	03/14/2033	3.57%	500,000	515,853
PFS Financing Corp.
Series 2020-F A (a)	08/15/2024	0.93%	1,150,000	1,152,680
Series 2020-G A (a)	02/17/2026	0.97%	900,000	894,885
Series 2021-B A (a)	08/17/2026	0.77%	1,450,000	1,427,280
Progress Residential Trust, 2019-SFR4 B (a)	11/17/2036	2.94%	600,000	606,209
Santander Drive Auto Receivables Trust
Series 2020-4 A3	07/15/2024	0.48%	1,369,454	1,369,775
Series 2021-4 A3	08/15/2025	0.51%	2,950,000	2,939,255
SoFi Professional Loan Program LLC
Series 2016-D A2B (a)	04/25/2033	2.34%	230,953	233,420
Series 2015-D A2 (a)	10/27/2036	2.72%	34,082	34,188
Series 2016-A A2 (a)	12/26/2036	2.76%	183,605	184,275
Series 2017-B A2FX (a)	05/25/2040	2.74%	158,389	159,980
SoFi Professional Loan Program Trust, 2021-B AFX (a)	02/15/2047	1.14%	2,133,301	2,096,256
Taco Bell Funding LLC, 2021-1A A21 (a)	08/25/2051	1.95%	2,525,000	2,475,162
Tesla Auto Lease Trust
Series 2020-A A2 (a)	05/20/2023	0.55%	661,326	661,461
Series 2021-A B (a)	03/20/2025	1.02%	1,100,000	1,095,517
Toyota Auto Receivables Owner Trust, 2019-A A3	07/17/2023	2.91%	174,787	176,152
Toyota Lease Owner Trust, 2021-B A3 (a)	10/21/2024	0.42%	2,640,000	2,617,578
Tricon American Homes Trust
Series 2017-SFR2 A (a)	01/18/2036	2.93%	193,533	194,585
Series 2017-SFR2 B (a)	01/18/2036	3.28%	250,000	251,317
Verizon Owner Trust
Series 2018-A A1A	04/20/2023	3.23%	4,786	4,793
Series 2019-B A1A	12/20/2023	2.33%	558,692	562,431
Series 2019-C A1A	04/20/2024	1.94%	156,678	157,751
Series 2020-A A1A	07/20/2024	1.85%	1,715,000	1,727,852

36 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: (continued)
Volkswagen Auto Loan Enhanced Trust, 2021-1 A-3	06/22/2026	1.02%	$2,790,000	$2,789,881
TOTAL ASSET BACKED SECURITIES (Cost $72,327,421)				72,066,535

CORPORATE BONDS: 18.43%
Agriculture: 0.28%
BAT Capital Corp.	08/15/2024	3.22%	765,000	795,250
BAT International Finance PLC (b)	03/25/2026	1.67%	1,770,000	1,738,447
				2,533,697
Auto Manufacturers: 0.63%
Daimler Finance North America LLC (a)	03/01/2024	0.75%	725,000	718,369
General Motors Financial Co, Inc.	10/15/2024	1.20%	620,000	615,576
General Motors Financial Co., Inc.	08/18/2023	1.70%	1,000,000	1,009,606
General Motors Financial Co., Inc.	06/20/2025	2.75%	1,375,000	1,419,433
Volkswagen Group of America Finance LLC (a)	11/22/2023	0.88%	1,925,000	1,912,364
				5,675,348
Banks: 9.31%
Banco Santander SA (b)	05/28/2025	2.75%	885,000	915,118
Bank of America Corp.	01/11/2023	3.30%	2,525,000	2,594,274
Bank of America Corp. (3 Month LIBOR USD + 0.930%) (c)	07/21/2023	2.82%	625,000	631,918
Bank of America Corp. (SOFR + 1.460%) (c)	05/19/2024	1.49%	2,000,000	2,014,655
Bank of America Corp. (SOFR + 0.740%) (c)	10/24/2024	0.81%	2,935,000	2,915,756
Bank of America Corp. (SOFR + 0.690%) (c)	04/22/2025	0.98%	5,255,000	5,213,826
Bank of America Corp. (SOFR + 1.150%) (c)	06/19/2026	1.32%	3,845,000	3,805,848
Bank of America Corp. (SOFR + 1.010%) (c)	10/24/2026	1.20%	250,000	245,130
Barclays PLC (1 Year CMT Rate + 0.800%) (b)(c)	12/10/2024	1.01%	1,600,000	1,588,515
BNP Paribas SA (3 Month LIBOR USD + 1.111%) (a)(b)(c)	11/19/2025	2.82%	1,475,000	1,518,324
Citigroup, Inc. (3 Month LIBOR USD + 0.722%) (c)	01/24/2023	3.14%	1,205,000	1,206,528
Citigroup, Inc. (3 Month LIBOR USD + 1.023%) (c)	06/01/2024	4.04%	1,425,000	1,485,254
Citigroup, Inc. (SOFR + 0.686%) (c)	10/30/2024	0.78%	1,860,000	1,848,213
Citigroup, Inc. (SOFR + 0.669%) (c)	05/01/2025	0.98%	2,650,000	2,629,588
Citigroup, Inc. (SOFR + 0.765%) (c)	01/28/2027	1.12%	725,000	706,506
Credit Suisse AG (b)	05/05/2023	1.00%	900,000	902,431
Credit Suisse AG (b)	08/09/2023	0.52%	1,125,000	1,117,114
Danske Bank A/S (1 Year CMT Rate + 1.730%) (a)(b)(c)	01/12/2023	5.00%	815,000	815,702
Deutsche Bank NY (b)	05/28/2024	0.90%	660,000	654,360
Federation des Caisses Desjardins du Quebec (a)(b)	05/21/2024	0.70%	1,440,000	1,418,909
Goldman Sachs Group, Inc.	01/22/2023	3.63%	1,195,000	1,230,750
Goldman Sachs Group, Inc.	02/23/2023	3.20%	3,385,000	3,471,799
Goldman Sachs Group, Inc. (SOFR + 0.572%) (c)	03/08/2024	0.67%	11,675,000	11,623,095
Goldman Sachs Group, Inc. (SOFR + 0.789%) (c)	12/09/2026	1.09%	235,000	229,113
HSBC Bank Canada (a)(b)	09/10/2023	1.65%	870,000	877,001
HSBC Holdings PLC (SOFR + 0.708%) (b)(c)	05/24/2025	0.98%	1,155,000	1,141,252
HSBC Holdings PLC (SOFR + 1.538%) (b)(c)	04/18/2026	1.65%	675,000	669,686
HSBC Holdings PLC (SOFR + 1.929%) (b)(c)	06/04/2026	2.10%	1,245,000	1,253,611
ING Groep NV (b)	04/09/2024	3.55%	965,000	1,011,731
JP Morgan Chase & Co.	01/25/2023	3.20%	2,650,000	2,722,044
JP Morgan Chase & Co. (SOFR + 0.600%) (c)	09/16/2024	0.65%	1,050,000	1,045,177
JP Morgan Chase & Co. (SOFR + 0.540%) (c)	06/01/2025	0.82%	1,925,000	1,902,889
JP Morgan Chase & Co. (SOFR + 0.695%) (c)	02/04/2027	1.04%	2,530,000	2,449,945
Mitsubishi UFJ Financial Group, Inc. (1 Year CMT Rate + 0.680%) (b)(c)	09/15/2024	0.85%	1,295,000	1,288,722
Morgan Stanley	01/23/2023	3.13%	2,440,000	2,501,947
Morgan Stanley (SOFR + 0.466%) (c)	11/10/2023	0.56%	300,000	299,599
Morgan Stanley (SOFR + 0.455%) (c)	01/25/2024	0.53%	1,650,000	1,644,436

The accompanying notes are an integral part of these consolidated financial statements. | 37

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
Morgan Stanley (SOFR + 0.616%) (c)	04/05/2024	0.73%	$1,680,000	$1,674,919
Morgan Stanley	04/29/2024	3.88%	640,000	678,580
Morgan Stanley (SOFR + 0.525%) (c)	05/30/2025	0.79%	425,000	419,526
Morgan Stanley (SOFR + 1.152%) (c)	07/22/2025	2.72%	1,000,000	1,030,701
NatWest Markets PLC (a)(b)	05/21/2023	2.38%	955,000	973,188
NatWest Markets PLC (a)(b)	08/12/2024	0.80%	1,050,000	1,032,857
Standard Chartered PLC (3 Month LIBOR USD + 1.080%) (a)(b)(c)	03/15/2024	3.89%	675,000	695,745
Svenska Handelsbanken AB (a)(b)	06/30/2023	0.63%	610,000	608,289
Svenska Handelsbanken AB (a)(b)	06/11/2024	0.55%	1,000,000	986,237
Toronto-Dominion Bank (b)	09/10/2024	0.70%	1,130,000	1,115,540
Truist Financial Corp.	08/05/2025	1.20%	910,000	902,929
UBS AG/London (a)(b)	06/01/2023	0.38%	950,000	942,639
UBS AG/London (a)(b)	08/09/2024	0.70%	1,400,000	1,384,026
UBS Group AG (1 Year CMT Rate + 0.830%) (a)(b)(c)	07/30/2024	1.01%	525,000	523,374
Wells Fargo & Co.	02/13/2023	3.45%	1,075,000	1,106,103
				83,665,419
Beverage: 0.06%
Diageo Capital PLC (b)	09/29/2025	1.38%	575,000	572,090

Biotechnology: 0.24%
Gilead Sciences, Inc.	09/29/2023	0.75%	750,000	746,920
Royalty Pharma PLC (b)	09/02/2023	0.75%	1,400,000	1,391,324
				2,138,244
Chemicals: 0.05%
Westlake Chemical Corp.	08/15/2024	0.88%	455,000	448,194

Diversified Financial Services: 1.15%
AerCap Ireland Capital /Global Aviation Trust (b)	10/29/2024	1.65%	2,970,000	2,965,270
AerCap Ireland Capital/Global Aviation Trust (b)	01/15/2025	3.50%	2,105,000	2,197,921
AerCap Ireland Capital/Global Aviation Trust (b)	01/30/2026	1.75%	725,000	711,454
Air Lease Corp.	07/03/2023	3.88%	675,000	699,141
Air Lease Corp.	02/01/2024	4.25%	350,000	368,805
Capital One Bank	02/15/2023	3.38%	799,000	821,150
CDP Financial, Inc. (a)(b)	03/07/2022	2.75%	990,000	994,383
Dragon 2012 LLC	03/12/2024	1.97%	5,263	5,325
Export-Import Bank of U.S. (c)	11/16/2024	1.58%	6,735	6,791
Helios Leasing I LLC	05/29/2024	2.02%	5,713	5,791
Helios Leasing I LLC	07/24/2024	1.73%	6,241	6,304
Helios Leasing I LLC	09/28/2024	1.56%	6,173	6,228
MSN 41079 and 41084 Ltd. (b)	07/13/2024	1.72%	6,228	6,291
OMERS Finance Trust (a)(b)	05/02/2024	2.50%	920,000	952,482
Phoenix 2012 LLC	07/03/2024	1.61%	6,202	6,257
Private Export Funding Corp.	06/15/2025	3.25%	510,000	540,202
Safina Ltd. (b)	01/15/2022	1.55%	360	360
				10,294,155
Electric: 0.42%
Eversource Energy	08/15/2025	0.80%	300,000	291,480
Exelon Generation Co. LLC	03/15/2022	3.40%	265,000	265,819
Exelon Generation Co. LLC	06/01/2025	3.25%	220,000	230,595
Southern California Edison Co.	08/01/2023	0.70%	1,120,000	1,113,170
Southern California Edison Co.	04/01/2024	1.10%	1,850,000	1,843,300
				3,744,364

38 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
Food: 0.06%
Conagra Brands, Inc.	08/11/2023	0.50%	$550,000	$545,319

Healthcare - Products: 0.96%
Baxter International, Inc. (a)	11/29/2024	1.32%	3,290,000	3,286,146
DH Europe Finance II Sarl (b)	11/15/2024	2.20%	1,275,000	1,303,170
PerkinElmer, Inc.	09/15/2024	0.85%	1,420,000	1,400,095
Thermo Fisher Scientific, Inc.	10/18/2024	1.22%	1,880,000	1,878,233
Zimmer Biomet Holdings, Inc.	11/22/2024	1.45%	765,000	762,983
				8,630,627
Healthcare - Services: 0.38%
Humana, Inc.	08/03/2023	0.65%	2,225,000	2,213,660
UnitedHealth Group, Inc.	05/15/2024	0.55%	1,190,000	1,180,742
				3,394,402
Insurance: 0.83%
Equitable Financial Life Global (a)	11/17/2023	0.50%	475,000	470,424
Equitable Financial Life Global (a)	07/07/2025	1.40%	1,175,000	1,164,733
Metropolitan Life Global Funding I (a)	06/07/2024	0.55%	1,510,000	1,487,019
Metropolitan Life Global Funding I (a)	07/02/2025	0.95%	1,145,000	1,129,241
Principal Life Global Funding II (a)	04/12/2024	0.75%	1,485,000	1,474,531
Protective Life Global Funding (a)	07/05/2024	0.78%	1,740,000	1,717,431
				7,443,379
Miscellaneous Manufacturing: 0.14%
Parker-Hannifin Corp.	06/14/2024	2.70%	610,000	630,329
Trane Technologies Luxembourg Finance SA (b)	03/21/2026	3.50%	615,000	652,497
				1,282,826
Oil & Gas: 0.31%
Diamondback Energy, Inc.	12/01/2024	2.88%	860,000	892,371
Phillips 66	02/15/2024	0.90%	890,000	883,543
Saudi Arabian Oil Co. (a)(b)	04/16/2022	2.75%	1,000,000	1,006,250
				2,782,164
Packaging & Containers: 0.33%
Amcor Finance, Inc.	04/28/2026	3.63%	1,535,000	1,633,101
Berry Global, Inc.	02/15/2024	0.95%	1,325,000	1,313,075
				2,946,176
Pharmaceuticals: 0.98%
AbbVie, Inc.	11/21/2022	2.30%	1,600,000	1,622,474
AbbVie, Inc.	11/21/2024	2.60%	2,495,000	2,589,523
AbbVie, Inc.	05/14/2026	3.20%	860,000	912,051
Astrazeneca Finance LLC	05/28/2024	0.70%	1,925,000	1,910,041
CVS Health Corp.	08/12/2024	3.38%	1,690,000	1,776,420
				8,810,509
Pipelines: 0.46%
Energy Transfer Operating LP	05/15/2025	2.90%	520,000	536,766
MPLX LP	03/01/2026	1.75%	1,460,000	1,446,071
ONEOK, Inc.	09/01/2024	2.75%	560,000	575,632
TransCanada PipeLines Ltd. (b)	10/12/2024	1.00%	1,535,000	1,521,799
				4,080,268
Real Estate Investment Trusts: 0.49%
American Tower Corp.	09/15/2025	1.30%	2,360,000	2,325,125
Brixmor Operating Partnership LP	06/15/2024	3.65%	650,000	681,123
Camden Property Trust	12/15/2022	2.95%	375,000	380,986
Crown Castle International Corp.	07/15/2025	1.35%	505,000	498,389

The accompanying notes are an integral part of these consolidated financial statements. | 39

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
SITE Centers Corp.	02/01/2025	3.63%	$525,000	$549,801
				4,435,424
Software: 0.19%
Roper Technologies, Inc.	09/15/2024	2.35%	425,000	435,850
VMware, Inc.	08/15/2024	1.00%	1,310,000	1,297,622
				1,733,472
Telecommunications: 0.98%
NBN Co. Ltd. (a)(b)	10/08/2024	0.88%	1,180,000	1,163,539
NTT Finance Corp. (a)(b)	04/03/2026	1.16%	1,270,000	1,246,605
T-Mobile USA, Inc.	04/15/2025	3.50%	2,780,000	2,946,515
Verizon Communications, Inc.	11/20/2025	0.85%	2,605,000	2,537,717
Verizon Communications, Inc.	03/20/2026	1.45%	870,000	866,053
				8,760,429
Transportation: 0.18%
Canadian Pacific Railway Co. (b)	12/02/2024	1.35%	1,640,000	1,642,091
TOTAL CORPORATE BONDS (Cost $166,173,424)				165,558,597

FOREIGN GOVERNMENT BOND: 0.00%*
Petroleos Mexicanos (b)	12/20/2022	2.00%	2,500	2,520
TOTAL FOREIGN GOVERNMENT BOND (Cost $2,500)				2,520

MORTGAGE BACKED SECURITIES: 11.70%
ACRE Commercial Mortgage Trust, 2021-FL4 A (1 Month LIBOR USD + 0.830%) (a)(b)(c)	12/18/2037	0.93%	567,891	565,335
Alen Mortgage Trust, 2021-ACEN A (1 Month LIBOR USD + 1.150%) (a)(c)	04/15/2038	1.26%	1,250,000	1,248,496
Angel Oak Mortgage Trust, 2020-1 M1 (a)(d)	12/25/2059	3.16%	877,000	876,145
BHP Trust, 2019-BXHP A (1 Month LIBOR USD + 0.975%) (a)(c)	08/15/2036	1.09%	1,920,766	1,917,152
BSREP Commercial Mortgage Trust, 2021-DC A (1 Month LIBOR USD + 0.950%) (a)(c)	08/16/2038	1.06%	2,000,000	1,997,593
BX Commercial Mortgage Trust
Series 2020-FOX A (1 Month LIBOR USD + 1.000%) (a)(c)	11/15/2032	1.11%	1,685,607	1,685,097
Series 2021-21M A (1 Month LIBOR USD + 0.730%) (a)(c)	10/15/2036	0.84%	1,150,000	1,142,001
Series 2021-XL2 B (1 Month LIBOR USD + 0.998%) (a)(c)	10/15/2038	1.11%	3,500,000	3,478,288
Series 2021-CIP A (1 Month LIBOR USD + 0.921%) (a)(c)	12/15/2038	1.02%	2,950,000	2,949,111
Citigroup Commercial Mortgage Trust, 2021-PRM2 A (1 Month LIBOR USD + 0.950%) (a)(c)	10/15/2038	1.06%	3,750,000	3,751,735
Comm Mortgage Trust
Series 2015-3BP A (a)	02/12/2035	3.18%	1,030,000	1,071,476
Series 2013-CR9 A4 (d)	07/12/2045	4.25%	946,086	981,703
Series 2013-CR6 A4	03/10/2046	3.10%	440,000	444,419
Series 2013-CR10 A4 (d)	08/10/2046	4.21%	200,000	207,813
Series 2014-UBS2 A5	03/10/2047	3.96%	1,150,000	1,205,907
Series 2014-UBS2 AM	03/12/2047	4.20%	1,150,000	1,202,692
Series 2015-CR27 AM	10/13/2048	3.98%	1,000,000	1,066,361
Connecticut Avenue Securities Trust
Series 2021-R01 1M2 (SOFR30A + 1.550%) (a)(c)	10/25/2041	1.60%	1,570,000	1,571,894
Series 2021-R03 1M1 (SOFR30A + 0.850%) (a)(c)	12/26/2041	0.90%	3,300,000	3,298,841
CSMC Trust, 2017-CALI A (a)	11/12/2032	3.43%	1,750,000	1,804,649
ELP Commercial Mortgage Trust, 2021-ELP B (1 Month LIBOR USD + 1.120%) (a)(c)	11/15/2038	1.23%	2,650,000	2,634,324
EQUS Mortgage Trust, 2021-EQAZ A (1 Month LIBOR USD + 0.755%) (a)(c)	10/15/2036	0.86%	2,650,000	2,637,526
Extended Stay America Trust, 2021-ESH A (1 Month LIBOR USD + 1.080%) (a)(c)	07/15/2038	1.19%	1,193,789	1,195,361
Fannie Mae Aces, 2017-M7 A1	02/25/2027	2.60%	373,724	376,647
Fannie Mae Connecticut Avenue Securities
Series 2014-C02 1M2 (1 Month LIBOR USD + 2.600%) (c)	05/28/2024	2.70%	699,269	712,300
Series 2014-C03 1M2 (1 Month LIBOR USD + 3.000%) (c)	07/25/2024	3.10%	310,316	315,087

40 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES: (continued)
Series 2017-C05 1M2A (1 Month LIBOR USD + 2.200%) (c)	01/25/2030	2.30%	$81,345	$81,345
Series 2017-C05 1M2 (1 Month LIBOR USD + 2.200%) (c)	01/25/2030	2.30%	665,348	676,713
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	0.55%	385,000	382,407
Series 2021-R02 2M1 (SOFR30A + 0.900%) (a)(c)	11/25/2041	0.95%	2,641,289	2,642,942
FHLMC Multifamily Structured Pass Through Certificates
Series KF08 A (1 Month LIBOR USD + 0.300%) (c)	01/25/2022	0.39%	24,343	24,339
Series K052 A1	01/25/2025	2.60%	283,844	290,780
Series K050 A1	01/25/2025	2.80%	2,051,271	2,113,457
Series K059 A1	09/25/2025	2.76%	733,371	760,581
Series KC06 A1	02/25/2026	2.17%	1,483,524	1,502,022
Freddie Mac STACR REMIC Trust
Series 2021-DNA5 M2 (SOFR30A + 1.650%) (a)(c)	01/25/2034	1.70%	555,000	557,376
Series 2021-DNA6 M1 (SOFR30A + 0.800%) (a)(c)	10/25/2041	0.85%	3,250,000	3,247,056
Freddie Mac STACR Trust
Series 2018-DNA2 M2A (1 Month LIBOR USD + 2.150%) (a)(c)	12/26/2030	2.25%	700,000	705,440
Series 2018-HRP2 M3AS (1 Month LIBOR USD + 1.000%) (a)(c)	02/25/2047	1.10%	2,750,000	2,742,058
Series 2018-DNA3 M2A (1 Month LIBOR USD + 2.100%) (a)(c)	09/25/2048	2.20%	855,000	857,666
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA2 M1 (1 Month LIBOR USD + 1.200%) (c)	10/25/2029	1.30%	140,468	140,469
Series 2021-DNA7 M1 (SOFR30A + 0.850%) (a)(c)	11/25/2041	0.90%	3,750,000	3,748,824
FRESB Multifamily Mortgage Pass Through Certificates
Series 2016-SB17 A7F (d)	05/25/2023	2.15%	539,498	542,664
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	461,241	465,702
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	866,231	871,945
Series 2019-SB69 A5F (d)	10/25/2024	2.25%	1,515,737	1,542,447
Series 2016-SB23 A10F (d)	09/25/2026	2.31%	719,474	725,745
GCT Commercial Mortgage Trust, 2021-GCT A (1 Month LIBOR USD + 0.800%) (a)(c)	02/15/2038	0.91%	1,400,000	1,398,319
GS Mortgage Securities Corp II, 2021-ARDN A (1 Month LIBOR USD + 1.250%) (a)(c)	11/17/2036	1.36%	2,650,000	2,621,636
GS Mortgage Securities Trust
Series 2021-ROSS A (1 Month LIBOR USD + 1.150%) (a)(c)	06/16/2036	1.26%	2,000,000	1,988,830
Series 2013-GC10 AS	02/12/2046	2.94%	1,720,000	1,748,695
Series 2015-GC28 AS	02/12/2048	3.76%	885,000	929,906
Series 2021-NQM1 A3 (a)(d)	07/25/2061	1.53%	1,538,770	1,525,254
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2021-MHC A (1 Month LIBOR USD + 0.800%) (a)(c)	04/15/2038	0.91%	1,653,569	1,650,437
Series 2012-C8 ASB	10/17/2045	2.38%	64,567	64,785
Series 2013-C15 A-S	11/17/2045	4.42%	1,250,000	1,311,459
Series 2014-C23 ASB	09/17/2047	3.66%	725,789	750,832
Series 2014-C22 AS	09/17/2047	4.11%	1,350,000	1,408,249
Series 2013-C10 AS	12/17/2047	3.37%	762,000	777,191
Series 2016-JP3 A-5	08/15/2049	2.87%	1,500,000	1,560,392
Merit, 2020-HILL A (1 Month LIBOR USD + 1.150%) (a)(c)	08/17/2037	1.26%	2,216,129	2,215,463
MHC Commercial Mortgage Trust, 2021-MHC A (1 Month LIBOR USD + 0.801%) (a)(c)	04/15/2038	0.91%	2,000,000	1,995,614
New Residential Mortgage Loan Trust
Series 2015-1A A3 (a)(d)	05/28/2052	3.75%	349,093	361,293
Series 2014-2A A3 (a)(d)	05/25/2054	3.75%	65,898	68,501
Series 2016-1A A1 (a)(d)	03/25/2056	3.75%	149,373	155,947
Series 2017-1A A1 (a)(d)	02/25/2057	4.00%	290,215	305,843
Series 2017-6A A1 (a)(d)	08/25/2057	4.00%	139,882	146,479
Series 2018-5A A1 (a)(d)	12/25/2057	4.75%	517,387	536,815
OBX Trust, 2018-1 A2 (1 Month LIBOR USD + 0.650%) (a)(c)	06/25/2057	0.75%	318,029	318,257
OPG TRUST, 2021-PORT B (1 Month LIBOR USD + 0.713%) (a)(c)	10/15/2036	0.82%	2,700,000	2,661,483
PKHL Commercial Mortgage Trust, 2021-MF A (1 Month LIBOR USD + 0.880%) (a)(c)	07/15/2038	0.99%	3,250,000	3,248,053

The accompanying notes are an integral part of these consolidated financial statements. | 41

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES: (continued)
Sequoia Mortgage Trust
Series 2019-5 A4 (a)(d)	12/25/2049	3.50%	$14,773	$14,760
Series 2020-1 A4 (a)(d)	02/25/2050	3.50%	10,236	10,232
SREIT Trust, 2021-MFP2 A (1 Month LIBOR USD + 0.822%) (a)(c)	11/17/2036	0.92%	3,750,000	3,731,211
STACR Trust, 2018-DNA2 M1 (1 Month LIBOR USD + 0.800%) (a)(c)	12/26/2030	0.90%	197,741	197,741
UBS Commercial Mortgage Trust, 2017-C6 ASB	12/16/2050	3.50%	1,000,000	1,057,478
UBS-Barclays Commercial Mortgage Trust, 2012-C4 A5	12/12/2045	2.85%	870,000	876,366
Verus Securitization Trust
Series 2020-1 A1 (a)(d)	01/25/2060	2.42%	353,657	354,494
Series 2020-1 A3 (a)(d)	01/25/2060	2.72%	664,860	665,697
VNDO Mortgage Trust, 2012-6AVE A (a)	11/15/2030	3.00%	1,000,000	1,013,813
Wells Fargo Commercial Mortgage Trust, 2012-LC5 AS	10/17/2045	3.54%	185,000	187,366
WFRBS Commercial Mortgage Trust
Series 2013-C13 AS	05/17/2045	3.35%	185,000	188,953
Series 2012-C10 A3	12/15/2045	2.88%	975,000	986,017
Series 2013-UBS1 A4 (d)	03/16/2046	4.08%	771,811	804,897
Series 2013-C14 A5	06/15/2046	3.34%	200,000	205,535
Series 2013-C17 ASB	12/17/2046	3.56%	117,997	120,753
TOTAL MORTGAGE BACKED SECURITIES (Cost $105,117,890)				105,124,977

MUNICIPAL BONDS: 0.51%
County of King WA Sewer Revenue	07/01/2025	0.80%	320,000	315,034
Forsyth County School District	02/01/2024	0.92%	660,000	660,613
Miami Dade County Florida Aviation Refunding Taxable Series B	10/01/2023	2.37%	650,000	665,173
Nebraska Public Power District	01/01/2024	2.22%	675,000	691,402
State of Hawaii	08/01/2025	1.03%	1,955,000	1,937,790
Water Works Board of the City of Birmingham	01/01/2024	2.20%	270,000	276,913
TOTAL MUNICIPAL BONDS (Cost $4,531,193)				4,546,925

PURCHASED OPTIONS: 9.80%		Counterparty	Number of Contracts
Call Options: 9.80%
Nomura Galaxy Option- CoreCommodity, Expiration: July 2023, Current Price: $1,219.64, Exercise Price: $0.0001 (h)		Nomura Securities	25,231	30,772,733
Nomura Galaxy Option- East Alpha, Expiration: August 2022, Current Price: $5,967.43, Exercise Price: $0.0001 (i)		Nomura Securities	9,593	57,244,189
TOTAL PURCHASED OPTIONS (Cost $47,414,203)				88,016,922

U.S. GOVERNMENT AGENCY ISSUES: 11.08%	Maturity Date	Coupon Rate	Principal Amount
Federal Farm Credit Banks	05/10/2023	0.13%	8,180,000	8,131,736
Federal Farm Credit Banks	06/14/2023	0.13%	10,000,000	9,970,548
Federal Farm Credit Banks	06/26/2023	1.77%	2,450,000	2,501,768
Federal Farm Credit Banks	07/17/2023	2.88%	1,600,000	1,661,711
Federal Farm Credit Banks	11/09/2023	0.40%	5,900,000	5,867,864
Federal Farm Credit Banks	12/01/2023	0.50%	10,270,000	10,228,408
Federal Home Loan Banks	06/10/2022	2.13%	5,575,000	5,621,064
Federal Home Loan Banks	06/10/2022	2.75%	1,000,000	1,011,447
Federal Home Loan Banks	06/09/2023	3.25%	2,345,000	2,435,420
Federal Home Loan Banks	08/28/2023	0.13%	7,000,000	6,939,402
Federal Home Loan Banks	09/08/2023	3.38%	2,235,000	2,337,127
Federal Home Loan Banks	12/08/2023	3.38%	2,325,000	2,442,955
Federal Home Loan Banks	06/14/2024	1.75%	5,365,000	5,481,542
Federal Home Loan Banks	12/20/2024	1.00%	5,835,000	5,839,944
Federal Home Loan Banks	04/14/2025	0.50%	3,950,000	3,881,775

42 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES: (continued)
Federal Home Loan Mortgage Corp.	05/19/2023	0.25%	$2,730,000	$2,712,558
Federal Home Loan Mortgage Corp.	06/26/2023	0.25%	3,000,000	2,985,816
Federal Home Loan Mortgage Corp.	09/08/2023	0.25%	885,000	879,080
Federal Home Loan Mortgage Corp.	11/06/2023	0.25%	4,000,000	3,965,021
Federal Home Loan Mortgage Corp.	02/12/2025	1.50%	4,850,000	4,921,012
Federal National Mortgage Association	01/19/2023	2.38%	220,000	224,519
Federal National Mortgage Association	07/10/2023	0.25%	3,350,000	3,332,045
Federal National Mortgage Association	07/02/2024	1.75%	6,000,000	6,132,656
Small Business Administration Participation Certificates	11/01/2032	2.09%	7,271	7,389
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $99,495,541)				99,512,807

U.S. GOVERNMENT NOTES: 22.36%
United States Treasury Note	11/30/2022	0.13%	30,295,000	30,226,363
United States Treasury Note	02/15/2023	2.00%	11,500,000	11,698,555
United States Treasury Note	03/31/2023	0.13%	21,260,000	21,162,835
United States Treasury Note	03/31/2023	1.50%	24,690,000	24,992,838
United States Treasury Note	05/15/2023	1.75%	5,975,000	6,073,728
United States Treasury Note	12/31/2023	2.63%	10,445,000	10,835,463
United States Treasury Note	01/15/2024	0.13%	20,565,000	20,308,741
United States Treasury Note	04/30/2024	2.00%	6,020,000	6,184,374
United States Treasury Note	04/30/2024	2.25%	1,585,000	1,637,132
United States Treasury Note	05/15/2024	0.25%	3,585,000	3,536,827
United States Treasury Note	05/15/2024	2.50%	6,030,000	6,265,311
United States Treasury Note	06/15/2024	0.25%	8,065,000	7,947,805
United States Treasury Note	08/15/2024	0.38%	33,930,000	33,489,970
United States Treasury Note	09/15/2024	0.38%	16,255,000	16,028,954
United States Treasury Note	09/30/2024	1.50%	500,000	508,008
TOTAL U.S. GOVERNMENT NOTES (Cost $201,808,371)				200,896,904

SHORT TERM INVESTMENT: 3.91%
MONEY MARKET FUND: 3.91%			Shares
STIT-Government & Agency Portfolio, Institutional Class, 0.03% (e)(f)			35,136,978	35,136,978
TOTAL MONEY MARKET FUND (Cost $35,136,978)				35,136,978
TOTAL SHORT TERM INVESTMENT (Cost $35,136,978)				35,136,978

TOTAL INVESTMENTS (Cost $732,007,522): 85.81%				770,863,165
Other Assets in Excess of Liabilities: 14.84% (g)				127,495,712
TOTAL NET ASSETS: 100.00%				$898,358,877

(a)

Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2021, the value of these securities total $135,473,860 which represents 15.08% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2021.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2021.
(e)	The rate quoted is the annualized seven-day effective yield as of December 31, 2021.
(f)	A portion of this security is pledged as collateral for swap contracts. At December 31, 2021, the value of this collateral totals $436,043.
(g)	Includes deposits with broker for swap contracts. At December 31, 2021, the value of these assets total $72,006,860.
(h)

The Nomura Call option is issued by Nomura Securities Ltd. and provides LoCorr Long/Short Commodities Strategy Fund access to the performance of the Galaxy Plus Fund – CoreCommodity Feeder Fund (558) LLC, which effectuates its trading strategy through the Galaxy Plus Fund – CoreCommodity Master Fund (558) LLC. The underlying strategy is a quantitative trading program specializing in commodity futures contracts.

(i)

The Nomura Call option is issued by Nomura Securities Ltd. and provides LoCorr Long/Short Commodities Strategy Fund access to the performance of the Galaxy Plus Fund – East Alpha Feeder Fund (548) LLC, which effectuates its trading strategy through the Galaxy Plus Fund – East Alpha Master Fund (548) LLC. The underlying strategy is a quantitative trading program specializing in commodity futures contracts.

*	Amount rounds to less than 0.005% of net assets.

CMT	Constant Maturity Treasury	PLC	Public Limited Company
LIBOR	London Interbank Offered Rate	SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these consolidated financial statements. | 43

LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Swap Contracts

LoCorr Long/Short Commodities Strategy Fund
Consolidated Schedule of Swap Contracts

December 31, 2021

LONG TOTAL RETURN SWAP CONTRACTS

Termination Date	Reference Index	Financing Rate	Payment Frequency	Notional Amount	Unrealized Appreciation	Counterparty
12/16/2022	LoCorr Commodities Index#	0.50%	Quarterly	$425,945,098	$37,256,061	Deutsche Bank AG

#

Comprised of a proprietary basket of Commodity Trading Advisor’s ‘’CTA’’) Programs investing in various futures contracts, forward currency contracts, foreign currency and other similar investments. See Notes 2 & 3.

The underlying components of the basket as of December 31, 2021 are shown below:#

Description	Expiration Date	Number of Contracts Purchased (Sold)	Notional Amount	Concentration % of Exposure
Futures Contracts:
Purchase Contracts:(1)
Brent Crude	Feb-22	2,377	$186,537,474	7.66%
Natural Gas	May-22	2,463	87,268,246	3.59%
WTI Crude	May-22	1,142	85,087,103	3.50%
Live Cattle	Jun-22	1,184	65,854,874	2.71%
Gasoline RBOB	Feb-22	532	50,580,145	2.08%
Coffee	May-22	591	49,885,540	2.05%
Sugar No.11	Apr-22	2,355	48,885,977	2.01%
Live Cattle	Apr-22	807	46,685,169	1.92%
Brent Crude	Apr-22	587	45,485,928	1.87%
Hard Red Wheat	Jul-22	1,023	41,074,321	1.69%
Natural Gas	Feb-22	1,079	37,919,840	1.56%
Soybean Oil	May-22	924	31,432,076	1.29%
Copper	May-22	282	31,329,561	1.29%
Corn	Mar-22	924	27,625,187	1.14%
Platinum	Apr-22	532	25,495,065	1.05%
Soybean Oil	Jul-22	672	22,821,816	0.94%
Corn	May-22	668	20,004,352	0.82%
Gasoline RBOB	Mar-22	197	19,626,832	0.81%
Cotton No.2	May-22	270	14,881,096	0.61%
Silver	Mar-22	126	14,678,925	0.60%
Nickel	Mar-22	84	10,499,134	0.43%
Cotton No.2	Dec-22	219	10,152,293	0.42%
WTI Crude	Feb-22	130	9,892,649	0.41%
Zinc	Mar-22	109	9,670,066	0.40%
Coffee	Jul-22	107	9,029,631	0.37%
Gold	Feb-22	47	8,629,909	0.35%
Low Sulphur Gasoil	Feb-22	124	8,377,492	0.34%
Total Purchase Contracts			1,019,410,701	41.91%

Sale Contracts:(1)
Brent Crude	Jan-22	(2,835)	$223,644,553	9.19%
Live Cattle	Feb-22	(2,077)	115,940,724	4.77%
Natural Gas	Apr-22	(2,001)	69,814,890	2.87%
Sugar No.11	Feb-22	(2,960)	62,383,951	2.56%
WTI Crude	Feb-22	(682)	51,754,060	2.13%
Hard Red Wheat	Mar-22	(1,223)	49,362,278	2.03%
Soybean Oil	Mar-22	(1,437)	48,871,882	2.01%

44 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Swap Contracts (continued)

Description	Expiration Date	Number of Contracts Purchased (Sold)	Notional Amount	Concentration % of Exposure
Coffee	Mar-22	(557)	$47,014,987	1.93%
Natural Gas	Jan-22	(1,152)	42,284,239	1.73%
WTI Crude	Jan-22	(462)	35,220,740	1.45%
Soybean	Mar-22	(427)	28,713,489	1.18%
Copper	Mar-22	(224)	24,974,260	1.03%
Gasoline RBOB	Jan-22	(256)	24,291,443	1.00%
Wheat	Mar-22	(527)	20,344,277	0.84%
Feeder Cattle	Mar-22	(171)	14,522,033	0.60%
Gold	Apr-22	(68)	12,440,157	0.51%
Heating Oil	Jan-22	(117)	11,640,617	0.48%
Lean Hogs	Apr-22	(329)	11,470,631	0.47%
Cocoa	May-22	(423)	10,824,043	0.44%
WTI Crude	Mar-22	(114)	8,646,598	0.36%
Total Sale Contracts			914,159,852	37.58%
Other Futures Contracts			201,360,164	8.28%
Total Futures Contracts			2,134,930,717	87.77%

Forward Currency Contracts:			Delivered (in USD)		Received (in USD)
Sales Contracts:(1)
USD/EUR	12/31/2021	U.S. Dollar	$(10,385,716)	Euro	$10,404,571	0.43%
Total Forward Currency Contracts Sold					10,404,571	0.43%
Total Forward Currency Contracts					10,404,571	0.43%

Cash and Foreign Currency:		Quantity
Cash and Foreign Currency Purchased:(1)
U.S. Dollar			128,501,174		$128,501,174	5.28%
Total Cash and Foreign Currency Purchased					128,501,174	5.28%

Cash and Foreign Currency Sold:(1)
Euro			132,782,255		$151,172,374	6.21%
Total Cash and Foreign Currency Sold					151,172,374	6.21%
Other Cash and Foreign Currency					7,431,057	0.31%
Total Cash and Foreign Currency					287,104,605	11.80%
Total Underlying Positions					$2,432,439,893	100.00%

#

The investment is not a direct holding of LoCorr Long/Short Commodities Strategy Fund. The top 50 holdings and other futures contracts, other forward currency contracts, and other cash and foreign currency were determined based on the absolute notional amount of the positions within the underlying swap basket.

(1)	Represents the 50 largest components of the basket.

The accompanying notes are an integral part of these consolidated financial statements. | 45

LoCorr Market Trend Fund – Consolidated Schedule of Investments

Consolidated Schedule of Investments

December 31, 2021

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 9.31%
American Homes 4 Rent Trust, 2014-SFR2 A (a)	10/17/2036	3.79%	$384,639	$399,145
AmeriCredit Automobile Receivables Trust
Series 2021-3 A-3	08/18/2026	0.76%	1,000,000	994,390
Series 2021-2 A3	12/18/2026	0.34%	930,000	922,311
AMSR Trust, 2020-SFR1 A (a)	04/17/2037	1.82%	324,688	324,615
Angel Oak Mortgage Trust LLC, 2020-5 A3 (a)(d)	05/25/2065	2.04%	41,660	41,660
Carmax Auto Owner Trust, 2021-4 A3	09/15/2026	0.56%	595,000	586,682
CarMax Auto Owner Trust, 2018-4 A3	09/15/2023	3.36%	660,601	665,264
Carvana Auto Receivables Trust
Series 2021-P2 A3	03/10/2026	0.49%	900,000	893,615
Series 2021-P4 A-3	01/10/2027	1.31%	1,230,000	1,229,228
CenterPoint Energy Residential Bond, 2009-1 A3	08/15/2023	4.24%	552,840	560,006
Corevest American Finance Trust, 2020-1 A1 (a)	03/17/2050	1.83%	346,109	345,596
DB Master Finance LLC, 2021-1a A2I (a)	11/20/2051	2.05%	650,000	635,115
Freddie Mac STACR REMIC Trust, 2021-HQA4 M1 (SOFR30A + 0.950%) (a)(c)	12/26/2041	1.00%	800,000	800,000
GM Financial Automobile Leasing Trust, 2021-2 A4	05/20/2025	0.41%	1,050,000	1,038,262
GM Financial Consumer Automobile Receivables Trust
Series 2018-4 A3	10/16/2023	3.21%	406,760	409,017
Series 2021-1 A3	10/16/2025	0.35%	750,000	745,235
Series 2021-3 A3	06/16/2026	0.48%	1,000,000	989,409
Hilton Grand Vacations Trust, 2019-AA A (a)	07/25/2033	2.34%	502,643	509,158
Honda Auto Receivables Owner Trust
Series 2019-1 A3	03/20/2023	2.83%	174,133	175,324
Series 2020-3 A3	10/18/2024	0.37%	1,400,000	1,396,087
Hyundai Auto Receivables Trust, 2020-C A3	05/15/2025	0.38%	1,150,000	1,145,065
Invitation Homes Trust
Series 2018-SFR1 A (1 Month LIBOR USD + 0.700%) (a)(c)	03/19/2037	0.81%	425,387	425,386
Series 2018-SFR2 A (1 Month LIBOR USD + 0.900%) (a)(c)	06/18/2037	1.01%	425,546	425,612

46 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Series 2018-SFR3 A (1 Month LIBOR USD + 1.000%) (a)(c)	07/17/2037	1.11%	$112,698	$112,639
Series 2018-SFR4 A (1 Month LIBOR USD + 1.100%) (a)(c)	01/19/2038	1.21%	677,734	676,973
Morgan Stanley Capital I Trust, 2004-HE6 M1 (1 Month LIBOR USD + 0.825%) (c)	08/25/2034	0.93%	133,760	132,564
MVW Owner Trust, 2019-1A A (a)	11/20/2036	2.89%	450,771	457,034
PFS Financing Corp.
Series 2020-F A (a)	08/15/2024	0.93%	700,000	701,632
Series 2020-G A (a)	02/17/2026	0.97%	500,000	497,158
Santander Drive Auto Receivables Trust, 2021-4 A3	08/15/2025	0.51%	1,030,000	1,026,248
Taco Bell Funding LLC, 2021-1A A21 (a)	08/25/2051	1.95%	1,025,000	1,004,769
Toyota Lease Owner Trust, 2021-B A3 (a)	10/21/2024	0.42%	1,090,000	1,080,742
Tricon American Homes Trust
Series 2017-SFR2 A (a)	01/18/2036	2.93%	96,767	97,292
Series 2017-SFR2 B (a)	01/18/2036	3.28%	400,000	402,107
Verizon Owner Trust
Series 2018-A A1A	04/20/2023	3.23%	2,282	2,286
Series 2019-B A1A	12/20/2023	2.33%	496,615	499,938
Series 2020-A A1A	07/20/2024	1.85%	1,180,000	1,188,843
Volkswagen Auto Loan Enhanced Trust, 2021-1 A-3	06/22/2026	1.02%	950,000	949,960
VSE VOI Mortgage LLC, 2018-A A (a)	02/20/2036	3.56%	315,675	324,759
TOTAL ASSET BACKED SECURITIES (Cost $24,893,450)				24,811,126

CORPORATE BONDS: 21.50%
Agriculture: 0.34%
BAT Capital Corp.	08/15/2024	3.22%	225,000	233,897
BAT International Finance PLC (b)	03/25/2026	1.67%	675,000	662,967
				896,864
Auto Manufacturers: 0.74%
Daimler Finance North America LLC (a)	03/10/2023	1.75%	500,000	505,035
General Motors Financial Co., Inc.	10/15/2024	1.20%	200,000	198,573
General Motors Financial Co., Inc.	06/20/2025	2.75%	620,000	640,035
Volkswagen Group of America Finance LLC (a)	11/22/2023	0.88%	625,000	620,897
				1,964,540
Banks: 11.37%
Banco Santander SA (b)	02/23/2023	3.13%	340,000	348,023
Banco Santander SA (b)	05/28/2025	2.75%	230,000	237,827
Bank of America Corp.	01/11/2023	3.30%	540,000	554,815
Bank of America Corp. (SOFR + 1.460%) (c)	05/19/2024	1.49%	800,000	805,862
Bank of America Corp. (SOFR + 0.740%) (c)	10/24/2024	0.81%	800,000	794,755
Bank of America Corp. (SOFR + 0.690%) (c)	04/22/2025	0.98%	1,035,000	1,026,890
Bank of America Corp. (SOFR + 1.150%) (c)	06/19/2026	1.32%	1,070,000	1,059,105
Bank of America Corp. (SOFR + 1.010%) (c)	10/24/2026	1.20%	825,000	808,929
Barclays PLC (1 Year CMT Rate + 0.800%) (b)(c)	12/10/2024	1.01%	625,000	620,513
BNP Paribas SA (3 Month LIBOR USD + 1.111%) (a)(b)(c)	11/19/2025	2.82%	550,000	566,155
Citigroup, Inc. (3 Month LIBOR USD + 0.722%) (c)	01/24/2023	3.14%	495,000	495,628
Citigroup, Inc. (3 Month LIBOR USD + 1.023%) (c)	06/01/2024	4.04%	435,000	453,393
Citigroup, Inc. (SOFR + 0.686%) (c)	10/30/2024	0.78%	965,000	958,885
Citigroup, Inc. (SOFR + 0.669%) (c)	05/01/2025	0.98%	550,000	545,764
Citigroup, Inc. (SOFR + 0.765%) (c)	01/28/2027	1.12%	350,000	341,072
Credit Suisse AG (b)	05/05/2023	1.00%	565,000	566,526
Credit Suisse AG (b)	08/09/2023	0.52%	200,000	198,598
Danske Bank A/S (1 Year CMT Rate + 1.730%) (a)(b)(c)	01/12/2023	5.00%	630,000	630,543
Deutsche Bank NY (b)	05/28/2024	0.90%	310,000	307,351
Federation des Caisses Desjardins du Quebec (a)(b)	09/26/2023	1.95%	700,000	707,911

The accompanying notes are an integral part of these consolidated financial statements. | 47

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Federation des Caisses Desjardins du Quebec (a)(b)	05/21/2024	0.70%	$550,000	$541,944
Goldman Sachs Group, Inc.	02/23/2023	3.20%	1,755,000	1,800,002
Goldman Sachs Group, Inc. (SOFR + 0.572%) (c)	03/08/2024	0.67%	3,285,000	3,270,395
Goldman Sachs Group, Inc.	04/01/2025	3.50%	225,000	237,998
Goldman Sachs Group, Inc. (SOFR + 0.789%) (c)	12/09/2026	1.09%	165,000	160,867
HSBC Bank Canada (a)(b)	09/10/2023	1.65%	930,000	937,484
HSBC Holdings PLC (SOFR + 1.929%) (b)(c)	06/04/2026	2.10%	965,000	971,674
ING Groep NV (b)	04/09/2024	3.55%	540,000	566,150
JP Morgan Chase & Co.	01/25/2023	3.20%	435,000	446,826
JP Morgan Chase & Co. (SOFR + 0.420%) (c)	02/16/2025	0.56%	325,000	320,347
JP Morgan Chase & Co. (SOFR + 0.540%) (c)	06/01/2025	0.82%	735,000	726,558
JP Morgan Chase & Co. (SOFR + 0.800%) (c)	11/19/2026	1.05%	350,000	341,142
JP Morgan Chase & Co. (SOFR + 0.695%) (c)	02/04/2027	1.04%	590,000	571,331
Mitsubishi UFJ Financial Group, Inc. (1 Year CMT Rate + 0.680%) (b)(c)	09/15/2024	0.85%	460,000	457,770
Morgan Stanley	01/23/2023	3.13%	880,000	902,342
Morgan Stanley (SOFR + 0.455%) (c)	01/25/2024	0.53%	1,215,000	1,210,903
Morgan Stanley (SOFR + 0.616%) (c)	04/05/2024	0.73%	960,000	957,097
Morgan Stanley (SOFR + 0.525%) (c)	05/30/2025	0.79%	175,000	172,746
NatWest Markets PLC (a)(b)	05/21/2023	2.38%	370,000	377,046
NatWest Markets PLC (a)(b)	08/12/2024	0.80%	200,000	196,735
Svenska Handelsbanken AB (a)(b)	06/30/2023	0.63%	405,000	403,864
Svenska Handelsbanken AB (a)(b)	06/11/2024	0.55%	250,000	246,559
Toronto-Dominion Bank (b)	09/10/2024	0.70%	390,000	385,009
UBS AG/London (a)(b)	04/21/2022	1.75%	440,000	441,381
UBS AG/London (a)(b)	06/01/2023	0.38%	440,000	436,591
UBS AG/London (a)(b)	08/09/2024	0.70%	400,000	395,436
UBS Group AG (1 Year CMT Rate + 0.830%) (a)(b)(c)	07/30/2024	1.01%	200,000	199,381
Wells Fargo & Co.	02/13/2023	3.45%	585,000	601,926
				30,306,049
Biotechnology: 0.30%
Gilead Sciences, Inc.	09/29/2023	0.75%	260,000	258,932
Royalty Pharma PLC (b)	09/02/2023	0.75%	550,000	546,592
				805,524
Chemicals: 0.05%
Westlake Chemical Corp.	08/15/2024	0.88%	140,000	137,906

Diversified Financial Services: 1.15%
AerCap Ireland Capital /Global Aviation Trust (b)	10/29/2024	1.65%	1,190,000	1,188,105
AerCap Ireland Capital/Global Aviation Trust (b)	01/15/2025	3.50%	700,000	730,900
AerCap Ireland Capital/Global Aviation Trust (b)	01/30/2026	1.75%	235,000	230,609
Air Lease Corp.	07/03/2023	3.88%	230,000	238,226
Air Lease Corp.	02/01/2024	4.25%	150,000	158,059
Capital One Bank	02/15/2023	3.38%	290,000	298,039
Private Export Funding Corp.	06/15/2025	3.25%	200,000	211,844
				3,055,782
Electric: 0.48%
Eversource Energy	08/15/2025	0.80%	75,000	72,870
Exelon Generation Co. LLC	03/15/2022	3.40%	95,000	95,294
Exelon Generation Co. LLC	06/01/2025	3.25%	70,000	73,371
Southern California Edison Co.	08/01/2023	0.70%	410,000	407,500
Southern California Edison Co.	04/01/2024	1.10%	635,000	632,700
				1,281,735

48 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Food: 0.08%
Conagra Brands, Inc.	08/11/2023	0.50%	$220,000	$218,128

Healthcare - Products: 1.11%
Baxter International, Inc. (a)	11/29/2024	1.32%	1,140,000	1,138,665
DH Europe Finance II Sarl (b)	11/15/2024	2.20%	405,000	413,948
PerkinElmer, Inc.	09/15/2024	0.85%	485,000	478,201
Thermo Fisher Scientific, Inc.	10/18/2024	1.22%	645,000	644,394
Zimmer Biomet Holdings, Inc.	11/22/2024	1.45%	270,000	269,288
				2,944,496
Healthcare - Services: 0.48%
Humana, Inc.	08/03/2023	0.65%	885,000	880,490
UnitedHealth Group, Inc.	05/15/2024	0.55%	400,000	396,888
				1,277,378
Insurance: 0.92%
Equitable Financial Life Global (a)	11/17/2023	0.50%	150,000	148,555
Equitable Financial Life Global (a)	07/07/2025	1.40%	380,000	376,679
Metropolitan Life Global Funding I (a)	06/07/2024	0.55%	570,000	561,325
Metropolitan Life Global Funding I (a)	07/02/2025	0.95%	325,000	320,527
Principal Life Global Funding II (a)	04/12/2024	0.75%	510,000	506,405
Protective Life Global Funding (a)	07/05/2024	0.78%	550,000	542,866
				2,456,357
Miscellaneous Manufacturing: 0.17%
Parker-Hannifin Corp.	06/14/2024	2.70%	230,000	237,665
Trane Technologies Luxembourg Finance SA (b)	03/21/2026	3.50%	210,000	222,804
				460,469
Oil & Gas: 0.24%
Diamondback Energy, Inc.	12/01/2024	2.88%	280,000	290,539
Phillips 66	02/15/2024	0.90%	345,000	342,497
				633,036
Packaging & Containers: 0.33%
Amcor Finance, Inc.	04/28/2026	3.63%	515,000	547,913
Berry Global, Inc.	02/15/2024	0.95%	330,000	327,030
				874,943
Pharmaceuticals: 1.08%
AbbVie, Inc.	11/21/2022	2.30%	350,000	354,916
AbbVie, Inc.	11/21/2024	2.60%	985,000	1,022,317
AbbVie, Inc.	05/14/2026	3.20%	200,000	212,105
Astrazeneca Finance LLC	05/28/2024	0.70%	670,000	664,794
CVS Health Corp.	08/12/2024	3.38%	590,000	620,170
				2,874,302
Pipelines: 0.52%
Energy Transfer Operating LP	05/15/2025	2.90%	165,000	170,320
MPLX LP	03/01/2026	1.75%	490,000	485,325
ONEOK, Inc.	09/01/2024	2.75%	195,000	200,443
TransCanada PipeLines Ltd. (b)	10/12/2024	1.00%	530,000	525,442
				1,381,530
Real Estate Investment Trusts: 0.60%
American Tower Corp.	09/15/2025	1.30%	880,000	866,996
Brixmor Operating Partnership LP	06/15/2024	3.65%	225,000	235,773
Camden Property Trust	12/15/2022	2.95%	120,000	121,915
Crown Castle International Corp.	07/15/2025	1.35%	170,000	167,775
SITE Centers Corp.	02/01/2025	3.63%	190,000	198,976
				1,591,435

The accompanying notes are an integral part of these consolidated financial statements. | 49

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Software: 0.24%
Roper Technologies, Inc.	09/15/2024	2.35%	$205,000	$210,233
VMware, Inc.	08/15/2024	1.00%	435,000	430,890
				641,123
Telecommunications: 1.08%
NBN Co. Ltd. (a)(b)	10/08/2024	0.88%	435,000	428,932
NTT Finance Corp. (a)(b)	04/03/2026	1.16%	360,000	353,368
T-Mobile USA, Inc.	04/15/2025	3.50%	970,000	1,028,101
Verizon Communications, Inc.	11/20/2025	0.85%	670,000	652,695
Verizon Communications, Inc.	03/20/2026	1.45%	425,000	423,072
				2,886,168
Transportation: 0.22%
Canadian Pacific Railway Co. (b)	12/02/2024	1.35%	575,000	575,733
TOTAL CORPORATE BONDS (Cost $57,467,566)				57,263,498

MORTGAGE BACKED SECURITIES: 12.69%
ACRE Commercial Mortgage Trust, 2021-FL4 A (1 Month LIBOR USD + 0.830%) (a)(b)(c)	12/18/2037	0.93%	334,054	332,550
Alen Mortgage Trust, 2021-ACEN A (1 Month LIBOR USD + 1.150%) (a)(c)	04/15/2038	1.26%	600,000	599,278
Angel Oak Mortgage Trust, 2020-1 M1 (a)(d)	12/25/2059	3.16%	418,000	417,593
BSREP Commercial Mortgage Trust, 2021-DC A (1 Month LIBOR USD + 0.950%) (a)(c)	08/16/2038	1.06%	335,000	334,597
BX Commercial Mortgage Trust
Series 2021-21M A (1 Month LIBOR USD + 0.730%) (a)(c)	10/15/2036	0.84%	410,000	407,148
Series 2019-XL A (1 Month LIBOR USD + 0.920%) (a)(c)	10/15/2036	1.03%	429,632	429,751
Series 2021-CIP A (1 Month LIBOR USD + 0.921%) (a)(c)	12/15/2038	1.02%	1,000,000	999,699
Comm Mortgage Trust
Series 2013-CR6 A4	03/10/2046	3.10%	185,000	186,858
Series 2013-CR6 AM (a)	03/12/2046	3.15%	1,000,000	1,018,024
Series 2013-CR10 A4 (d)	08/10/2046	4.21%	185,000	192,227
Series 2013-CR11 B (d)	08/12/2050	5.11%	575,000	604,466
Connecticut Avenue Securities Trust, 2021-R03 1M1 (SOFR30A + 0.850%) (a)(c)	12/26/2041	0.90%	1,175,000	1,174,587
Credit Suisse Mortgage Capital Certificates, 2019-ICE4 A (1 Month LIBOR USD + 0.980%) (a)(c)	05/15/2036	1.09%	1,000,000	999,699
ELP Commercial Mortgage Trust, 2021-ELP B (1 Month LIBOR USD + 1.120%) (a)(c)	11/15/2038	1.23%	950,000	944,380
EQUS Mortgage Trust, 2021-EQAZ A (1 Month LIBOR USD + 0.755%) (a)(c)	10/15/2036	0.86%	950,000	945,528
Fannie Mae Aces
Series 2015-M17 FA (1 Month LIBOR USD + 0.930%) (c)	11/25/2022	1.02%	536,847	536,903
Series 2014-M11 1A (d)	08/25/2024	3.12%	503,788	525,022
Fannie Mae Connecticut Avenue Securities
Series 2014-C03 1M2 (1 Month LIBOR USD + 3.000%) (c)	07/25/2024	3.10%	44,179	44,858
Series 2017-C05 1M2 (1 Month LIBOR USD + 2.200%) (c)	01/25/2030	2.30%	350,183	356,165
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	0.55%	400,000	397,306
Series 2021-R02 2M1 (SOFR30A + 0.900%) (a)(c)	11/25/2041	0.95%	813,066	813,575
FHLMC Multifamily Structured Pass Through Certificates, KF08 A (1 Month LIBOR USD + 0.300%) (c)	01/25/2022	0.39%	112,351	112,332
Freddie Mac STACR REMIC Trust, 2021-DNA5 M2 (SOFR30A + 1.650%) (a)(c)	01/25/2034	1.70%	210,000	210,899
Freddie Mac STACR Trust
Series 2018-DNA2 M2A (1 Month LIBOR USD + 2.150%) (a)(c)	12/26/2030	2.25%	400,000	403,109
Series 2018-HRP2 M3AS (1 Month LIBOR USD + 1.000%) (a)(c)	02/25/2047	1.10%	600,000	598,267
Series 2018-DNA3 M2A (1 Month LIBOR USD + 2.100%) (a)(c)	09/25/2048	2.20%	300,000	300,935
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA2 M1 (1 Month LIBOR USD + 1.200%) (c)	10/25/2029	1.30%	52,238	52,238
Series 2021-DNA7 M1 (SOFR30A + 0.850%) (a)(c)	11/25/2041	0.90%	1,100,000	1,099,655
Series 2018-HRP2 M3 (1 Month LIBOR USD + 2.400%) (a)(c)	02/25/2047	2.50%	400,000	406,321

50 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
Series 2019-HRP1 M2 (1 Month LIBOR USD + 1.400%) (a)(c)	02/25/2049	1.50%	$658,330	$659,983
FRESB Multifamily Mortgage Pass Through Certificates
Series 2016-SB17 A7F (d)	05/25/2023	2.15%	479,744	482,559
Series 2017-SB31 A7F (d)	01/25/2024	2.46%	632,858	644,052
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	386,563	390,302
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	778,733	783,870
GCT Commercial Mortgage Trust, 2021-GCT A (1 Month LIBOR USD + 0.800%) (a)(c)	02/15/2038	0.91%	750,000	749,099
GS Mortgage Securities Corp II, 2021-ARDN A (1 Month LIBOR USD + 1.250%) (a)(c)	11/17/2036	1.36%	950,000	939,832
GS Mortgage Securities Trust
Series 2015-GC28 A5	02/10/2048	3.40%	1,000,000	1,048,439
Series 2015-GC32 AS (d)	07/10/2048	4.02%	1,000,000	1,065,278
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2021-MHC A (1 Month LIBOR USD + 0.800%) (a)(c)	04/15/2038	0.91%	803,162	801,641
Series 2013-C13 A4 (d)	01/18/2046	3.99%	513,180	530,249
Series 2014-C22 AS	09/17/2047	4.11%	685,000	714,556
Series 2013-C10 AS	12/17/2047	3.37%	200,000	203,987
Merit, 2020-HILL A (1 Month LIBOR USD + 1.150%) (a)(c)	08/17/2037	1.26%	1,273,096	1,272,713
Natixis Commercial Mortgage Securities Trust, 2018-285M A (a)(d)	11/15/2032	3.79%	1,000,000	1,015,303
OPG TRUST, 2021-PORT B (1 Month LIBOR USD + 0.713%) (a)(c)	10/15/2036	0.82%	750,000	739,301
PKHL Commercial Mortgage Trust, 2021-MF A (1 Month LIBOR USD + 0.880%) (a)(c)	07/15/2038	0.99%	1,000,000	999,401
Sequoia Mortgage Trust
Series 2020-1 A4 (a)(d)	02/25/2050	3.50%	10,236	10,232
Series 2020-2 A4 (a)(d)	03/25/2050	3.50%	87,275	87,484
SREIT Trust, 2021-MFP2 A (1 Month LIBOR USD + 0.822%) (a)(c)	11/17/2036	0.92%	1,250,000	1,243,737
UBS Commercial Mortgage Trust, 2012-C1 A3	05/12/2045	3.40%	15,973	15,959
Verus Securitization Trust
Series 2020-1 A1 (a)(d)	01/25/2060	2.42%	166,427	166,821
Series 2020-1 A3 (a)(d)	01/25/2060	2.72%	379,920	380,398
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 AS	10/17/2045	3.54%	165,000	167,110
Series 2015-NXS2 A-4	07/17/2058	3.50%	1,000,000	1,040,944
WFRBS Commercial Mortgage Trust
Series 2013-C13 AS	05/17/2045	3.35%	165,000	168,525
Series 2013-C14 A5	06/15/2046	3.34%	185,000	190,120
Series 2014-C24 A5	11/18/2047	3.61%	1,000,000	1,051,487
Series 2013-C12 AS	03/17/2048	3.56%	780,000	797,799
TOTAL MORTGAGE BACKED SECURITIES (Cost $33,803,456)				33,805,151

MUNICIPAL BONDS: 0.92%
City of Sacramento CA Water Revenue	09/01/2023	1.61%	555,000	562,631
Forsyth County School District	02/01/2024	0.92%	230,000	230,214
Pennsylvania State University	09/01/2023	1.35%	940,000	947,539
State of Hawaii	08/01/2025	1.03%	720,000	713,662
TOTAL MUNICIPAL BONDS (Cost $2,445,000)				2,454,046

U.S. GOVERNMENT AGENCY ISSUES: 12.84%
Federal Farm Credit Banks	05/10/2023	0.13%	1,105,000	1,098,480
Federal Farm Credit Banks	08/14/2023	1.60%	2,270,000	2,314,400
Federal Farm Credit Banks	11/09/2023	0.40%	2,100,000	2,088,562
Federal Farm Credit Banks	12/01/2023	0.50%	3,480,000	3,465,907
Federal Home Loan Banks	06/10/2022	2.13%	2,620,000	2,641,648
Federal Home Loan Banks	06/10/2022	2.75%	3,180,000	3,216,401
Federal Home Loan Banks	12/09/2022	3.00%	4,500,000	4,610,247

The accompanying notes are an integral part of these consolidated financial statements. | 51

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES (continued)
Federal Home Loan Banks	06/14/2024	1.75%	$2,200,000	$2,247,790
Federal Home Loan Banks	12/20/2024	1.00%	1,980,000	1,981,678
Federal Home Loan Banks	04/14/2025	0.50%	1,700,000	1,670,637
Federal Home Loan Mortgage Corp.	05/19/2023	0.25%	1,330,000	1,321,503
Federal Home Loan Mortgage Corp.	08/24/2023	0.25%	1,700,000	1,689,126
Federal Home Loan Mortgage Corp.	09/08/2023	0.25%	535,000	531,421
Federal National Mortgage Association	09/06/2022	1.38%	2,310,000	2,327,432
Federal National Mortgage Association	07/10/2023	0.25%	2,000,000	1,989,281
Federal National Mortgage Association	07/02/2024	1.75%	1,000,000	1,022,109
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $34,088,004)				34,216,622

U.S. GOVERNMENT NOTES: 21.39%
United States Treasury Note	03/31/2023	0.13%	6,070,000	6,042,258
United States Treasury Note	03/31/2023	1.50%	3,395,000	3,436,642
United States Treasury Note	05/15/2023	1.75%	2,130,000	2,165,195
United States Treasury Note	06/30/2023	2.63%	3,170,000	3,266,091
United States Treasury Note	08/31/2023	0.13%	3,800,000	3,766,898
United States Treasury Note	11/30/2023	0.50%	5,105,000	5,086,056
United States Treasury Note	05/15/2024	0.25%	15,000	14,798
United States Treasury Note	06/15/2024	0.25%	3,860,000	3,803,909
United States Treasury Note	06/30/2024	2.00%	2,390,000	2,457,219
United States Treasury Note	08/15/2024	0.38%	8,125,000	8,019,629
United States Treasury Note	09/15/2024	0.38%	9,220,000	9,091,784
United States Treasury Note	09/30/2024	1.50%	8,620,000	8,758,055
United States Treasury Note	02/15/2025	7.63%	900,000	1,084,606
TOTAL U.S. GOVERNMENT NOTES (Cost $57,142,632)				56,993,140

SHORT TERM INVESTMENTS: 6.88%
U.S. GOVERNMENT NOTE: 2.44%
United States Treasury Note	11/30/2022	0.13%	6,510,000	6,495,251
TOTAL U.S. GOVERNMENT NOTE (Cost $6,497,399)				6,495,251

MONEY MARKET FUND: 4.44%			Shares
STIT-Government & Agency Portfolio, Institutional Class, 0.03% (e)(f)			11,841,533	11,841,533
TOTAL MONEY MARKET FUND (Cost $11,841,533)				11,841,533
TOTAL SHORT TERM INVESTMENTS (Cost $18,338,932)				18,336,784

TOTAL INVESTMENTS (Cost $228,179,040): 85.53%				227,880,367
Other Assets in Excess of Liabilities: 14.47% (g)				38,560,677
TOTAL NET ASSETS: 100.00%				$266,441,044

(a)

Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2021, the value of these securities total $42,347,216 which represents 15.89% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2021.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2021.
(e)	The rate quoted is the annualized seven-day effective yield as of December 31, 2021.
(f)	All or a portion of this security is pledged as collateral for derivative contracts. At December 31, 2021, the value of this collateral totals $369,775.
(g)	Includes assets pledged as collateral and deposits with broker for derivative contracts. At December 31, 2021, the value of these assets totals $42,147,436.

CMT	Constant Maturity Treasury	SOFR	Secured Overnight Financing Rate
LIBOR	London Interbank Offered Rate	SOFR30A	30 Day Average Secured Overnight Financing Rate
PLC	Public Limited Company

52 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Open Forward Currency Contracts

LoCorr Market Trend Fund
Consolidated Schedule of Open Forward Currency Contracts(a)

December 31, 2021

			Currency to be Received		Currency to be Delivered
	Notional Amount	Forward Settlement Date	Currency Abbreviation	U.S. $ Notional Amount at December 31, 2021	Currency Abbreviation	U.S. $ Notional Amount on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
	$1,182,436	03/18/2022	AUD	$1,200,699	USD	$1,182,436	$18,263	$—
	1,893,755	03/18/2022	CAD	1,915,953	USD	1,893,755	22,198	—
	50,764,923	03/18/2022	CHF	51,182,120	USD	50,764,923	417,197	—
	3,417,004	03/18/2022	EUR	3,439,214	USD	3,417,004	22,210	—
	78,661,890	03/18/2022	JPN	77,872,867	USD	78,661,890	—	(789,023)
	6,445,927	03/18/2022	MXN	6,611,176	USD	6,445,927	165,249	—
	343,796	03/18/2022	NZD	344,755	USD	343,796	959	—
Total Purchase Contracts				142,566,784		142,709,731	646,076	(789,023)

Sale Contracts:
	$56,458,080	03/18/2022	USD	$57,478,562	AUD	$56,458,080	$—	$(1,020,482)
	64,863,745	03/18/2022	USD	65,086,279	CAD	64,863,745	—	(222,534)
	8,096,574	03/18/2022	USD	8,194,770	CHF	8,096,574	—	(98,196)
	111,316,052	03/18/2022	USD	112,053,841	EUR	111,316,052	—	(737,789)
	80,260,637	03/18/2022	USD	82,067,260	GBP	80,260,637	—	(1,806,623)
	188,097,711	03/18/2022	USD	186,244,020	JPY	188,097,711	1,853,691	—
	1,372,794	03/18/2022	USD	1,378,842	MXN	1,372,794	—	(6,048)
	25,431,496	03/18/2022	USD	25,725,975	NZD	25,431,496	—	(294,479)
Total Sale Contracts				538,229,549		535,897,089	1,853,691	(4,186,151)
Net Forward Currency Contracts				$(395,662,765)		$(393,187,358)	$2,499,767	$(4,975,174)
Net Unrealized Depreciation								$(2,475,407)

Currency Abbreviations:

AUD	AUSTRALIAN DOLLAR
CAD	CANADIAN DOLLAR
CHF	SWISS FRANC
EUR	EURO
GBP	BRITISH POUND
JPY	JAPANESE YEN
MXN	MEXICAN PESO
NZD	NEW ZEALAND DOLLAR
USD	U.S. DOLLAR

(a)	Bank of America Merrill Lynch is the counterparty for all open forward currency exchange contracts held by the Fund as of December 31, 2021.

The accompanying notes are an integral part of these consolidated financial statements. | 53

LoCorr Market Trend Fund – Consolidated Schedule of Open Futures Contracts

LoCorr Market Trend Fund
Consolidated Schedule of Open Futures Contracts

December 31, 2021

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
10 Yr Mini JGB	11	Mar-22	$1,449,804	$1,454,870	$—	$(5,066)
Aluminum (a)	135	Mar-22	9,477,000	8,865,104	611,896	—
Brent Crude	128	Jan-22	9,955,840	9,898,690	57,150	—
CAC 40 10 Euro Index	216	Jan-22	17,565,755	17,116,208	449,547	—
Canadian 10 Yr Bond	293	Mar-22	33,035,029	32,964,097	70,932	—
Coffee	93	Mar-22	7,885,238	7,406,227	479,011	—
Copper (a)	33	Mar-22	8,028,488	7,859,548	168,940	—
Corn	436	Mar-22	12,932,850	12,547,139	385,711	—
Cotton No.2	75	Mar-22	4,222,500	4,259,513	—	(37,013)
Dollar	133	Mar-22	12,713,869	12,801,118	—	(87,249)
Dow Jones Industrial Average Mini E-Cbot Index	112	Mar-22	20,286,560	19,958,446	328,114	—
Euro-Bund	45	Mar-22	8,779,701	8,869,277	—	(89,576)
Euro-Schatz	258	Mar-22	32,906,859	32,963,356	—	(56,497)
Euro-Stoxx 50 Index	287	Mar-22	14,009,364	13,609,267	400,097	—
FTSE 100 Index	160	Mar-22	15,861,397	15,595,048	266,349	—
Gasoline RBOB	112	Jan-22	10,464,518	10,375,520	88,998	—
Hard Red Wheat	106	Mar-22	4,247,950	4,390,608	—	(142,658)
Heating Oil	122	Jan-22	11,914,837	11,444,611	470,226	—
Japanese 10 Yr Bond	41	Mar-22	54,031,035	54,188,977	—	(157,942)
Low Sulphur Gasoil	109	Feb-22	7,262,125	7,076,553	185,572	—
Nasdaq 100 E-Mini Index	112	Mar-22	36,558,480	36,298,221	260,259	—
Natural Gas	51	Jan-22	1,902,300	1,922,948	—	(20,648)
S&P 500 E-Mini Index	208	Mar-22	49,488,400	48,606,988	881,412	—
Sugar	205	Feb-22	4,334,848	4,510,722	—	(175,874)
U.S. Long Bond	490	Mar-22	78,614,375	78,815,776	—	(201,401)
Wheat	160	Mar-22	6,166,000	6,542,184	—	(376,184)
WTI Crude	160	Jan-22	12,033,600	11,321,286	712,314	—
Zinc (a)	91	Mar-22	8,071,700	7,466,487	605,213	—
Total Purchase Contracts					6,421,741	(1,350,108)

Sale Contracts:
3 Mo Euro Euribor	(868)	Jun-23	$247,227,073	$247,522,106	$295,033	$—
90 Day Euro	(2,265)	Dec-22	560,332,688	561,282,178	949,490	—
Aluminum (a)	(23)	Mar-22	1,614,600	1,511,326	—	(103,274)
Australian 10 Yr Bond	(75)	Mar-22	7,593,817	7,602,512	8,695	—
Cocoa	(40)	Mar-22	920,953	912,718	—	(8,235)
Copper (a)	(14)	Mar-22	3,406,025	3,344,872	—	(61,153)
DAX Index	(19)	Mar-22	8,574,714	8,544,062	—	(30,652)
Euro-Bobl	(1,041)	Mar-22	157,912,951	158,492,708	579,757	—
Gold	(72)	Feb-22	13,165,920	12,814,689	—	(351,231)
Hang Seng Index	(186)	Jan-22	27,969,593	27,714,082	—	(255,511)
Long Gilt	(80)	Mar-22	13,524,635	13,487,109	—	(37,526)
Nikkei 225 Index	(80)	Mar-22	20,015,648	19,894,170	—	(121,478)
Russell 2000 Mini Index	(258)	Mar-22	28,932,120	28,143,892	—	(788,228)
Silver	(122)	Mar-22	14,244,720	14,236,641	—	(8,079)
Soybean	(5)	Mar-22	334,813	319,826	—	(14,987)
Soybean Meal	(45)	Mar-22	1,795,950	1,608,823	—	(187,127)
Soybean Oil	(13)	Mar-22	440,934	403,865	—	(37,069)

54 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Open Futures Contracts

	Number of Contracts		Current	Notional	Value
Description	Purchased (Sold)	Settlement Month-Year	Notional Amount	Amount At Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Sale Contracts: (continued)
Tokyo Price Index	(32)	Mar-22	$5,541,511	$5,528,543	$—	$(12,968)
U.S. 10 Yr Note	(16)	Mar-22	2,087,500	2,066,270	—	(21,230)
U.S. 2 Yr Note	(21)	Mar-22	4,581,609	4,582,126	517	—
U.S. 5 Yr Note	(676)	Mar-22	81,780,157	81,783,958	3,801	—
Zinc (a)	(11)	Mar-22	975,700	894,158	—	(81,542)
Total Sale Contracts					1,837,293	(2,120,290)
Total Futures Contracts					$8,259,034	$(3,470,398)
Net Unrealized Appreciation					$4,788,636

(a)

London Metal Exchange (‘’LME’’) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements. | 55

LoCorr Dynamic Equity Fund - Schedule of Investments

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS: 73.30%
Advertising: 0.47%
DKSH Holding AG (b)	423	$34,956
Hakuhodo DY Holdings, Inc. (b)	2,300	38,310
Publicis Groupe SA (b)	632	42,596
		115,862
Aerospace & Defense: 0.16%
Thales SA (b)	465	39,599

Agriculture: 1.86%
Bunge Ltd. - ADR (b)	488	45,560
Japan Tobacco, Inc. (b)	2,200	44,419
Turning Point Brands, Inc.	9,691	366,126
		456,105
Airlines: 3.17%
Allegiant Travel Co. (a)	4,153	776,777

Apparel: 0.88%
Hermes International (b)	26	45,467
LVMH Moet Hennessy Louis Vuitton SE (b)	12	9,932
Oxford Industries, Inc.	385	39,085
Puma SE (b)	363	44,427
Tapestry, Inc.	1,894	76,897
		215,808
Auto Manufacturers: 0.32%
Isuzu Motors Ltd. (b)	900	11,196
Tesla Motors, Inc. (a)	11	11,625
Toyota Motor Corp. (b)	3,100	56,742
		79,563

56 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS: (continued)
Auto Parts & Equipment: 0.33%
American Axle & Manufacturing Holdings, Inc. (a)	8,603	$80,266

Banks: 3.74%
Aozora Bank Ltd. (b)	1,600	35,024
Bank of Queensland Ltd. (b)	4,849	28,541
Comerica, Inc.	2,162	188,094
CYBG PLC (b)	13,058	31,425
Israel Discount Bank Ltd. (b)	1,505	10,137
National Bank of Canada (a)(b)	501	38,196
Regions Financial Corp.	1,599	34,858
Silvergate Capital Corp. (a)	269	39,866
State Street Corp.	470	43,710
Toronto-Dominion Bank (a)(b)	535	41,017
Wells Fargo & Co.	5,177	248,392
Zions Bancorporation	2,798	176,722
		915,982
Beverages: 0.25%
Celsius Holdings, Inc. (a)	147	10,962
Coca-Cola Co.	169	10,006
Coca-Cola HBC AG (b)	1,187	41,050
		62,018
Biotechnology: 0.21%
CSL Ltd. (b)	66	13,960
Innoviva, Inc. (a)	2,224	38,364
		52,324
Building Materials: 0.44%
AGC, Inc. (b)	600	28,636
Carrier Global Corp.	718	38,944
James Hardie Industries PLC (b)	1,016	40,877
		108,457
Chemicals: 1.87%
AdvanSix, Inc.	855	40,399
Air Water, Inc. (b)	2,500	38,598
Asahi Kasei Corp. (b)	4,000	37,590
CF Industries Holdings, Inc.	637	45,087
FMC Corp.	1,446	158,901
Intrepid Potash, Inc. (a)	867	37,047
Kuraray Co. Ltd. (b)	4,100	35,607
NOF Corp. (b)	700	35,356
Sumitomo Chemical Co. Ltd. (b)	6,500	30,627
		459,212
Commercial Services: 1.31%
AMERCO	55	39,943
AMN Healthcare Services, Inc. (a)	346	42,326
Brambles Ltd. (a)(b)	4,979	38,507
Bureau Veritas SA (b)	1,331	44,218
Cross Country Healthcare, Inc. (a)	1,508	41,862
Recruit Holdings Co. Ltd. (b)	600	36,366
Sohgo Security Services Co. Ltd. (b)	800	31,783
Terminix Global Holdings, Inc. (a)	1,000	45,230
		320,235
Computers: 1.65%
Apple, Inc.	78	13,851

The accompanying notes are an integral part of these financial statements. | 57

LoCorr Dynamic Equity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS: (continued)
Computershare Ltd. (b)	2,762	$40,190
Dell Technologies, Inc. (a)	650	36,511
HP, Inc.	1,313	49,461
NTT Data Corp. (b)	1,800	38,588
Seagate Technology Holdings PLC - ADR (b)	396	44,740
TietoEVRY Oyj (b)	928	29,033
Western Digital Corp. (a)	2,345	152,917
		405,291
Cosmetics & Personal Care: 0.56%
Colgate-Palmolive Co.	429	36,611
Coty, Inc. (a)	2,605	27,352
Inter Parfums, Inc.	494	52,809
Procter & Gamble Company	122	19,957
		136,729
Distribution/Wholesale: 0.98%
Inchcape PLC (b)	3,661	45,069
LKQ Corp.	665	39,920
Mitsubishi Corp. (b)	1,300	41,272
Sojitz Corp. (b)	2,380	35,753
Sumitomo Corp. (b)	2,500	36,958
Toyota Tsusho Corp. (b)	900	41,467
		240,439
Diversified Financial Services: 6.72%
Close Brothers Group PLC (b)	1,793	34,074
Credit Acceptance Corp. (a)	2,137	1,469,572
Evercore Partners, Inc.	242	32,876
Moelis & Co.	606	37,881
Raymond James Financial, Inc.	372	37,349
Virtus Investment Partners, Inc.	116	34,463
		1,646,215
Electric: 1.28%
AES Corp. VA	921	22,380
Canadian Utilities Ltd. (a)(b)	503	14,589
CLP Holdings Ltd. (b)	1,500	15,149
Electric Power Development Co. Ltd. (b)	2,800	37,169
Enel SpA (b)	1,310	10,509
Hera SpA (b)	8,984	37,446
Iberdrola SA (b)	938	11,117
NextEra Energy, Inc.	163	15,218
NRG Energy, Inc.	967	41,658
PPL Corp.	1,362	40,942
SSE PLC (b)	739	16,494
Vistra Energy Corp.	2,284	52,007
		314,678
Electrical Components & Equipment: 0.33%
Brother Industries Ltd. (b)	2,000	38,442
Encore Wire Corp.	288	41,213
		79,655
Electronics: 1.72%
Arrow Electronics, Inc. (a)	274	36,790
Flex Ltd. - ADR (a)(b)	6,280	115,113
Screen Holdings Co. Ltd. (b)	400	43,015
Spectris PLC (b)	691	34,213

58 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS: (continued)
Vontier Corp.	6,247	$191,970
		421,101
Engineering & Construction: 6.58%
Ackermans & Van Haaren NV (b)	168	32,267
COMSYS Holdings Corp. (b)	400	8,906
Downer EDI Ltd. (b)	6,087	26,394
Frontdoor, Inc. (a)	23,078	845,809
Kyowa Exeo Corp. (b)	1,600	33,716
MasTec, Inc. (a)	6,808	628,242
Singapore Technologies Engineering Ltd. (b)	13,700	38,225
		1,613,559
Entertainment: 0.16%
Golden Entertainment, Inc. (a)	765	38,655

Environmental Control: 0.15%
Heritage-Crystal Clean, Inc. (a)	1,180	37,784

Food: 1.52%
Ajinomoto Co., Inc. (b)	1,400	42,561
Axfood AB (b)	1,426	41,094
Chocoladefabriken Lindt & Spruengli AG (b)	3	41,583
Greggs PLC (b)	990	44,716
J Sainsbury PLC (b)	2,691	10,046
Kewpie Corp. (b)	1,700	36,651
Loblaw Cos. Ltd. (a)(b)	484	39,655
Marks & Spencer Group PLC (a)(b)	14,862	46,549
Nestle SA (b)	256	35,804
Nisshin Seifun Group, Inc. (b)	2,400	34,593
		373,252
Gas: 0.48%
Centrica PLC (a)(b)	46,315	44,823
Enagas SA (b)	1,695	39,367
Hong Kong & China Gas Co. Ltd. (b)	22,250	34,641
		118,831
Hand & Machine Tools: 0.15%
Amada Holdings Co. Ltd. (b)	3,600	35,646

Healthcare - Products: 1.45%
Apria, Inc. (a)	1,151	37,522
Avanos Medical, Inc. (a)	1,194	41,396
Demant AS (a)(b)	783	40,168
Henry Schein, Inc. (a)	488	37,835
Medibank Pvt Ltd. (b)	15,527	37,844
Nihon Kohden Corp. (b)	1,200	32,913
Orthofix Medical, Inc. (a)	98	3,047
QIAGEN NV (a)(b)	704	39,266
Straumann Holding AG (b)	18	38,264
Varex Imaging Corp. (a)	1,496	47,199
		355,454
Healthcare - Services: 0.20%
Sonic Healthcare Ltd. (b)	1,425	48,344

Holding Companies - Diversified: 0.37%
Black Spade Acquisition Co. - ADR (a)(b)	4,800	48,000

The accompanying notes are an integral part of these financial statements. | 59

LoCorr Dynamic Equity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS: (continued)
Mission Advancement Corp. (a)	4,376	$42,579
		90,579
Home Builders: 0.89%
Bellway PLC (b)	873	39,419
Haseko Corp. (b)	2,800	34,711
NVR, Inc. (a)	7	41,362
Open House Co. Ltd. (b)	500	26,167
Sekisui House Ltd. (b)	1,700	36,489
Vistry Group PLC (b)	2,495	39,985
		218,133
Home Furnishings: 0.37%
Howden Joinery Group PLC (b)	3,283	40,046
Rational AG (b)	38	38,954
Sony Corp. (b)	100	12,584
		91,584
Industirals: 0.16%
LIFCO AB (b)	1,337	40,053

Insurance: 0.28%
Allstate Corp.	244	28,706
Helvetia Holding AG (b)	332	39,132
		67,838
Internet: 3.76%
Alphabet, Inc. (a)	8	23,149
Alphabet, Inc. (a)	9	26,073
Amazon.com, Inc. (a)	7	23,340
Auto Trader Group PLC (b)	4,177	41,838
Cargurus, Inc. (a)	1,195	40,200
eBay, Inc.	578	38,437
Facebook, Inc. (a)	35	11,772
Mandiant, Inc. (a)	22,029	386,389
Netflix, Inc. (a)	15	9,037
Opendoor Technologies, Inc. (a)	8,366	122,227
Yelp, Inc. (a)	1,075	38,958
Zillow Group, Inc. Class C (a)	2,488	158,859
		920,279
Iron & Steel: 0.18%
ArcelorMittal SA (b)	1,399	44,828

Leisure Time: 0.14%
Yamaha Motor Co. Ltd. (b)	1,400	33,579

Lodging: 0.75%
Full House Resorts, Inc. (a)	8,685	105,175
Wynn Resorts Ltd. (a)	912	77,557
		182,732
Machinery - Construction & Mining: 0.36%
Hitachi Construction Machinery Co. Ltd. (b)	1,200	34,687
Komatsu Ltd. (b)	1,500	35,123
Manitowoc Co., Inc. (a)	1,013	18,832
		88,642
Machinery - Diversified: 0.58%
CNH Industrial NV (b)	1,197	23,263
Ebara Corp. (b)	800	44,441

60 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS: (continued)
IMI PLC (b)	1,659	$38,982
Sumitomo Heavy Industries Ltd. (b)	1,500	36,369
		143,055
Media: 4.89%
DISH Network Corp. (a)	11,907	386,263
News Corporation	8,687	193,807
Nexstar Broadcasting Group, Inc.	3,507	529,487
ViacomCBS, Inc.	2,643	79,766
Walt Disney Co. (a)	63	9,758
		1,199,081
Metal Fabricate/Hardware: 0.82%
MISUMI Group, Inc. (b)	900	36,929
Timken Co.	2,351	162,901
		199,830
Mining: 0.41%
BHP Group Ltd. (b)	352	10,628
Gatos Silver, Inc. (a)	4,183	43,420
South32 Ltd. (b)	15,503	45,229
		99,277
Miscellaneous Manufacturing: 0.77%
AMMO, Inc. (a)	12,886	70,229
General Electric Co.	367	34,671
Nikon Corp. (b)	3,500	37,729
Textron, Inc.	586	45,239
		187,868
Office & Business Equipment: 0.25%
FUJIFILM Holdings Corp. (b)	300	22,236
Seiko Epson Corp. (b)	2,100	37,808
		60,044
Oil & Gas: 1.00%
APA Corp.	5,292	142,302
Exxon Mobil Corp.	155	9,484
Marathon Petroleum Corp.	372	23,804
Oasis Petroleum, Inc.	322	40,569
Santos Ltd. (b)	2,000	9,182
TOTAL SA (b)	201	10,213
Woodside Petroleum Ltd. (b)	619	9,876
		245,430
Oil & Gas Services: 0.16%
NOW, Inc. (a)	4,519	38,592

Packaging & Containers: 0.36%
DS Smith PLC (b)	7,088	36,821
O-I Glass, Inc. (a)	4,198	50,502
		87,323
Pharmaceuticals: 3.79%
Amphastar Pharmaceuticals, Inc. (a)	1,562	36,379
Arvinas, Inc. (a)	572	46,984
Bausch Health Cos., Inc. - ADR (a)(b)	5,598	154,561
Cardinal Health, Inc.	757	38,978
Galenica AG (b)	585	44,010
Jazz Pharmaceuticals PLC - ADR (a)(b)	304	38,729
Novo Nordisk AS (b)	461	51,873
Otsuka Holdings Co. Ltd. (b)	1,000	36,243

The accompanying notes are an integral part of these financial statements. | 61

LoCorr Dynamic Equity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS: (continued)
Pacira Pharmaceuticals, Inc. (a)	651	$39,171
Roche Holding AG (b)	33	13,729
Rohto Pharmaceutical Co. Ltd. (b)	1,300	39,272
Viatris, Inc.	28,753	389,028
		928,957
Private Equity: 0.26%
Eurazeo (b)	387	33,838
Intermediate Capital Group PLC (b)	1,037	30,796
		64,634
Real Estate: 0.19%
Tokyo Tatemono Co. Ltd. (b)	2,500	36,512
Vonovia SE (b)	201	11,099
		47,611
Retail: 4.44%
AutoNation, Inc. (a)	327	38,210
AutoZone, Inc. (a)	21	44,024
B&M European Value Retail SA (b)	4,463	38,299
Bloomin’ Brands, Inc. (a)	7,481	156,951
Brinker International, Inc. (a)	4,182	153,019
Chow Tai Fook Jewellery Group Ltd. (b)	20,800	37,399
Costco Wholesale Corp.	19	10,786
Domino’s Pizza Enterprises Ltd. (b)	373	32,031
Domino’s Pizza, Inc.	88	49,661
Grafton Group PLC (b)	2,455	40,972
HUGO BOSS AG (b)	551	33,561
Lawson, Inc. (b)	800	37,903
Pets at Home Group PLC (b)	5,432	34,189
Reece Ltd. (b)	2,611	51,347
Signet Jewelers Ltd. - ADR (b)	455	39,599
Target Corp.	166	38,419
Texas Roadhouse, Inc.	1,762	157,311
Tilly’s, Inc.	2,668	42,982
Ulta Beauty, Inc. (a)	100	41,234
Walmart, Inc.	69	9,984
		1,087,881
Semiconductors: 0.39%
ASML Holding NV (b)	22	17,701
Cirrus Logic, Inc. (a)	851	78,309
		96,010
Software: 5.74%
Computer Programs and Systems, Inc. (a)	1,148	33,637
Dropbox, Inc. (a)	1,410	34,601
Dynatrace, Inc. (a)	523	31,563
Evolent Health, Inc. (a)	650	17,986
Media and Games Invest SE (a)(b)	95,568	467,857
Microsoft Corp.	34	11,435
MicroStrategy, Inc. (a)	141	76,773
Paycom Software, Inc. (a)	71	29,479
Sailpoint Technologies Holdings, Inc. (a)	3,268	157,975
Sciplay Corp. (a)	2,099	28,924
SS&C Technologies Holdings, Inc.	1,930	158,221
Take-Two Interactive Software, Inc. (a)	868	154,261
TIS, Inc. (b)	1,100	32,752
VMware, Inc.	141	16,339

62 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS: (continued)
Zynga, Inc. (a)	24,229	$155,066
		1,406,869
Telecommunications: 2.01%
A10 Networks, Inc.	755	12,518
CommScope Holding Co., Inc. (a)	7,218	79,687
Extreme Networks, Inc. (a)	1,707	26,800
Juniper Networks, Inc.	1,331	47,530
Motorola Solutions, Inc.	145	39,396
Nippon Telegraph & Telephone Corp. (b)	1,500	41,076
SoftBank Corp. (b)	3,400	42,991
SoftBank Group Corp. (b)	200	9,448
Tele2 AB (b)	2,735	39,075
Vonage Holdings Corp. (a)	7,396	153,763
		492,284
Transportation: 0.90%
Aurizon Holdings Ltd. (b)	14,915	37,871
ComfortDelGro Corp. Ltd. (b)	9,200	9,558
Expeditors International of Washington, Inc.	241	32,364
Kuehne + Nagel International AG (b)	120	38,771
Nippon Express Co. Ltd. (b)	600	36,043
Sankyu, Inc. (b)	800	33,174
SITC International Holdings Co. Ltd. (b)	9,000	32,548
		220,329
Water: 0.14%
Global Water Resources, Inc.	2,000	34,200
TOTAL COMMON STOCKS (Cost $16,481,222)		17,965,363

REAL ESTATE INVESTMENT TRUSTS: 4.21%
Camden Property Trust	53	9,470
Derwent London PLC (b)	846	39,105
Equity LifeStyle Properties, Inc.	122	10,694
Invitation Homes, Inc.	1,021	46,292
Japan Prime Realty Investment Corp. (b)	10	34,687
Kenedix Office Investment Corp. (b)	6	37,086
Kimco Realty Corp.	13,007	320,623
Mori Hills REIT Investment Corp. (b)	19	25,784
Park Hotels & Resorts, Inc. (a)	20,492	386,889
Realty Income Corp.	462	33,075
RPT Realty	3,267	43,712
Tritax Big Box REIT PLC (b)	12,741	42,941
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $985,630)		1,030,358

WARRANT: 0.00%*
Mission Advancement Corp., Exercise Price: $11.50, 03/05/2026 (Acquired 03/03/2021, Cost $973) (a)	1,624	828
TOTAL WARRANT (Cost $973)		828

The accompanying notes are an integral part of these financial statements. | 63

LoCorr Dynamic Equity Fund – Schedule of Investments (continued)

	Shares	Value
SHORT TERM INVESTMENT: 16.27%
MONEY MARKET FUND: 16.27%
STIT-Government & Agency Portfolio, Institutional Class, 0.03% (c)	3,987,544	$3,987,544
TOTAL MONEY MARKET FUND (Cost $3,987,544)		3,987,544
TOTAL SHORT TERM INVESTMENT (Cost $3,987,544)		3,987,544

TOTAL INVESTMENTS (Cost $21,455,369): 93.78%		22,984,093
Other Assets in Excess of Liabilities: 6.22% (d)		1,524,598
TOTAL NET ASSETS: 100.00%		$24,508,691

(a)	Non-dividend income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2021.
(d)	Includes assets pledged as collateral and deposits with broker for securities sold short and derivative instruments. At December 31, 2021 the value of these assets total $8,041,478.

*	Amount rounds to less than 0.005% of net assets.

ADR	American Depositary Reciept
PLC	Public Limited Company

64 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund – Schedule of Securities Sold Short

LoCorr Dynamic Equity Fund

Schedule of Securities Sold Short

December 31, 2021

	Shares	Value
COMMON STOCKS: (21.16)%
Aerospace & Defense: (0.29)%
Boeing Co. (a)	(175)	$(35,231)
Safran SA (b)	(284)	(34,810)
		(70,041)
Agriculture: (0.08)%
British American Tobacco PLC (b)	(518)	(19,166)

Airlines: (0.45)%
ANA Holdings, Inc. (a)(b)	(1,600)	(33,445)
Deutsche Lufthansa AG (a)(b)	(5,601)	(39,408)
Japan Airlines Co. Ltd. (a)(b)	(2,000)	(38,181)
		(111,034)
Apparel: (0.14)%
VF Corp.	(465)	(34,047)

Auto Manufacturers: (0.47)%
Fisker, Inc. (a)	(1,465)	(23,044)
Tesla Motors, Inc. (a)	(55)	(58,123)
Volvo AB (b)	(1,511)	(35,057)
		(116,224)
Auto Parts & Equipment: (0.34)%
Cooper-Standard Holdings, Inc. (a)	(440)	(9,860)
Koito Manufacturing Co. Ltd. (b)	(200)	(10,589)
Luminar Technologies, Inc. (a)	(2,182)	(36,898)
Stanley Electric Co. Ltd. (b)	(1,000)	(25,028)
		(82,375)
Banks: (0.63)%
Cembra Money Bank AG (b)	(530)	(38,651)
Goldman Sachs Group, Inc.	(304)	(116,294)
		(154,945)
Biotechnology: (0.14)%
Cassava Sciences, Inc. (a)	(785)	(34,305)

Chemicals: (0.42)%
International Flavors & Fragrances, Inc.	(198)	(29,829)
Nippon Paint Holdings Co. Ltd. (b)	(3,700)	(40,336)
Showa Denko KK (b)	(1,600)	(33,591)
		(103,756)
Commercial Services: (0.68)%
Adecco Group AG (b)	(742)	(37,947)
Grand Canyon Education, Inc. (a)	(458)	(39,255)
MarketAxess Holdings, Inc.	(92)	(37,837)
QinetiQ Group PLC (b)	(11,390)	(41,009)
WW International, Inc. (a)	(574)	(9,259)
		(165,307)
Computers: (0.63)%
Apple, Inc.	(439)	(77,953)
DXC Technology Co. (a)	(1,196)	(38,499)
Lumentum Holdings, Inc. (a)	(367)	(38,818)
		(155,270)

The accompanying notes are an integral part of these financial statements. | 65

LoCorr Dynamic Equity Fund – Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS: (continued)
Cosmetics & Personal Care: (0.65)%
Estee Lauder Cos., Inc.	(316)	$(116,983)
Fancl Corp. (b)	(1,000)	(29,818)
Kose Corp. (b)	(100)	(11,345)
		(158,146)
Diversified Financial Services: (0.75)%
Charles Schwab Corp.	(915)	(76,952)
Futu Holdings Ltd. - ADR (a)(b)	(300)	(12,990)
Janus Henderson Group PLC - ADR (b)	(598)	(25,080)
Nomura Holdings, Inc. (b)	(8,100)	(35,328)
Tokyo Century Corp. (b)	(700)	(33,956)
		(184,306)
Electric: (0.31)%
PG&E Corp. (a)	(3,539)	(42,963)
Tokyo Electric Power Co. Holdings, Inc. (a)(b)	(12,700)	(32,791)
		(75,754)
Electronics: (0.36)%
Akoustis Technologies, Inc. (a)	(1,367)	(9,132)
II-VI, Inc. (a)	(572)	(39,085)
Renishaw PLC (b)	(615)	(39,790)
		(88,007)
Energy - Alternate Sources: (0.58)%
Ballard Power Systems, Inc. (a)(b)	(2,567)	(32,246)
Siemens Gamesa Renewable Energy SA (a)(b)	(1,581)	(37,925)
Sunrun, Inc. (a)	(1,042)	(35,741)
Vestas Wind System (b)	(1,213)	(37,140)
		(143,052)
Engineering & Construction: (0.66)%
Aeroports de Paris (a)(b)	(256)	(33,022)
HomeServe PLC (b)	(3,298)	(39,038)
Japan Airport Terminal Co. Ltd. (a)(b)	(800)	(33,383)
Obayashi Corp. (b)	(1,800)	(13,927)
SWECO AB (b)	(2,298)	(43,284)
		(162,654)
Entertainment: (0.79)%
Caesars Entertainment, Inc. (a)	(110)	(10,288)
DraftKings, Inc. (a)	(1,141)	(31,343)
Live Nation Entertainment, Inc. (a)	(981)	(117,416)
Oriental Land Co. Ltd. Japan (b)	(200)	(33,722)
		(192,769)
Food: (0.32)%
Ocado Group PLC (a)(b)	(1,670)	(37,930)
SSP Group PLC (a)(b)	(12,478)	(40,552)
		(78,482)
Food Service: (0.16)%
Compass Group PLC (b)	(1,705)	(38,102)

Healthcare - Products: (0.39)%
Ambu (b)	(1,426)	(37,767)
Bruker Corp.	(695)	(58,317)
		(96,084)
Healthcare - Services: (0.18)%
Joint Corp. (a)	(109)	(7,160)
Oak Street Health, Inc. (a)	(1,139)	(37,746)
		(44,906)

66 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund – Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS: (continued)
Home Builders: (0.64)%
Countryside Properties PLC (a)(b)	(6,315)	$(38,464)
D R Horton, Inc.	(732)	(79,385)
Tri Pointe Homes, Inc. (a)	(1,405)	(39,185)
		(157,034)
Housewares: (0.17)%
Reckitt Benckiser Group PLC (b)	(469)	(40,260)

Insurance: (0.29)%
Hiscox Ltd. (b)	(3,198)	(37,261)
United Insurance Holdings Corp.	(7,802)	(33,861)
		(71,122)
Internet: (1.54)%
Alphabet, Inc. (a)	(26)	(75,323)
ASOS PLC (a)(b)	(1,214)	(39,289)
CarParts.com, Inc. (a)	(1,523)	(17,058)
Cogent Communications Holdings, Inc.	(247)	(18,075)
Delivery Hero SE (a)(b)	(268)	(29,902)
Expedia, Inc. (a)	(215)	(38,855)
Mercari, Inc. (a)(b)	(600)	(30,566)
Okta, Inc. (a)	(261)	(58,508)
Rakuten, Inc. (b)	(3,900)	(39,125)
Trainline PLC (a)(b)	(8,054)	(30,415)
		(377,116)
Lodging: (0.63)%
Galaxy Entertainment Group Ltd. (a)(b)	(6,000)	(31,087)
Hilton Worldwide Holdings, Inc. (a)	(281)	(43,833)
Marriott International, Inc. MD (a)	(251)	(41,475)
Wynn Resorts Ltd. (a)	(444)	(37,758)
		(154,153)
Machinery - Construction & Mining: (0.15)%
Siemens Energy AG (b)	(1,455)	(37,255)

Machinery - Diversified: (0.41)%
Daifuku Co. Ltd. (b)	(300)	(24,515)
Nordson Corporation	(293)	(74,794)
		(99,309)
Media: (0.82)%
Charter Communications, Inc. (a)	(90)	(58,677)
FactSet Research Systems, Inc.	(120)	(58,321)
New York Times Co.	(542)	(26,179)
Nexstar Broadcasting Group, Inc.	(258)	(38,953)
Sinclair Broadcast Group, Inc.	(748)	(19,770)
		(201,900)
Miscellaneous Manufacturing: (0.32)%
Alstom SA (b)	(1,041)	(37,001)
LiqTech International, Inc. (a)	(7,340)	(41,985)
		(78,986)
Pharmaceuticals: (0.15)%
Alfresa Holdings Corp. (b)	(600)	(7,996)
Viatris, Inc.	(2,169)	(29,347)
		(37,343)
Real Estate: (0.45)%
Jones Lang LaSalle, Inc. (a)	(290)	(78,109)

The accompanying notes are an integral part of these financial statements. | 67

LoCorr Dynamic Equity Fund – Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS: (continued)
Relo Group, Inc. (b)	(1,800)	$(32,532)
		(110,641)
Retail: (1.64)%
Cheesecake Factory, Inc. (a)	(1,527)	(59,782)
Darden Restaurants, Inc.	(518)	(78,032)
Domino’s Pizza, Inc.	(140)	(79,006)
PetMed Express, Inc.	(1,204)	(30,413)
RH (a)	(70)	(37,516)
Ulta Beauty, Inc. (a)	(285)	(117,517)
		(402,266)
Semiconductors: (1.11)%
Diodes, Inc. (a)	(355)	(38,983)
Microchip Technology, Inc.	(1,347)	(117,270)
ON Semiconductor Corp. (a)	(1,720)	(116,822)
		(273,075)
Software: (1.36)%
Alteryx, Inc. (a)	(353)	(21,357)
Electronic Arts, Inc.	(441)	(58,168)
Microsoft Corp.	(229)	(77,017)
Nexon Co. Ltd. (b)	(1,900)	(36,735)
Oracle Corp. Japan (b)	(400)	(30,392)
Radware Ltd. - ADR (a)(b)	(490)	(20,404)
Snowflake, Inc. (a)	(112)	(37,940)
Twilio, Inc. (a)	(144)	(37,921)
Zeta Global Holdings Corp. (a)	(1,694)	(14,263)
		(334,197)
Telecommunications: (0.69)%
Airgain, Inc. (a)	(1,061)	(11,278)
AT&T, Inc.	(2,381)	(58,573)
Frontier Communications Parent, Inc. (a)	(658)	(19,404)
Lumen Technologies, Inc.	(1,679)	(21,071)
Verizon Communications, Inc.	(1,128)	(58,611)
		(168,937)
Transportation: (1.37)%
Central Japan Railway Co. (b)	(200)	(26,680)
East Japan Railway Co. (b)	(600)	(36,893)
Keihan Holdings Co. Ltd. (b)	(1,500)	(34,504)
Keikyu Corp. (b)	(3,700)	(36,990)
Keio Corp. (b)	(700)	(30,853)
Keisei Electric Railway Co. Ltd. (b)	(1,200)	(32,444)
Kintetsu Group Holdings Co. Ltd. (a)(b)	(1,100)	(30,744)
Nagoya Railroad Co. Ltd. (b)	(2,400)	(36,512)
Odakyu Electric Railway Co. Ltd. (b)	(1,900)	(35,281)
West Japan Railway Co. (b)	(800)	(33,452)
		(334,353)
TOTAL COMMON STOCKS (Proceeds $5,296,054)		(5,186,679)

68 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund – Schedule of Securities Sold Short (continued)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS: (1.12)%
Federal Realty Investment Trust	(580)	$(79,066)
Hudson Pacific Properties, Inc.	(3,191)	(78,850)
Regency Centers Corp.	(1,066)	(80,323)
Seritage Growth Properties (a)	(2,678)	(35,537)
TOTAL REAL ESTATE INVESTMENT TRUSTS (Proceeds $270,542)		(273,776)
TOTAL SECURITIES SOLD SHORT (Proceeds $5,566,596): (22.28)%		$(5,460,455)

Percentages are stated as a percent of net assets.

(a)	Non-dividend expense producing security.
(b)	Foreign issued security.

ADR	American Depositary Reciept
PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements. | 69

LoCorr Spectrum Income Fund – Schedule of Investments

Schedule of Investments

December 31, 2021

	Shares	Value
BUSINESS DEVELOPMENT COMPANIES: 6.76%
Ares Capital Corp.	65,671	$1,391,568
BlackRock TCP Capital Corp.	49,078	663,044
Hercules Capital, Inc. (d)	75,966	1,260,276
New Mountain Finance Corp.	83,813	1,148,238
Newtek Business Services Corp.	23,839	658,672
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $4,660,853)		5,121,798

CLOSED-END INVESTMENT COMPANIES: 8.37%
Aberdeen Global Premier Properties Fund	103,354	706,941
Nuveen Credit Strategies Income Fund(d)	179,120	1,162,489
Oaktree Specialty Lending Corp.	90,809	677,435
Sixth Street Specialty Lending, Inc.	23,739	555,255
TriplePoint Venture Growth BDC Corp.	36,633	657,929
Virtus AllianzGI Convertible & Income Fund(d)	222,002	1,294,272
Virtus AllianzGI Convertible & Income Fund II(d)	252,588	1,288,199
TOTAL CLOSED-END INVESTMENT COMPANIES (Cost $5,677,928)		6,342,520

COMMON STOCKS: 33.12%
Building Materials: 1.08%
Boise Cascade Co.	11,521	820,295

Chemicals: 0.93%
CVR Partners LP	8,490	702,038

Commercial Services: 1.02%
Triton International Ltd. - ADR (a)	12,794	770,583

Computers: 2.82%
International Business Machines Corp.	9,495	1,269,102

70 | The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS: (continued)
Seagate Technology Holdings PLC - ADR (a)	7,696	$869,494
		2,138,596
Diversified Financial Services: 2.47%
Moelis & Co.	11,694	730,992
OneMain Holdings, Inc.	22,789	1,140,361
		1,871,353
Electric: 5.27%
Algonquin Power & Utilities Corp. - ADR (a)	84,962	1,227,701
Avangrid, Inc.	24,739	1,233,981
Clearway Energy, Inc.	42,476	1,530,410
		3,992,092
Energy - Alternate Sources: 4.13%
Atlantica Yield PLC - ADR (a)	50,377	1,801,482
NextEra Energy Partners LP (d)	15,743	1,328,709
		3,130,191
Entertainment: 1.01%
Red Rock Resorts, Inc.	13,873	763,154

Insurance: 0.85%
AMERISAFE, Inc.	11,989	645,368

Mining: 3.98%
Rio Tinto PLC - ADR (a)	16,666	1,115,622
Sibanye Stillwater Ltd. - ADR (a)	46,679	585,355
Southern Copper Corp.	21,290	1,313,806
		3,014,783
Pipelines: 4.14%
Antero Midstream Corp.	127,693	1,236,068
Hess Midstream LP	24,988	690,419
Williams Cos., Inc.	46,679	1,215,521
		3,142,008
Real Estate Invesmtment Trusts: 0.89%
American Finance Trust, Inc.	74,117	676,688

Retail: 1.55%
Buckle, Inc.	13,606	575,670
Haverty Furniture Cos., Inc.	19,741	603,482
		1,179,152
Transportation: 1.98%
Golden Ocean Group Ltd. - ADR (a)	74,737	695,054
Schneider National, Inc.	29,886	804,232
		1,499,286
Trucking & Leasing: 1.00%
Fortress Transportation & Infrastructure Investors LLC	26,338	761,695
TOTAL COMMON STOCKS (Cost $22,478,178)		25,107,282

MASTER LIMITED PARTNERSHIPS: 15.73%	Units
Energy - Alternate Sources: 1.85%
Enviva Partners LP	19,886	1,400,372

Gas: 2.17%
Global Partners LP	69,983	1,643,901

Oil & Gas: 1.31%
Sunoco LP	24,389	995,803

The accompanying notes are an integral part of these financial statements. | 71

LoCorr Spectrum Income Fund – Schedule of Investments (continued)

		Units	Values
MASTER LIMITED PARTNERSHIPS: (continued)
Oil & Gas Services: 2.73%
CrossAmerica Partners LP		42,481	$809,688
USA Compression Partners LP		72,368	1,262,821
			2,072,509
Pipelines: 5.53%
Crestwood Equity Partners LP		62,272	1,718,084
Delek Logistics Partners LP		14,643	625,695
Magellan Midstream Partners LP		26,138	1,213,849
Oasis Midstream Partners LP		26,538	634,524
			4,192,152
Private Equity: 2.14%
Icahn Enterprises LP		32,785	1,625,808
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $7,723,192)			11,930,545

PREFERRED STOCKS: 2.77%
Pipelines: 2.77%		Shares
Crestwood Equity Partners LP, 9.250%		113,962	1,121,386
NuStar Energy LP, 7.625%		43,362	975,645
TOTAL PREFERRED STOCKS (Cost $1,009,013)			2,097,031

PUBLICLY TRADED PARTNERSHIPS: 3.54%		Units
Brookfield Renewable Partners LP (a)(d)		50,727	1,815,519
KNOT Offshore Partners LP (a)		65,121	870,017
TOTAL PUBLICLY TRADED PARTNERSHIPS (Cost $2,698,131)			2,685,536

PURCHASED OPTION: 0.65%	Notional Amount	Number of Contracts (b)
Put Option: 0.65%
SPDR S&P Oil & Gas Exploration & Production ETF Expiration: January 2022, Exercise Price: $92.00	23,967,500	2,500	492,500
TOTAL PURCHASED OPTION (Cost $1,059,779)

REAL ESTATE INVESTMENT TRUSTS: 20.57%		Shares
AGNC Investment Corp. (d)		122,096	1,836,324
Annaly Capital Management, Inc.		191,879	1,500,494
Apollo Commercial Real Estate Finance, Inc.		123,535	1,625,721
Crown Castle International Corp.		3,298	688,424
Equity Commonwealth		14,978	387,930
Gaming and Leisure Properties, Inc.		13,244	644,453
Global Net Lease, Inc.		105,603	1,613,614
Hannon Armstrong Sustainable Infrastructure Capital, Inc.		21,540	1,144,205
Invesco Mortgage Capital, Inc.		320,893	892,083
Iron Mountain, Inc.		13,943	729,637
Sabra Health Care, Inc.		30,586	414,134
Simon Property Group, Inc.		4,520	722,160
SL Green Realty Corp.		9,593	687,818
Starwood Property Trust, Inc.		53,076	1,289,747
W.P. CAREY, Inc.		17,292	1,418,809
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $15,340,777)			15,595,553

72 | The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Schedule of Investments (continued)

	Shares	Value
SHORT TERM INVESTMENT: 8.19%
MONEY MARKET FUND: 8.19%
STIT-Government & Agency Portfolio, Institutional Class, 0.03% (c)	6,210,065	$6,210,065
TOTAL MONEY MARKET FUND (Cost $6,210,065)		6,210,065
TOTAL SHORT TERM INVESTMENT (Cost $6,210,065)		6,210,065

TOTAL INVESTMENTS (Cost $66,857,916): 99.70%		75,582,830
Other Assets in Excess of Liabilities: 0.30% (e)		224,268
TOTAL NET ASSETS: 100.00%		$75,807,098

(a)	Foreign issued security.
(b)	Each contract is equivalent to 100 shares of common stock.
(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2021
(d)	All of a portion of this security is held as collateral for options written. At December 31, 2021, the value of this collateral is $6,736,067.
(e)	Includes deposits at broker for derivative instruments. At December 31, 2021, the value of these assets total $673,121.

ADR	American Depositary Receipts
PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements. | 73

LoCorr Spectrum Income Fund – Schedule of Written Options

LoCorr Spectrum Income Fund
Schedule of Written Options

December 31, 2021

	Notional Amount	Number of Contracts (b)	Value
WRITTEN OPTIONS: (0.91)%
Call Options: (0.50)%
Apollo Commercial Real Estate Finance, Inc. Expiration: February 2022, Exercise Price: $15.00	$61,852	(47)	$(470)
Boise Cascade Co. Expiration: February 2022, Exercise Price: $75.00	818,800	(115)	(25,300)
Buckle Inc. Expiration: February 2022, Exercise Price: $46.85	575,416	(136)	(14,280)
Clearway Energy, Inc. Expiration: February 2022, Exercise Price: $40.00	446,772	(124)	(3,100)
Crestwood Equity Partners LP Expiration: February 2022, Exercise Price: $30.00	1,716,098	(622)	(15,550)
Crown Castle International Corp. Expiration: February 2022, Exercise Price: $220.00	667,968	(32)	(8,160)
CVR Partners LP Expiration: February 2022, Exercise Price: $90.00	694,596	(84)	(37,632)
Delek Logistics Partners LP Expiration: February 2022, Exercise Price: $45.00	623,858	(146)	(13,870)
Enviva Partners LP Expiration: February 2022, Exercise Price: $75.00	1,394,316	(198)	(21,186)
Fortress Transportation and Infrastructure Investors LLC Expiration: February 2022, Exercise Price: $32.00	760,596	(263)	(18,410)
Global Partners LP Expiration: February 2022, Exercise Price: $25.00	232,551	(99)	(1,980)
Golden Ocean Group Ltd. Expiration: February 2022, Exercise Price: $10.00	694,710	(747)	(33,615)
Haverty Furniture Cos, Inc. Expiration: February 2022, Exercise Price: $33.00	357,669	(117)	(8,775)
International Business Machines Corp. Expiration: February 2022, Exercise Price: $145.00	1,256,404	(94)	(9,870)
Invesco Mortgage Capital, Inc. Expiration: February 2022, Exercise Price: $3.00	278,000	(1,000)	(9,000)
NextEra Energy Partners LP Expiration: February 2022, Exercise Price: $90.00	1,325,080	(157)	(18,840)
Oasis Midstream Partners LP Expiration: February 2022, Exercise Price: $25.00	633,615	(265)	(10,600)
OneMain Holdings, Inc. Expiration: February 2022, Exercise Price: $55.00	1,135,908	(227)	(15,890)
Red Rock Resorts, Inc. Expiration: February 2022, Exercise Price: $60.00	759,138	(138)	(21,942)
Rio Tinto PLC Expiration: February 2022, Exercise Price: $72.50	1,111,204	(166)	(14,276)
Seagate Technology Holdings PLC Expiration: February 2022, Exercise Price: $125.00	858,648	(76)	(17,556)
Sibanye Stillwater Ltd. Expiration: February 2022, Exercise Price: $15.00	584,364	(466)	(9,320)
Simon Property Group, Inc. Expiration: February 2022, Exercise Price: $175.00	718,965	(45)	(9,000)
Triton International Ltd. Expiration: February 2022, Exercise Price: $65.00	764,921	(127)	(11,557)
USA Compression Partners LP Expiration: February 2022, Exercise Price: $17.50	1,261,635	(723)	(28,920)
			(379,099)
Put Option: (0.41)%
SPDR S&P Oil & Gas Exploration & Production ETF Expiration: January 2022, Exercise Price: $89.00	23,967,500	(2,500)	(310,000)
TOTAL WRITTEN OPTIONS (Premiums received $1,125,259) (0.91)%			$(689,099)

Percentages are stated as a percent of net assets.

(a)	Each contract is equivalent to 100 shares of common stock.

74 | The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund Consolidated Statements of Assets & Liabilities

Consolidated Statements of Assets & Liabilities

December 31, 2021

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Market Trend Fund
Assets
Investments, at value (Cost $1,310,232,384, $732,007,522 and $228,179,040, respectively)	$1,310,127,005	$770,863,165	$227,880,367
Cash held as collateral for forward currency contracts (Note 2)	30,620,000	—	16,970,000
Deposits with broker for derivative instruments (Note 2)	105,398,996	72,006,860	25,177,436
Unrealized appreciation on swap contracts (Note 1)	—	37,256,061	—
Unrealized appreciation on forward currency contracts (Note 2)	15,977,777	—	2,499,767
Receivable for Fund shares sold	7,798,990	4,728,244	836,192
Interest receivable	3,371,428	1,420,830	480,718
Receivable for unsettled open futures contracts	3,979,060	—	1,386,049
Advance receipt on swap contracts	—	14,113,147	—
Prepaid expenses and other assets	50,973	228,631	29,444
Total Assets	1,477,324,229	900,616,938	275,259,973

Liabilities
Foreign currency, due to broker (Cost $11,343,215, $0 and $380,296, respectively)	11,572,873	—	380,279
Payable for Fund shares redeemed	7,117,014	660,737	292,509
Unrealized depreciation on forward currency contracts (Note 2)	21,520,109	—	4,975,174
Payable for unsettled open futures contracts	2,013,876	—	245,969
Payable for variation margin on futures contracts	6,156,465	—	2,300,229
Accrued management fees (Note 5)	2,063,287	1,093,147	341,955
Accrued Trustees’ fees	24,474	14,461	4,480
Accrued Rule 12b-1 fees	185,889	143,813	130,989
Accrued expenses and other liabilities	645,177	345,903	147,345
Total Liabilities	51,299,164	2,258,061	8,818,929

Net Assets	$1,426,025,065	$898,358,877	$266,441,044

Net Assets Consist of:
Paid-in capital	$1,459,335,806	$822,300,327	$268,748,078
Total distributable earnings/(accumulated loss)	(33,310,741)	76,058,550	(2,307,034)
NET ASSETS	$1,426,025,065	$898,358,877	$266,441,044

Class A Shares
Net assets	$84,980,562	$35,149,154	$15,108,682
Shares issued and outstanding (unlimited shares authorized, no par value)	10,452,228	3,320,952	1,324,409
Net asset value, redemption, and minimum offering price per share (a)	$8.13	$10.58	$11.41
Maximum offering price per share ($8.13/0.9425) ($10.58/0.9425) ($11.41/0.9425)(b)	$8.63	$11.23	$12.10

Class C Shares
Net assets	$34,789,241	$11,057,908	$10,825,490
Shares issued and outstanding (unlimited shares authorized, no par value)	4,505,888	1,096,501	982,334
Net asset value, redemption, and offering price per share (a)	$7.72	$10.08	$11.02

Class I Shares
Net assets	$1,306,255,262	$852,151,815	$240,506,872
Shares issued and outstanding (unlimited shares authorized, no par value)	157,890,774	79,482,566	21,004,057
Net asset value, redemption, and offering price per share	$8.27	$10.72	$11.45

(a)

A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements. | 75

LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund - Statements of Assets & Liabilities

Statements of Assets & Liabilities

December 31, 2021

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund
Assets
Investments, at value (Cost $21,455,369 and $66,857,916, respectively)	$22,984,093	$75,582,830
Cash	—	4,639
Cash held as collateral for securities sold short (Note 2)	816,516	—
Cash pledged as collateral for options contracts (Note 2)	—	6,655
Foreign currency, at value (Cost $368,895 and $0, respectively)^	368,949	—
Deposits with broker for securities sold short (Note 2)	5,928,140	—
Receivable for Fund shares sold	30,571	331,882
Receivable for securities sold	486,283	18,808
Dividends, interest and other receivables	18,606	256,701
Deposits with broker for derivative instruments (Note 2)	931,333	—
Deposits with broker for options	—	673,121
Prepaid expenses and other assets	17,745	39,952
Total Assets	31,582,236	76,914,588

Liabilities
Securities sold short, at value (Proceeds $5,566,596 and $0, respectively)	$5,460,455	$—
Options written, at value (Premiums received $0 and $1,125,259, respectively)	—	689,099
Payable for securities purchased	1,344,859	—
Payable for Fund shares redeemed	55,968	89,360
Payable for distributions	107,057	102,725
Dividends payable	5,675	2,174
Accrued management fees (Note 5)	15,572	84,146
Accrued Trustees’ fees	397	1,088
Accrued Rule 12b-1 fees	11,393	69,504
Accrued expenses and other liabilities	72,169	69,394
Total Liabilities	7,073,545	1,107,490

Net Assets	$24,508,691	$75,807,098

Net Assets Consist of:
Paid-in capital	$23,530,682	$98,065,314
Total distributable earnings/(accumulated loss)	978,009	(22,258,216)
NET ASSETS	$24,508,691	$75,807,098

Class A Shares
Net assets	$4,009,520	$13,837,930
Shares issued and outstanding (unlimited shares authorized, no par value)	321,903	1,983,746
Net asset value, redemption, and minimum offering price per share (a)	$12.46	$6.98	(b)
Maximum offering price per share ($12.46/0.9425), ($6.98/0.9425), respectively(c)	$13.22	$7.40

Class C Shares
Net assets	$2,785,677	$17,776,936
Shares issued and outstanding (unlimited shares authorized, no par value)	240,648	2,520,766
Net asset value, redemption, and offering price per share (a)	$11.58	$7.05	(b)

Class I Shares
Net assets	$17,713,494	$44,192,232
Shares issued and outstanding (unlimited shares authorized, no par value)	1,387,208	6,357,108
Net asset value, redemption, and offering price per share	$12.77	$6.95	(b)

^	Includes $365,489 of foreign currency as collateral for securities sold short.

(a)

A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(c)	On investments of $25,000 or more, the offering price is reduced.

76 | The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Consolidated Statements of Operations

Consolidated Statements of Operations

Year Ended December 31, 2021

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Market Trend Fund
Investment Income
Interest income	$14,640,634	$5,323,895	$2,455,290
Total Investment Income	14,640,634	5,323,895	2,455,290

Expenses
Management fees (Note 5)	22,897,967	10,161,464	4,033,497
Transfer agent fees and expenses	1,988,387	1,036,227	252,094
Fund accounting fees	471,302	281,270	150,296
Fund administration fees	447,615	248,942	136,847
Rule 12b-1 fee - Class A (Note 5)	214,765	73,536	40,545
Rule 12b-1 fee - Class C (Note 5)	397,947	89,002	122,979
Registration expenses	159,942	134,668	64,466
Printing and mailing expenses	155,614	69,269	22,802
Trustees’ fees	103,758	51,161	20,241
Legal and audit fees	79,614	59,934	48,875
Custodian fees	79,594	33,788	17,758
Service fees paid for options	—	527,304	—
Other expenses	28,512	9,634	5,090
Total Expenses	27,025,017	12,776,199	4,915,490
Net Investment Income (Loss)	(12,384,383)	(7,452,304)	(2,460,200)

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts, Forward Currency Contracts, Futures Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	2,595,181	24,366,282	972,156
Forward currency contracts	(20,552,427)	—	4,196,930
Futures contracts	66,975,663	—	19,021,034
Foreign currency transactions	7,205,917	—	76,073
Net change in unrealized appreciation/depreciation on:
Investments	(23,673,972)	26,881,957	(4,628,001)
Swap contracts	—	50,355,280	—
Forward currency contracts	(10,609,131)	—	(5,765,152)
Futures contracts	(19,605,102)	—	(9,825,335)
Foreign currency translation	(482,502)	—	18
Net realized and unrealized gain (loss)	1,853,627	101,603,519	4,047,723
Net Increase (Decrease) in Net Assets Resulting From Operations	$(10,530,756)	$94,151,215	$1,587,523

The accompanying notes are an integral part of these consolidated financial statements. | 77

LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Statements of Operations

Statements of Operations

Year Ended December 31, 2021

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund
Investment Income
Dividend and interest income (a)	$188,848	$2,026,624
Total Investment Income	188,848	2,026,624

Expenses
Management fees (Note 5)	324,317	805,295
Fund administration fees	70,421	60,889
Fund accounting fees	56,521	42,097
Trustees’ fees	1,608	4,481
Transfer agent fees and expenses	70,060	104,674
Custodian fees	91,714	9,984
Registration expenses	48,281	40,636
Rule 12b-1 fee - Class A (Note 5)	9,844	36,082
Rule 12b-1 fee - Class C (Note 5)	24,730	158,843
Legal and audit fees	26,633	31,523
Printing and mailing expenses	1,255	18,439
Other expenses	4,423	3,174
Total expenses before dividend and interest expense	729,807	1,316,117
Dividend expense on securities sold short (Note 2)	65,371	—
Interest expense	27,434	1,001
Interest expense on credit line (Note 8)	167	—
Total expenses before fee waiver from Advisor	822,779	1,317,118
Fee waiver from Adviser (Note 5)	(263,217)	(6,179)
Net Expenses	559,562	1,310,939
Net Investment Income (Loss)	(370,714)	715,685

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Futures Contracts, Foreign Currency and Written Options:
Net realized gain (loss) on:
Investments	4,034,517	6,164,530
Securities sold short	(1,136,780)	—
Futures contracts	689,103	—
Foreign currency transactions	(15,090)	—
Written options	—	171,286
Net change in unrealized appreciation/depreciation on:
Investments	(1,127,391)	2,944,342
Securities sold short	521,688	—
Futures contracts	(39,152)	—
Foreign currency translation	(6,002)	—
Written options	—	436,160
Net realized and unrealized gain (loss)	2,920,893	9,716,318
Net Increase (Decrease) in Net Assets Resulting From Operations	$2,550,179	$10,432,003

(a)	Net foreign tax withheld of $11,720 and $12,324, respectively.

78 | The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund – Consolidated Statements of Changes in Net Assets

LoCorr Macro Strategies Fund

Consolidated Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income (loss)	$(12,384,383)	$(3,108,934)
Net realized gain (loss) on investments, forward currency contracts, futures contracts and foreign currency transactions	56,224,334	6,907,586
Net change in unrealized appreciation/depreciation of investments, forward currency contracts, futures contracts and foreign currency translation	(54,370,707)	54,310,602
Increase (Decrease) in Net Assets Resulting From Operations	(10,530,756)	58,109,254

Distributions From Earnings
Class A	(4,127,819)	(3,044,869)
Class C	(1,383,724)	(2,143,479)
Class I	(64,619,838)	(58,170,598)
Total Distributions From Earnings	(70,131,381)	(63,358,946)

Capital Transactions (Note 6)
Proceeds from shares sold	696,943,275	686,900,731
Proceeds from shares issued in connection with reorganization (a)	—	57,875,149
Reinvestment of distributions	60,719,026	56,490,383
Cost of shares redeemed	(435,141,347)	(438,436,073)
Increase (Decrease) in Net Assets From Capital Transactions	322,520,954	362,830,190

Total Increase (Decrease) in Net Assets	241,858,817	357,580,498

Net Assets
Beginning of year	1,184,166,248	826,585,750
End of year	$1,426,025,065	$1,184,166,248

(a)	Shares of the Steben Managed Futures Strategy Fund converted into shares of the LoCorr Macro Strategies Fund on January 24, 2020. See Note 1.

The accompanying notes are an integral part of these consolidated financial statements. | 79

LoCorr Long/Short Commodities Strategy Fund – Consolidated Statements of Changes in Net Assets

LoCorr Long/Short Commodities Strategy Fund

Consolidated Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income (loss)	$(7,452,304)	$(1,734,973)
Net realized gain (loss) on investments and swap contracts	24,366,282	2,871,953
Net change in unrealized appreciation/depreciation of investments and swap contracts	77,237,237	21,760,669
Increase (Decrease) in Net Assets Resulting From Operations	94,151,215	22,897,649

Distributions From Earnings
Class A	(2,253,811)	(687,537)
Class C	(680,758)	(165,370)
Class I	(57,133,795)	(12,840,661)
Total Distributions From Earnings	(60,068,364)	(13,693,568)

Capital Transactions (Note 6)
Proceeds from shares sold	516,986,498	425,232,265
Reinvestment of distributions	47,195,180	10,893,359
Cost of shares redeemed	(177,740,338)	(223,539,698)
Increase (Decrease) in Net Assets From Capital Transactions	386,441,340	212,585,926

Total Increase (Decrease) in Net Assets	420,524,191	221,790,007

Net Assets
Beginning of year	477,834,686	256,044,679
End of year	$898,358,877	$477,834,686

80 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Statements of Changes in Net Assets

LoCorr Market Trend Fund

Consolidated Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income (loss)	$(2,460,200)	$(884,021)
Net realized gain (loss) on investments, forward currency contracts, futures contracts and foreign currency transactions	24,266,193	(13,247,099)
Net change in unrealized appreciation/depreciation of investments, forward currency contracts, futures contracts and foreign currency translation	(20,218,470)	23,640,454
Increase (Decrease) in Net Assets Resulting From Operations	1,587,523	9,509,334

Distributions From Earnings
Class A	(502,242)	—
Class C	(279,635)	—
Class I	(8,675,899)	(570,347)
Total Distributions to Shareholders	(9,457,776)	(570,347)

Capital Transactions (Note 6)
Proceeds from shares sold	90,011,450	100,733,510
Reinvestment of distributions	9,157,589	551,952
Cost of shares redeemed	(80,974,775)	(127,312,911)
Increase (Decrease) in Net Assets From Capital Transactions	18,194,264	(26,027,449)

Total Increase (Decrease) in Net Assets	10,324,011	(17,088,462)

Net Assets
Beginning of year	256,117,033	273,205,495
End of year	$266,441,044	$256,117,033

The accompanying notes are an integral part of these consolidated financial statements. | 81

LoCorr Dynamic Equity Fund – Statements of Changes in Net Assets

LoCorr Dynamic Equity Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income (loss)	$(370,714)	$(384,911)
Net realized gain (loss) on investments, securities sold short, futures contracts and foreign currency transactions	3,571,750	(19,925)
Net change in unrealized appreciation/depreciation of investments, securities sold short, futures contracts and foreign currency translation	(650,857)	(702,798)
Increase (Decrease) in Net Assets Resulting From Operations	2,550,179	(1,107,634)

Distributions From Earnings
Class A	(240,081)	—
Class C	(177,259)	—
Class I	(1,025,665)	—
Total Distributions From Earnings	(1,443,005)	—

Capital Transactions (Note 6)
Proceeds from shares sold	10,887,135	6,264,879
Reinvestment of distributions	1,335,949	—
Cost of shares redeemed	(6,894,102)	(14,782,464)
Increase (Decrease) in Net Assets From Capital Transactions	5,328,982	(8,517,585)

Total Increase (Decrease) in Net Assets	6,436,156	(9,625,219)

Net Assets
Beginning of year	18,072,535	27,697,754
End of year	$24,508,691	$18,072,535

82 | The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Statements of Changes in Net Assets

LoCorr Spectrum Income Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income (loss)	$715,685	$1,033,961
Net realized gain (loss) on investments and written options	6,335,816	(8,616,208)
Net change in unrealized appreciation/depreciation of investments and written options	3,380,502	571,050
Increase (Decrease) in Net Assets Resulting From Operations	10,432,003	(7,011,197)

Distributions From:
Earnings:
Class A	(581,259)	(524,026)
Class C	(573,863)	(394,734)
Class I	(1,362,103)	(757,177)
Return of capital:
Class A	(373,680)	(801,917)
Class C	(368,925)	(604,063)
Class I	(875,669)	(1,158,708)
Total Distributions From Earnings	(4,135,499)	(4,240,625)

Capital Transactions (Note 6)
Proceeds from shares sold	32,470,780	10,635,063
Reinvestment of distributions	3,075,791	3,001,128
Cost of shares redeemed	(14,181,847)	(28,130,066)
Redemption fees	515	4,942
Increase (Decrease) in Net Assets From Capital Transactions	21,365,239	(14,488,933)

Total Increase (Decrease) in Net Assets	27,661,743	(25,740,755)

Net Assets
Beginning of year	48,145,355	73,886,110
End of year	$75,807,098	$48,145,355

The accompanying notes are an integral part of these financial statements. | 83

LoCorr Macro Strategies Fund – Consolidated Financial Highlights – Class A

LoCorr Macro Strategies Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of year	$8.53	$8.56	$7.95	$8.64	$8.91

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.10)	(0.04)	0.02	0.00 (b)	(0.06)
Net realized and unrealized gain (loss)	0.09	0.49	0.98	(0.46)	0.31
Total from Investment Operations	(0.01)	0.45	1.00	(0.46)	0.25

Distributions From Earnings:
Net investment income	(0.39)	(0.39)	(0.16)	(0.10)	—
Net realized gains	—	(0.09)	(0.23)	(0.13)	(0.52)
Total Distributions	(0.39)	(0.48)	(0.39)	(0.23)	(0.52)

Redemption Fees	—	—	—	—	0.00 (b)

Net Asset Value, End of Year	$8.13	$8.53	$8.56	$7.95	$8.64

Total Investment Return(c)	(0.15)%	5.41%	12.52%	(5.36)%	2.77%

Net Assets, End of Year, in Thousands	$84,981	$77,035	$53,320	$55,075	$93,182

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.15%	2.17%	2.16%	2.25%	2.33%
After expense waiver or recovery	2.15%	2.18%	2.24%	2.24%	2.28%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(1.10)%	(0.49)%	0.32%	0.03%	(0.76)%
After expense waiver or recovery	(1.10)%	(0.50)%	0.24%	0.04%	(0.71)%

Portfolio turnover rate(d)	75%	56%	84%	105%	97%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

84 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Financial Highlights – Class C

LoCorr Macro Strategies Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of year	$8.11	$8.15	$7.62	$8.27	$8.62

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.15)	(0.10)	(0.04)	(0.06)	(0.13)
Net realized and unrealized gain (loss)	0.08	0.47	0.92	(0.43)	0.30
Total from Investment Operations	(0.07)	0.37	0.88	(0.49)	0.17

Distributions From Earnings:
Net investment income	(0.32)	(0.32)	(0.12)	(0.03)	—
Net realized gains	—	(0.09)	(0.23)	(0.13)	(0.52)
Total Distributions	(0.32)	(0.41)	(0.35)	(0.16)	(0.52)

Redemption Fees	—	—	—	—	0.00 (b)

Net Asset Value, End of Year	$7.72	$8.11	$8.15	$7.62	$8.27

Total Investment Return(c)	(0.91)%	4.69%	11.57%	(5.98)%	1.93%

Net Assets, End of Year, in Thousands	$34,789	$43,684	$47,205	$53,148	$90,653

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.90%	2.92%	2.91%	3.00%	3.08%
After expense waiver or recovery	2.90%	2.93%	2.99%	2.99%	3.03%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(1.85)%	(1.24)%	(0.43)%	(0.72)%	(1.51)%
After expense waiver or recovery	(1.85)%	(1.25)%	(0.51)%	(0.71)%	(1.46)%

Portfolio turnover rate(d)	75%	56%	84%	105%	97%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements. | 85

LoCorr Macro Strategies Fund – Consolidated Financial Highlights – Class I

LoCorr Macro Strategies Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of year	$8.67	$8.69	$8.07	$8.77	$9.01

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.08)	(0.02)	0.04	0.02	(0.04)
Net realized and unrealized gain (loss)	0.09	0.50	0.99	(0.47)	0.32
Total from Investment Operations	0.01	0.48	1.03	(0.45)	0.28

Distributions From Earnings:
Net investment income	(0.41)	(0.41)	(0.18)	(0.12)	—
Net realized gains	—	(0.09)	(0.23)	(0.13)	(0.52)
Total Distributions	(0.41)	(0.50)	(0.41)	(0.25)	(0.52)

Redemption Fees	—	—	—	—	0.00 (b)

Net Asset Value, End of Year	$8.27	$8.67	$8.69	$8.07	$8.77

Total Investment Return	0.08%	5.70%	12.72%	(5.08)%	3.07%

Net Assets, End of Year, in Thousands	$1,306,255	$1,063,447	$726,061	$445,858	$605,983

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.90%	1.92%	1.91%	2.00%	2.08%
After expense waiver or recovery	1.90%	1.93%	1.99%	1.99%	2.03%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.85)%	(0.24)%	0.57%	0.28%	(0.51)%
After expense waiver or recovery	(0.85)%	(0.25)%	0.49%	0.29%	(0.46)%

Portfolio turnover rate(c)	75%	56%	84%	105%	97%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

86 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Financial Highlights – Class A

LoCorr Long/Short Commodities Strategy Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2021		2020		2019	2018	2017
Per Share
Net asset value, beginning of year	$9.89		$9.26		$9.90	$9.71	$9.17

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.14)		(0.07)		0.05	0.02	(0.04)
Net realized and unrealized gain (loss)	1.57		0.96		(0.67)	1.39	0.58
Total from Investment Operations	1.43		0.89		(0.62)	1.41	0.54

Distributions From Earnings:
Net investment income	(0.74)		(0.26)		(0.02)	(1.22)	0.00 (b)
Net realized gains	—		(0.00	)(b)	—	—	—
Total Distributions	(0.74)		(0.26)		(0.02)	(1.22)	0.00

Redemption Fees	—		—		—	—	0.00 (b)

Net Asset Value, End of Year	$10.58		$9.89		$9.26	$9.90	$9.71

Total Investment Return(c)	14.55%		9.66%		(6.24)%	15.05%	5.91%

Net Assets, End of Year, in Thousands	$35,149		$26,546		$45,513	$68,719	$25,575

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.08	%(e)	2.08	%(e)	2.11%	2.16%	2.28%
After expense waiver or recovery	2.08	%(e)	2.08	%(e)	2.14%	2.20%	2.20%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(1.31	)%(e)	(0.65	)%(e)	0.57%	0.22%	(0.52)%
After expense waiver or recovery	(1.31	)%(e)	(0.65	)%(e)	0.54%	0.18%	(0.44)%

Portfolio turnover rate(f)	66%		60%		103%	92%	74%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes 0.02% and 0.08% of service fees paid for options for the years ended December 31, 2020 and December 31, 2021, respectively.
(f)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements. | 87

LoCorr Long/Short Commodities Strategy Fund – Consolidated Financial Highlights – Class C

LoCorr Long/Short Commodities Strategy Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2021		2020		2019		2018	2017
Per Share
Net asset value, beginning of year	$9.47		$8.89		$9.55		$9.41	$8.95

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.21)		(0.13)		(0.02)		(0.06)	(0.11)
Net realized and unrealized gain (loss)	1.50		0.91		(0.64)		1.35	0.57
Total from Investment Operations	1.29		0.78		(0.66)		1.29	0.46

Distributions From Earnings:
Net investment income	(0.68)		(0.20)		(0.00	)(b)	(1.15)	0.00 (b)
Net realized gains	—		(0.00	)(b)	—		—	—
Total Distributions	(0.68)		(0.20)		(0.00)		(1.15)	0.00

Redemption Fees	—		—		—		—	0.00 (b)

Net Asset Value, End of Year	$10.08		$9.47		$8.89		$9.55	$9.41

Total Investment Return(c)	13.66%		8.83%		(6.90)%		14.20%	5.17%

Net Assets, End of Year, in Thousands	$11,058		$7,938		$6,645		$6,503	$4,737

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.83	%(e)	2.83	%(e)	2.86%		2.91%	3.03%
After expense waiver or recovery	2.83	%(e)	2.83	%(e)	2.89%		2.95%	2.95%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(2.06	)%(e)	(1.40	)%(e)	(0.18)%		(0.53)%	(1.27)%
After expense waiver or recovery	(2.06	)%(e)	(1.40	)%(e)	(0.21)%		(0.57)%	(1.19)%

Portfolio turnover rate(f)	66%		60%		103%		92%	74%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes 0.02% and 0.08% of service fees paid for options for the years ended December 31, 2020 and December 31, 2021, respectively.
(f)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

88 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Financial Highlights – Class I

LoCorr Long/Short Commodities Strategy Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2021		2020		2019	2018	2017
Per Share
Net asset value, beginning of year	$10.00		$9.38		$10.03	$9.81	$9.24

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.11)		(0.04)		0.08	0.05	(0.02)
Net realized and unrealized gain (loss)	1.59		0.95		(0.68)	1.41	0.59
Total from Investment Operations	1.48		0.91		(0.60)	1.46	0.57

Distributions From Earnings:
Net investment income	(0.76)		(0.29)		(0.05)	(1.24)	(0.00	)(b)
Net realized gains	—		(0.00	)(b)	—	—	—
Total Distributions	(0.76)		(0.29)		(0.05)	(1.24)	(0.00)

Redemption Fees	—		—		—	—	0.00	(b)

Net Asset Value, End of Year	$10.72		$10.00		$9.38	$10.03	$9.81

Total Investment Return	14.82%		9.91%		(5.97)%	15.40%	6.19%

Net Assets, End of Year, in Thousands	$852,152		$443,351		$203,887	$181,804	$52,935

Ratio/Supplemental Data:(c)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.83	%(d)	1.83	%(d)	1.86%	1.91%	2.03%
After expense waiver or recovery	1.83	%(d)	1.83	%(d)	1.89%	1.95%	1.95%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(1.06	)%(d)	(0.40	)%(d)	0.82%	0.47%	(0.27)%
After expense waiver or recovery	(1.06	)%(d)	(0.40	)%(d)	0.79%	0.43%	(0.19)%

Portfolio turnover rate(d)	66%		60%		103%	92%	74%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the income and expenses of the CTAs included in the swap.
(d)	Includes 0.02% and 0.08% of service fees paid for options for the years ended December 31, 2020 and December 31, 2021, respectively.
(e)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements. | 89

LoCorr Market Trend Fund – Consolidated Financial Highlights – Class A

LoCorr Market Trend Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of year	$11.70	$11.19	$9.52	$11.03	$10.65

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.13)	(0.06)	0.01	(0.03)	(0.10)
Net realized and unrealized gain (loss)	0.22	0.57	1.74	(1.48)	0.48
Total from Investment Operations	0.09	0.51	1.75	(1.51)	0.38

Distributions From Earnings:
Net investment income	(0.38)	—	(0.08)	—	—
Total Distributions	(0.38)	—	(0.08)	—	—

Redemption Fees	—	—	—	—	0.00 (b)

Net Asset Value, End of Year	$11.41	$11.70	$11.19	$9.52	$11.03

Total Investment Return(c)	0.87%	4.47%	18.33%	(13.69)%	3.57%

Net Assets, End of Year, in Thousands	$15,109	$16,952	$21,966	$32,082	$61,557

Ratio/Supplemental Data:
Ratio of expenses to average net assets	2.02%	2.04%	2.02%	1.99%	2.00%

Ratio of net investment income (loss) to average net assets	(1.10)%	(0.52)%	0.14%	(0.24)%	(0.97)%

Portfolio turnover rate(d)	110%	125%	119%	91%	85%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

90 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Financial Highlights – Class C

LoCorr Market Trend Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of year	$11.30	$10.89	$9.28	$10.83	$10.53

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.22)	(0.13)	(0.06)	(0.10)	(0.18)
Net realized and unrealized gain (loss)	0.23	0.54	1.67	(1.45)	0.48
Total from Investment Operations	0.01	0.41	1.61	(1.55)	0.30

Distributions From Earnings:
Net investment income	(0.29)	—	—	—	—
Total Distributions	(0.29)	—	—	—	—

Redemption Fees	—	—	—	—	0.00 (b)

Net Asset Value, End of Year	$11.02	$11.30	$10.89	$9.28	$10.83

Total Investment Return(c)	0.05%	3.76%	17.35%	(14.31)%	2.85%

Net Assets, End of Year, in Thousands	$10,825	$13,170	$16,320	$23,417	$43,772

Ratio/Supplemental Data:
Ratio of expenses to average net assets	2.77%	2.79%	2.77%	2.74%	2.75%

Ratio of net investment income (loss) to average net assets	(1.85)%	(1.27)%	(0.61)%	(0.99)%	(1.72)%

Portfolio turnover rate(d)	110%	125%	119%	91%	85%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements. | 91

LoCorr Market Trend Fund - Consolidated Financial Highlights – Class I

LoCorr Market Trend Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of year	$11.74	$11.23	$9.60	$11.09	$10.68

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.10)	(0.03)	0.04	0.00 (b)	(0.08)
Net realized and unrealized gain (loss)	0.22	0.57	1.74	(1.49)	0.49
Total from Investment Operations	0.12	0.54	1.78	(1.49)	0.41

Distributions From Earnings:
Net investment income	(0.41)	(0.03)	(0.15)	—	—
Total Distributions	(0.41)	(0.03)	(0.15)	—	—

Redemption Fees	—	—	—	—	0.00 (b)

Net Asset Value, End of Year	$11.45	$11.74	$11.23	$9.60	$11.09

Total Investment Return	1.04%	4.81%	18.53%	(13.44)%	3.84%

Net Assets, End of Year, in Thousands	$240,507	$225,995	$234,919	$287,702	$561,372

Ratio/Supplemental Data:
Ratio of expenses to average net assets	1.77%	1.79%	1.77%	1.74%	1.75%

Ratio of net investment income (loss) to average net assets	(0.85)%	(0.27)%	0.39%	0.01%	(0.72)%

Portfolio turnover rate(c)	110%	125%	119%	91%	85%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

92 | The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Equity Fund - Financial Highlights – Class A

LoCorr Dynamic Equity Fund - Class A

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of year	$11.62	$11.20	$9.92	$11.82	$12.06

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.23)	(0.20)	(0.19)	(0.25)	(0.30)
Net realized and unrealized gain (loss)	1.85	0.62 (b)	1.51	(1.26)	0.59
Total from Investment Operations	1.62	0.42	1.32	(1.51)	0.29

Distributions From Earnings:
Net realized gains	(0.78)	—	(0.04)	(0.39)	(0.53)
Total Distributions	(0.78)	—	(0.04)	(0.39)	(0.53)

Redemption Fees	—	—	—	—	0.00 (c)

Net Asset Value, End of Year	$12.46	$11.62	$11.20	$9.92	$11.82

Total Investment Return(d)	14.38%	3.75%	13.40%	(12.87)%	2.38%

Net Assets, End of Year, in Thousands	$4,010	$3,828	$6,744	$8,473	$19,962

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	3.90%	4.51%	3.73%	3.40%	3.42%
After expense waiver or recovery	2.67%	3.15%	3.02%	3.21%	3.35%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	3.47%	3.60%	2.95%	3.20%	3.22%
After expense waiver or recovery	2.24%	2.24%	2.24%	3.01%	3.15%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(3.02)%	(3.31)%	(2.44)%	(2.39)%	(2.61)%
After expense waiver or recovery	(1.79)%	(1.95)%	(1.73)%	(2.20)%	(2.54)%

Portfolio turnover rate(e)	506%	953%	300%	449%	363%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements. | 93

LoCorr Dynamic Equity Fund - Financial Highlights – Class C

LoCorr Dynamic Equity Fund - Class C

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of year	$10.93	$10.62	$9.47	$11.39	$11.73

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.31)	(0.26)	(0.26)	(0.32)	(0.38)
Net realized and unrealized gain (loss)	1.74	0.57 (b)	1.45	(1.21)	0.57
Total from Investment Operations	1.43	0.31	1.19	(1.53)	0.19

Distributions From Earnings:
Net realized gains	(0.78)	—	(0.04)	(0.39)	(0.53)
Total Distributions	(0.78)	—	(0.04)	(0.39)	(0.53)

Redemption Fees	—	—	—	—	0.00 (c)

Net Asset Value, End of Year	$11.58	$10.93	$10.62	$9.47	$11.39

Total Investment Return(d)	13.46%	2.92%	12.54%	(13.45)%	1.59%

Net Assets, End of Year, in Thousands	$2,786	$2,436	$4,031	$5,255	$11,084

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	4.65%	5.26%	4.48%	4.15%	4.17%
After expense waiver or recovery	3.42%	3.90%	3.77%	3.96%	4.10%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	4.22%	4.35%	3.70%	3.95%	3.97%
After expense waiver or recovery	2.99%	2.99%	2.99%	3.76%	3.90%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(3.77)%	(4.06)%	(3.19)%	(3.14)%	(3.36)%
After expense waiver or recovery	(2.54)%	(2.70)%	(2.48)%	(2.95)%	(3.29)%

Portfolio turnover rate(e)	506%	953%	300%	449%	363%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

94 | The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Financial Highlights – Class I

LoCorr Dynamic Equity Fund - Class I

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of year	$11.86	$11.41	$10.07	$11.96	$12.17

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.20)	(0.17)	(0.17)	(0.23)	(0.28)
Net realized and unrealized gain (loss)	1.89	0.62 (b)	1.55	(1.27)	0.60
Total from Investment Operations	1.69	0.45	1.38	(1.50)	0.32

Distributions From Earnings:
Net realized gains	(0.78)	—	(0.04)	(0.39)	(0.53)
Total Distributions	(0.78)	—	(0.04)	(0.39)	(0.53)

Redemption Fees	—	—	—	—	0.00 (c)

Net Asset Value, End of Year	$12.77	$11.86	$11.41	$10.07	$11.96

Total Investment Return	14.58%	4.03%	13.68%	(12.55)%	2.60%

Net Assets, End of Year, in Thousands	$17,713	$11,809	$16,923	$16,545	$32,781

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	3.65%	4.26%	3.48%	3.15%	3.17%
After expense waiver or recovery	2.42%	2.90%	2.77%	2.96%	3.10%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	3.22%	3.35%	2.70%	2.95%	2.97%
After expense waiver or recovery	1.99%	1.99%	1.99%	2.76%	2.90%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(2.77)%	(3.06)%	(2.19)%	(2.14)%	(2.36)%
After expense waiver or recovery	(1.54)%	(1.70)%	(1.48)%	(1.95)%	(2.29)%

Portfolio turnover rate(d)	506%	953%	300%	449%	363%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)

Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements. | 95

LoCorr Spectrum Income Fund – Financial Highlights – Class A

LoCorr Spectrum Income Fund - Class A

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of year	$6.15	$6.89	$6.26	$7.39	$7.70

Income (loss) from investment operations:
Net investment income (loss)(a)	0.08	0.12	0.13	0.22	0.17
Net realized and unrealized gain (loss)	1.21	(0.40)	1.00	(0.78)	0.09
Total from Investment Operations	1.29	(0.28)	1.13	(0.56)	0.26

Distributions From:
Net investment income	(0.28)	(0.18)	(0.12)	(0.26)	(0.15)
Return of capital	(0.18)	(0.28)	(0.38)	(0.31)	(0.42)
Total Distributions	(0.46)	(0.46)	(0.50)	(0.57)	(0.57)

Redemption Fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$6.98	$6.15	$6.89	$6.26	$7.39

Total Investment Return(c)	21.33%	(2.75)%	18.37%	(8.22)%	3.50%

Net Assets, End of Year, in Thousands	$13,838	$13,635	$25,192	$22,610	$29,970

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.06%	2.19%	2.02%	1.98%	1.95%
After expense waiver or recovery	2.05%	2.06%	2.02%	1.98%	1.99%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	2.06%	2.18%	2.02%	1.98%	1.95%
After expense waiver or recovery	2.05%	2.04%	2.02%	1.98%	1.99%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	1.21%	1.93%	1.94%	3.01%	2.27%
After expense waiver or recovery	1.22%	2.07%	1.94%	3.01%	2.23%

Portfolio turnover rate(e)	53%	88%	75%	82%	84%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

96 | The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Financial Highlights – Class C

LoCorr Spectrum Income Fund - Class C

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of year	$6.21	$6.96	$6.31	$7.42	$7.72

Income (loss) from investment operations:
Net investment income (loss)(a)	0.03	0.07	0.08	0.16	0.11
Net realized and unrealized gain (loss)	1.23	(0.40)	1.01	(0.77)	0.09
Total from Investment Operations	1.26	(0.33)	1.09	(0.61)	0.20

Distributions From:
Net investment income	(0.26)	(0.17)	(0.10)	(0.23)	(0.13)
Return of capital	(0.16)	(0.25)	(0.34)	(0.27)	(0.37)
Total Distributions	(0.42)	(0.42)	(0.44)	(0.50)	(0.50)

Redemption Fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$7.05	$6.21	$6.96	$6.31	$7.42

Total Investment Return(c)	20.47%	(3.70)%	17.59%	(8.85)%	2.62%

Net Assets, End of Year, in Thousands	$17,777	$13,295	$18,645	$18,092	$23,511

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.81%	2.94%	2.77%	2.73%	2.70%
After expense waiver or recovery	2.80%	2.81%	2.77%	2.73%	2.74%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	2.81%	2.93%	2.77%	2.73%	2.70%
After expense waiver or recovery	2.80%	2.79%	2.77%	2.73%	2.74%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	0.46%	1.18%	1.19%	2.26%	1.52%
After expense waiver or recovery	0.47%	1.32%	1.19%	2.26%	1.48%

Portfolio turnover rate(e)	53%	88%	75%	82%	84%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements. | 97

LoCorr Spectrum Income Fund - Financial Highlights – Class I

LoCorr Spectrum Income Fund - Class I

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share
Net asset value, beginning of year	$6.13	$6.88	$6.25	$7.38	$7.69

Income (loss) from investment operations:
Net investment income (loss)(a)	0.10	0.13	0.15	0.24	0.19
Net realized and unrealized gain (loss)	1.20	(0.40)	1.00	(0.77)	0.10
Total from Investment Operations	1.30	(0.27)	1.15	(0.53)	0.29

Distributions From:
Net investment income	(0.29)	(0.19)	(0.12)	(0.27)	(0.16)
Return of capital	(0.19)	(0.29)	(0.40)	(0.33)	(0.44)
Total Distributions	(0.48)	(0.48)	(0.52)	(0.60)	(0.60)

Redemption Fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$6.95	$6.13	$6.88	$6.25	$7.38

Total Investment Return	21.53%	(2.60)%	18.74%	(7.91)%	3.85%

Net Assets, End of Year, in Thousands	$44,192	$21,215	$30,049	$27,618	$43,032

Ratio/Supplemental Data:(c)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.81%	1.94%	1.77%	1.73%	1.70%
After expense waiver or recovery	1.80%	1.81%	1.77%	1.73%	1.74%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	1.81%	1.93%	1.77%	1.73%	1.70%
After expense waiver or recovery	1.80%	1.79%	1.77%	1.73%	1.74%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	1.46%	2.18%	2.19%	3.26%	2.52%
After expense waiver or recovery	1.47%	2.32%	2.19%	3.26%	2.48%

Portfolio turnover rate(d)	53%	88%	75%	82%	84%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

98 | The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

LoCorr Investment Trust

Notes

December 31, 2021

1. Organization

LoCorr Investment Trust (the “Trust”), an Ohio business trust, was formed on November 15, 2010 and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services- Investment Companies. The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund (individually a “Fund” and collectively the “Funds”) are series within the Trust. The Funds are each diversified funds.

The LoCorr Macro Strategies Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Long/Short Commodities Strategy Fund’s primary investment objective is capital appreciation in rising and falling commodities markets with managing volatility as a secondary objective.

The LoCorr Market Trend Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Dynamic Equity Fund’s primary investment objective is long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective.

The LoCorr Spectrum Income Fund’s primary investment objective is current income with capital appreciation as a secondary objective.

The Steben Managed Futures Strategy Fund reorganized into the LoCorr Macro Strategies Fund as of the close of business on January 24, 2020. Under the terms of the Plan, the Adviser paid all expenses associated with the reorganization. In addition, under the terms of the Plan, shareholders of the Steben Managed Futures Strategy Fund received shares of the LoCorr Macro Strategies Fund equal in U.S. dollar value to the interests of such shareholders in the Steben Managed Futures Strategy Fund with each LoCorr Macro Strategies Fund’s shares ordinarily valued as of the close of regular trading on the NYSE on the business day immediately prior to the closing date. This was accomplished as a tax free exchange. For financial reporting purposes, assets received, and shares issued by the LoCorr Macro Strategies Fund were recorded at fair value; however, the cost basis of the investments received from the Steben Managed Futures Strategy Fund was carried forward to align ongoing reporting of the LoCorr Macro Strategies Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Wholly-owned and Controlled Subsidiaries

In order to achieve their investment objectives, the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund each invest up to 25% of their total assets (measured at the time of purchase) in wholly-owned subsidiaries, LCMFS Fund Limited (“LCMFS”), LCLSCS Fund Limited (“LCLSCS”) and LCMT Fund Limited (“LCMT”), respectively; each company is incorporated under the laws of the Cayman Islands. LCMFS, LCLSCS and LCMT act as investment vehicles in order to enter into certain investments for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund, respectively, consistent with their investment objectives and policies specified in the Prospectuses and Statement of Additional Information.

At December 31, 2021 investments in LCMFS, LCLSCS and LCMT represented 1.83%, 23.60% and 3.27% of the total net assets of LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund, respectively. See Note 2.

The consolidated financial statements of the LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund each include the investment activity and financial statements of LCMFS, LCLSCS and LCMT, respectively. All intercompany accounts and transactions have been eliminated in consolidation. Because each Fund may invest a substantial portion of its assets in its respective subsidiary, the Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Fund may also encompass its subsidiary. The subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidated basis. Each Fund and its subsidiary area “commodity pool” under the

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U.S. Commodity Exchange Act and LoCorr Fund Management, LLC (the “Adviser” or “Management”) is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to each Fund and its respective subsidiary under CFTC and the U.S. Securities and Exchange Commission (the “SEC”) harmonized regulations.

Share Classes

The Funds currently offer three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front end sales load of 5.75% and maximum deferred sales charge of 1.00% and Class C shares have a maximum deferred sales charge of 1.00%, (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable and (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements.

All classes with respect to the LoCorr Spectrum Income Fund are subject to a 2.00% redemption fee on redemptions made within 60 days of the original purchase. As of May 1, 2017, none of the other Funds are subject to a redemption fee.

The following table presents the class-specific commencement of operations dates for each of the Funds:

Commencement of Operations
	Class A	Class C	Class I
LoCorr Macro Strategies Fund	March 22, 2011	March 24, 2011	March 24, 2011
LoCorr Long/Short Commodities Strategy Fund	January 1, 2012	January 1, 2012	January 1, 2012
LoCorr Dynamic Equity Fund	May 10, 2013	May 10, 2013	May 10, 2013
LoCorr Spectrum Income Fund	January 1, 2014	January 1, 2014	January 1, 2014
LoCorr Market Trend Fund	July 1, 2014	July 1, 2014	July 1, 2014

The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges, except as to class-specific rights and privileges described above.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Investment Valuation

The Funds follow fair valuation accounting standards in accordance with GAAP, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

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The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the net asset value (“NAV”) for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

American Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. ADRs are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Equity Securities

Equity securities, including common stocks, preferred stocks, securities convertible into common stocks such as convertible bonds, warrants, rights, options, master limited partnership (“MLP”) interests, real estate investment trusts (“REITs”), business development companies (“BDCs”) and royalty trusts are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. MLP interests are limited partnerships, the interests in which (known as “units”) typically trade publicly, like stock. MLPs are also called publicly traded partnerships and public limited partnerships. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Exchange Traded Funds

The Funds may invest in Exchange Traded Funds (“ETFs”). They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, usability for hedging, the ability to go long and short, and (for some ETFs) the provision of periodic distributions. Additionally, some ETFs are unit investment trusts (“UITs”), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETF shares may trade at a premium or discount to NAV per share. ETFs share many similar risks with open-end and closed-end funds. ETFs are generally categorized in Level 1 of the fair value hierarchy.

The Funds may invest in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Funds held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

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Financial Derivative Instruments

Financial derivative instruments, such as forward currency contracts, futures contracts or swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker- dealer quotations or a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.

Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized in Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures, forward currency and foreign currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

Fund-linked options are stated at fair value based on the fair value of Galaxy Plus Fund – East Alpha Feeder Fund (548) LLC, taking into account any fees and expenses associated with the fund-linked option. Fund-linked options are generally categorized in Level 2.

Fair Value Pricing

If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used.

In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

Fair value determinations are required for the following securities:

●

securities for which market quotations are not readily available at the valuation time on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

●	securities determined to be illiquid in accordance with the Trust’s Liquidity Procedures; and

●

securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination by the Adviser/relevant Sub-Adviser of the closing prices reported on the principal exchange on which the securities are traded, but prior to the relevant Fund’s calculation of its NAV.

●

For any open-end mutual funds that do not provide timely NAV information, the Adviser/relevant Sub-Adviser shall evaluate those ‘similar’ funds and determine which are most appropriate based on funds having similar benchmarks or similar objectives. The Adviser/relevant Sub-Adviser shall then calculate the NAV percentage move of those ‘similar’ funds for the day to create an aggregate average percentage move, which it shall use to calculate the price movement for the day of the Fund at issue. For closed-end funds, the aforementioned practice shall be utilized, in addition to monitoring secondary market activity during the day.

Performing Fair Value Pricing

The Adviser considers all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale.

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As a general matter, the Funds’ Adviser will value the portfolio security or other asset primarily by reference to the public market if there is a public market for securities of the same class or similar securities; primarily by reference to private transactions if public market reference is not available and private transaction reports are available; and primarily by use of one or more analytical methods or models if public and private market references are not available or not reliable. The Adviser will use cost only if no better method of valuation is available.

The Adviser regularly evaluates whether its pricing methodologies continue to result in values that the Funds might reasonably expect to receive upon a current sale. In order to do this, the Adviser compares its fair value prices with values that are available from other sources (if there are any). The next actual sales price of a security might be one such source. However, the next-day opening prices or next actual sales prices for a security may differ from the fair value of that security as of the time for NAV calculation, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation. Thus, discrepancies between fair values and next-day opening prices or next actual sales prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. Nonetheless, systematic comparisons of fair values to the next-day opening prices or next actual sales prices are useful to assist the Adviser with ongoing monitoring and evaluation of the appropriateness of its fair value methodologies. The above guidance does not purport to delineate all factors that may be considered. The Adviser takes into consideration all indications of value available to it in determining the fair value assigned to a particular security.

The following table summarizes LoCorr Macro Strategies Fund’s consolidated investments and other financial instruments as of December 31, 2021:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$152,885,296	$—	$152,885,296
Corporate Bonds	—	337,652,313	—	337,652,313
Mortgage Backed Securities	—	216,957,312	—	216,957,312
Municipal Bonds	—	12,318,322	—	12,318,322
U.S. Government Agency Issues	—	191,965,975	—	191,965,975
U.S. Government Notes	—	322,532,455	—	322,532,455
Short Term Investments	54,024,813	21,790,519	—	75,815,332
Total Investments	$54,024,813	$1,256,102,192	$—	$1,310,127,005

Other Financial Instruments*
Forward Currency Contracts
Purchase	$—	$7,970,598	$—	$7,970,598
Sale	—	(13,512,930)	—	(13,512,930)
Total Forward Currency Contracts	—	(5,542,332)	—	(5,542,332)
Futures Contracts
Long	$10,607,010		$—	$10,607,010
Short	(1,438,538)		—	(1,438,538)
Total Futures Contracts	9,168,472	—	—	9,168,472
Total Other Financial Instruments	$9,168,472	$(5,542,332)	$—	$3,626,140

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*	The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at December 31, 2021.

The LoCorr Macro Strategies Fund did not hold any Level 3 assets during the year.

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The following table summarizes LoCorr Long/Short Commodities Strategy Fund’s consolidated investments and swap contracts as of December 31, 2021:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$72,066,535	$—	$72,066,535
Corporate Bonds	—	165,558,597	—	165,558,597
Foreign Government Bond	—	2,520	—	2,520
Mortgage Backed Securities	—	105,124,977	—	105,124,977
Municipal Bonds	—	4,546,925	—	4,546,925
Purchased Call Options	—	88,016,922	—	88,016,922
U.S. Government Agency Issues	—	99,512,807	—	99,512,807
U.S. Government Notes	—	200,896,904	—	200,896,904
Short Term Investment	35,136,978	—	—	35,136,978
Total Investments	$35,136,978	$735,726,187	$—	$770,863,165

Swap Contracts*
Long Total Return Swap Contracts	$—	$37,256,061	$—	$37,256,061
Total Swap Contracts	$—	$37,256,061	$—	$37,256,061

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*	The fair value of the Fund’s investment in swap contracts represents the net unrealized appreciation at December 31, 2021.

The LoCorr Long/Short Commodities Strategy Fund did not hold any Level 3 assets during the year.

The following table summarizes LoCorr Market Trend Fund’s consolidated investments and other financial instruments as of December 31, 2021:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$24,811,126	$—	$24,811,126
Corporate Bonds	—	57,263,498	—	57,263,498
Mortgage Backed Securities	—	33,805,151	—	33,805,151
Municipal Bonds	—	2,454,046	—	2,454,046
U.S. Government Agency Issues	—	34,216,622	—	34,216,622
U.S. Government Notes	—	56,993,140	—	56,993,140
Short Term Investments	11,841,533	6,495,251	—	18,336,784
Total Investments	$11,841,533	$216,038,834	$—	$227,880,367

Other Financial Instruments*
Forward Currency Contracts
Purchase	$—	$(142,947)	$—	$(142,947)
Sale	—	(2,332,460)	—	(2,332,460)
Total Forward Currency Contracts	—	(2,475,407)	—	(2,475,407)
Futures Contracts
Long	$5,071,633	$—	$—	$5,071,633
Short	(282,997)	—	—	(282,997)
Total Futures Contracts	4,788,636	—	—	4,788,636
Total Other Financial Instruments	$4,788,636	$(2,475,407)	$—	$2,313,229

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*	The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at December 31, 2021

The LoCorr Market Trend Fund did not hold any Level 3 assets during the year.

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The following table summarizes LoCorr Dynamic Equity Fund’s investments and securities sold short as of December 31, 2021:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$17,965,363	$—	$—	$17,965,363
Real Estate Investment Trusts	1,030,358	—	—	1,030,358
Warrant	828	—	—	828
Short Term Investment	3,987,544	—	—	3,987,544
Total Investments	$22,984,093	$—	$—	$22,984,093

Securities Sold Short
Common Stocks	$(5,186,679)	$—	$—	$(5,186,679)
Real Estate Investment Trusts	(273,776)	—	—	(273,776)
Total Securities Sold Short	$(5,460,455)	$—	$—	$(5,460,455)

See the Fund’s schedule of investments and schedule of securities sold short for detail by industry classification.

The LoCorr Dynamic Equity Fund did not hold any Level 3 assets during the year.

The following table summarizes LoCorr Spectrum Income Fund’s investments and written options as of December 31, 2021:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Business Development Companies	$5,121,798	$—	$—	$5,121,798
Closed-End Investment Companies	6,342,520	—	—	6,342,520
Common Stocks	25,107,282	—	—	25,107,282
Master Limited Partnerships	11,930,545	—	—	11,930,545
Preferred Stocks	2,097,031	—	—	2,097,031
Publicly Traded Partnerships	2,685,536	—	—	2,685,536
Purchased Put Option	492,500	—	—	492,500
Real Estate Investment Trusts	15,595,553	—	—	15,595,553
Short Term Investment	6,210,065	—	—	6,210,065
Total Investments	$75,582,830	$—	$—	$75,582,830

Written Options
Written Call Options	$(650,844)	$(38,255)	$—	$(689,099)
Total Written Options	$(650,844)	$(38,255)	$—	$(689,099)

See the Fund’s schedule of investments for detail by industry classification.

The LoCorr Spectrum Income Fund did not hold any Level 3 assets during the year.

Allocation of Income and Expenses

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative NAV of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses associated with a specific Fund in the Trust are charged to that Fund. Common expenses are typically allocated based upon the relative net assets of each Fund, or by other equitable means.

Deposits with Broker

Forward Currency and Futures Contracts

When trading derivative instruments, such as forward or futures contracts, a Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value

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of the underlying instrument and can increase the volatility of the Fund’s returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk. At December 31, 2021, the LoCorr Macro Strategies Fund and the LoCorr Market Trend Fund pledged cash and cash equivalents, defined as short-term, highly liquid investments that are readily convertible to known amounts of cash at U.S. Bank, N.A. (“U.S. Bank”) to Bank of America Merrill Lynch for each Fund’s investment in forward currency contracts. See the Funds’ consolidated statements of assets and liabilities for these amounts.

Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund is required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required fora particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At December 31, 2021, the LoCorr Macro Strategies Fund and LCMFS, collectively, had cash and cash equivalents including foreign currency on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statement of assets and liabilities. In addition, LCMFS pledged securities collateral for derivative instruments. See the Fund’s consolidated schedule of investments for the fair value of securities pledged as collateral.

At December 31, 2021, the LoCorr Market Trend Fund and LCMT, collectively, cash and cash equivalents including foreign currency on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statement of assets and liabilities. In addition, LCMT pledged cash at U.S. Bank as collateral for derivative instruments. See the Fund’s consolidated schedule of investments for the fair value of securities pledged as collateral.

At December 31, 2021 the LoCorr Dynamic Equity Fund had cash and cash equivalents on deposit with the broker for futures contracts which is presented on the Fund’s statement of assets and liabilities.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker (with the exception of futures contracts traded on the London Metal Exchange (“LME”)), are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The variation margin on LME futures contracts do not settle daily, but rather settle at their respective maturity dates. At period end, the unrealized appreciation and depreciation on LME futures contracts is shown as receivable for unsettled open futures contracts and payable for unsettled open futures contracts, respectively, on the Funds’ consolidated statements of assets and liabilities. The Funds expect to earn interest income on any margin deposits.

Securities Sold Short

At December 31, 2021, the LoCorr Dynamic Equity Fund had cash on deposit with Morgan Stanley and J.P. Morgan. In addition, at December 31, 2021, the LoCorr Dynamic Equity Fund pledged cash with U.S. Bank and foreign currency with Morgan Stanley as collateral for securities sold short. See the Fund’s statement of assets and liabilities for amounts.

Swap Contracts

LCLSCS has a substantial portion of its assets on deposit with Deutsche Bank in connection with its trading of its swap contract. Assets deposited with Deutsche Bank in connection with the trading of the swap contract for LCLSCS are partially restricted due to deposit requirements. At December 31, 2021, the LoCorr Long/Short Commodities Strategy Fund had cash and cash equivalents on deposit with Deutsche Bank which is presented on the consolidated statements of assets and liabilities. In addition, at December 31, 2021, LCLSCS pledged securities as collateral for the swap contract. See the Fund’s consolidated schedule of investments for the fair value of securities pledged as collateral. Risks arise from the possible inability of the counterparty to meet the terms of its contract and may increase if the counterparty’s financial condition worsens.

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Options

At December 31, 2021, the LoCorr Spectrum Income Fund had cash and cash equivalents on deposit with Pershing, LLC for options contracts which is presented on the Fund’s statement of assets and liabilities. In addition, the LoCorr Spectrum Income Fund pledged securities as collateral for options. See the Fund’s consolidated schedule of investments for the fair value of securities pledged as collateral.

Distributable Earnings and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent; reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. See Note 7.

Distributions from Earnings

Shareholder transactions are recorded on trade date. Dividends from net investment income are declared and paid at least annually by the Funds. Distribution of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the periods from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to the difference in the recognition of income, expense and gain items for financial statement and tax purposes.

During the year ended December 31, 2021, dividends for the LoCorr Spectrum Income Fund were distributed monthly. The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions of the Fund’s investments in MLP and certain investments in REITs and royalty trusts will be comprised of return of capital as a result of the tax character of cash distributions made by each Fund’s investments. The actual characterization of the distributions made during the period is not determined until after the end of the fiscal year.

The tax character of distributions paid during the periods was as follows:

	Year Ended December 31, 2021
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
LoCorr Macro Strategies Fund	$70,131,381	$—	$—
LoCorr Long/Short Commodities Strategy Fund	60,068,364	—	—
LoCorr Market Trend Fund	9,457,776	—	—
LoCorr Dynamic Equity Fund	431,821	1,011,184	—
LoCorr Spectrum Income Fund	2,517,225	—	1,618,274

	Year Ended December 31, 2020
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
LoCorr Macro Strategies Fund	$59,908,737	$3,450,209	$—
LoCorr Long/Short Commodities Strategy Fund	13,693,568	—	—
LoCorr Market Trend Fund	570,347	—	—
LoCorr Spectrum Income Fund	1,675,937	—	2,564,688

Federal Income Taxes

The Funds intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds intend to distribute substantially all of their investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

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As of and during the year ended December 31, 2021, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by applicable tax authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as interest or other expense in the statements of operations. During the year ended December 31, 2021, the Funds did not incur any interest or penalties.

For tax purposes, LCMFS, LCLSCS and LCMT are exempted Cayman Islands investment companies. LCMFS, LCLSCS and LCMT have each received an undertaking from the Government of the Cayman Islands exempting them from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LCMFS, LCLSCS and LCMT are controlled foreign corporations (“CFCs”) and as such are not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of each CFC, to the extent of its earnings and profits, will be included each year in the respective Funds’ investment company taxable income.

Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Forward Currency Contracts

Gains or losses are realized when foreign currency contracts are liquidated. Any change in net unrealized gain or loss is reported in the statements of operations.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Gains or losses are realized when contracts are liquidated. Closing out an open futures contract purchase or sale is affected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract. Any change in net unrealized gain or loss is reported in the statements of operations.

Indemnifications

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Market and Credit Risks

The Funds may engage in the speculative trading of U.S. and foreign futures, forward currency and swap contracts (collectively, “derivatives”). The Funds are exposed to both market risk, which is the risk arising from changes in the fair value of the contracts and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Purchase and sale of futures contracts requires margin deposits with the broker. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a broker to segregate all customer transactions and assets from such broker’s proprietary activities. A customer’s cash and other property (for example, U.S. government securities) deposited with a broker are considered commingled with all other customer funds subject to the broker’s segregation requirements. In the event of a broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than total cash and other property deposited.

For derivatives, risks arise from changes in the fair value of the contracts. Theoretically, the Funds are exposed to a market risk equal to the notional contract value of swap, futures and forward currency contracts purchased and unlimited liability on such contracts sold short.

The Funds also engage in investing its assets in U.S. government securities. Risks arise from investments in U.S. government securities due to possible market illiquidity. U.S. government securities are also sensitive to changes in interest rates and economic conditions.

The Funds have established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that they will, in fact, succeed in doing so.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

New Accounting Pronouncements and/or SEC Regulatory Updates

In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the Funds’ investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund(s). When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or `fund-of-funds arrangements.’ These regulatory changes may limit a Fund’s ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable. Management is currently assessing the potential impact of the new rule on the Funds’ financial statements.

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In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rule on the Funds’ financial statements.

Options on Securities

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Security Transactions and Investment Income

Security transactions are recorded on trade date. Generally, realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities.

In accordance with the investment restrictions outlined within the Funds’ prospectus, each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities may include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private investments or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. Under guidelines adopted by the Trust’s Board, the Adviser of the Funds may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. At

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December 31, 2021, the Adviser deemed all of the 144A securities held in the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund to be liquid. At December 31, 2021, there were no illiquid or restricted securities held in the LoCorr Dynamic Equity Fund or the LoCorr Spectrum Income Fund.

Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date.

Distributions received from the investments in MLP interests, REITs, private investments, closed end funds, business development companies and royalty trusts generally are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP, REIT, private investment, closed end fund, business development company or royalty trust and other industry sources. These estimates may subsequently be revised based on information received from the MLP, REIT, private investment, closed end fund, business development company or royalty trust after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds. The distributions received from the MLP, REIT, private investment, closed end fund, business development company and royalty trust securities that have been classified as income and capital gains are included in investment income and net realized gain (loss) on investments, respectively, on the statements of operations. The distributions received that are classified as return of capital reduce the cost of investments on the statements of assets and liabilities.

Interest income and expense are recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method.

Short Sales

The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Gains or losses from closed positions of securities sold short are presented as net realized gain or loss on securities sold short on the statements of operations.

In addition, the Funds are required to pay the lender any dividends declared on short positions. Dividends declared on open short positions are recorded on ex-date and shown as an expense for financial reporting purposes. To borrow the security, the Funds also may be required to pay fees, which are shown as an expense for financial reporting purposes.

To the extent the Funds sell securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current fair value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Funds contemporaneously own or have the right to obtain at no added cost, securities identical to those sold short. Short sales are collateralized by cash deposits with the counterparty broker and pledged securities held at the custodian, U.S. Bank. The collateral required is determined daily by reference to the fair value of the short positions.

Total Return Swap Contracts

The Funds may enter into total return swap agreements. A total return swap entered into by the Funds is a derivative contract that transfers the market risk of underlying portfolios of futures contracts, forward currency contracts and foreign currencies (considered the “index” within each total return swap contract) between counterparties. The “notional amount” of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the consolidated statements of operations based on the value of the index on which the total return swap is referenced, as defined within the total return swap agreement between the counterparties. The composition of the

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index may vary based on how the underlying portfolio of futures contracts, forward currency contracts and foreign currencies is traded. A Fund’s obligation under total return swap agreement, including any related fees, offset against amounts owed to the Fund in the case of positive performance, will be covered by designating liquid assets on the Fund’s books and records (see the consolidated statement of assets and liabilities for deposits with broker for derivative instruments). Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Changes in notional value and any cash holding adjustments, which represent voluntary realizations by a Fund of swap value at any point in time, are also presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Further, any cash holding adjustments realized by a Fund are subject to interest charges, which are recorded as part of unrealized gain/loss on the consolidated statements of operations. A corresponding asset or liability for “advance receipt on swap contracts” or “advance payment on swap contracts,” respectively, is recorded on the consolidated statements of assets and liabilities for the gain or loss realized on changes in notional value. Total return swaps outstanding at period end, if any, are listed after the Funds’ consolidated schedules of investments.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

Warrants

The Funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

3. Derivative and Other Financial Instruments

The Funds may invest in derivatives such as futures, forward currency and swap contracts, in order to hedge against market movements while liquidating certain positions and buying other securities or as substitutes for securities, as well as for speculative purposes to gain exposure to such market movements.

The Funds’ market risk related to their derivatives trading is influenced by a wide variety of factors, including the level and volatility of interest rates, exchange rates, weather, supply and demand of commodities, the market value of futures and forward currency contracts, the diversification effects among the Funds’ open positions and the liquidity of the markets in which they trade.

The following are the primary trading risk exposures by market sector of the Funds as encompassed in the total return swap contracts:

Agricultural. (grains, livestock and softs). The Funds’ primary exposure is to agricultural price movements which are often directly affected by severe or unexpected weather conditions.

Currencies. Exchange rate risk is a principal market exposure of the Funds. The Funds’ currency exposure is to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. The fluctuations are influenced by interest rate changes as well as political and general economic conditions. The Funds trade in a large number of currencies including cross-rates– e.g., positions between two currencies other than the U.S. dollar.

Energy. The Funds’ primary energy market exposure is to gas and oil price movements, often resulting from political developments in the Middle East and economic conditions worldwide. Energy prices are volatile and substantial profits and losses have been and are expected to continue to be experienced in this market.

Interest Rates. Interest rate movements directly affect the price of the sovereign bond futures positions held by the Funds and indirectly the value of its stock index currency positions. Interest rate movements in one country as well as relative interest rate movements between countries may materially impact the Funds’ profitability. The Funds’ primary interest rate exposure is to interest rate fluctuations in countries or regions including Australia, Canada, Japan, Switzerland, the United Kingdom, the

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United States and the Eurozone. However, the Funds also may take positions in futures contracts on the government debt of other nations. The Funds anticipate that interest rates in these industrialized countries or areas, both long-term and short-term, will remain a primary market exposure of the Funds for the foreseeable future.

Metals. The Funds’ metals market exposure is to fluctuations in the price of aluminum, copper, gold, lead, nickel, palladium, tin, silver and zinc.

Stock Index. The Funds’ equity exposure, through stock index futures, is to equity price risk in the major industrialized countries as well as other countries.

The Fund invests in options which are not traded on an exchange. In doing so, it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to market and settlement, segregation and minimum capital requirements applicable to intermediaries. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

At December 31, 2021, the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund held derivative and other financial instruments which are not subject to a master netting arrangement. As the tables below illustrate, no positions are netted in these consolidated financial statements.

LoCorr Macro Strategies Fund - December 31, 2021
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$15,977,777	$—	$15,977,777	$—	$—	$15,977,777
Futures contracts (a)	3,979,060	—	3,979,060	—	—	3,979,060
Total	$19,956,837	$—	$19,956,837	$—	$—	$19,956,837

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$21,520,109	$—	$21,520,109	$—	$(21,520,109)	$—
Futures contracts (a)	8,170,341	—	8,170,341	—	(8,170,341)	—
Total	$29,690,450	$—	$29,690,450	$—	$(29,690,450)	$—

LoCorr Long/Short Commodities Strategy Fund - December 31, 2021
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Swap Contracts*	$51,369,208	$—	$51,369,208	$—	$—	$51,369,208
Total	$51,369,208	$—	$51,369,208	$—	$—	$51,369,208

*	$14,113,147 Represents advance receipt on swap contracts.

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LoCorr Market Trend Fund - December 31, 2021
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$2,499,767	$—	$2,499,767	$—	$—	$2,499,767
Futures contracts (a)	1,386,049	—	1,386,049	—	—	1,386,049
Total	$3,885,816	$—	$3,885,816	$—	$—	$3,885,816

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$4,975,174	$—	$4,975,174	$—	$(4,975,174)	$—
Futures contracts (a)	2,546,198	—	2,546,198	—	(2,546,198)	—
Total	$7,521,372	$—	$7,521,372	$—	$(7,521,372)	$—

(a)	Reflects the current day variation margin and unsettled open futures contracts as separately reported within the Fund’s consolidated statement of assets and liabilities.

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ consolidated statements of assets and liabilities and consolidated statements of operations. Fair value of swap contracts are recorded in the consolidated statements of assets and liabilities as net unrealized appreciation on swap contracts or net unrealized depreciation on swap contracts.

Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the consolidated statements of operations.

The following table presents the fair value of consolidated derivative instruments for the LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund and the non-consolidated derivative instruments for LoCorr Spectrum Income Fund as of December 31, 2021 as presented on each Fund’s consolidated and non-consolidated statements of assets and liabilities:

	Fair Value		Net Unrealized Gain (Loss) on
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities	Open Positions
LoCorr Macro Strategies Fund
Forward Currency Contracts(a)
Long	$11,080,485	$3,109,887	$7,970,598
Short	4,897,292	18,410,222	(13,512,930)
Total Forward Currency Contracts	15,977,777	21,520,109	(5,542,332)

Futures Contracts(b)
Long Contracts
Commodity	10,034,131	1,508,550	8,525,581
Equity	5,192,744	153,839	5,038,905
Foreign exchange	13,983	157,812	(143,829)
Interest rate	313,923	3,127,570	(2,813,647)
Total Long Contracts	15,554,781	4,947,771	10,607,010

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	Fair Value		Net Unrealized Gain (Loss) on
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities	Open Positions
LoCorr Macro Strategies Fund (continued)
Short Contracts
Commodity	$369,728	$3,159,007	$(2,789,279)
Equity	245,372	2,462,797	(2,217,425)
Foreign exchange	15,507	17,971	(2,464)
Interest rate	3,605,198	34,568	3,570,630
Total Short Contracts	4,235,805	5,674,343	(1,438,538)
Total Futures Contracts	19,790,586	10,622,114	9,168,472
Total Forward Currency Contracts and Futures Contracts	$35,768,363	$32,142,223	$3,626,140

LoCorr Long/Short Commodities Strategy Fund
Long Total Return Swap Contracts
LoCorr Commodities Index	$37,256,061	$—	$37,256,061
Purchased Call Options	88,016,922	—	40,602,719

LoCorr Market Trend Fund
Forward Currency Contracts(a)
Long	646,076	789,023	(142,947)
Short	1,853,691	4,186,151	(2,332,460)
Total Forward Currency Contracts	2,499,767	4,975,174	(2,475,407)

Futures Contracts(b)
Long Contracts
Commodity	3,765,031	752,377	3,012,654
Equity	2,585,778	—	2,585,778
Foreign exchange	—	87,249	(87,249)
Interest rate	70,932	510,482	(439,550)
Total Long Contracts	6,421,741	1,350,108	5,071,633

Short Contracts
Commodity	—	852,697	(852,697)
Equity	—	1,208,837	(1,208,837)
Interest rate	1,837,293	58,756	1,778,537
Total Short Contracts	1,837,293	2,120,290	(282,997)
Total Futures Contracts	8,259,034	3,470,398	4,788,636
Total Forward Currency Contracts and Futures Contracts	$10,758,801	$8,445,572	$2,313,229

LoCorr Spectrum Income Fund
Options
Purchased Options	$492,500	$—	$(567,279)
Written Options	—	689,099	436,160
Total Options	$492,500	$689,099	$(131,119)

(a)

Unrealized appreciation on forward currency contracts is a receivable and unrealized depreciation on forward currency contracts is a payable on the Fund’s consolidated statement of assets and liabilities.

(b)

Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s consolidated schedule of open futures contracts. Only the current day variation margin and unsettled open futures contracts is separately reported within the Fund’s consolidated statement of assets and liabilities.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The following table presents the results of the derivative trading and information related to volume for the year ended December 31, 2021. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in each Fund’s consolidated and non-consolidated statement of operations.

	Gain (Loss) from Trading
Fund and Type of Derivative Instrument	Net Realized	Net Change in Unrealized
LoCorr Macro Strategies Fund
Forward Currency Contracts	$(20,552,427)	$(10,609,131)
Futures Contracts
Commodity	72,996,569	(13,342,637)
Equity	37,218,409	(2,720,053)
Foreign exchange	(4,042,103)	(204,575)
Interest rate	(39,197,212)	(3,337,837)
Total Futures Contracts	66,975,663	(19,605,102)
Total Forward Currency Contracts and Futures Contracts	$46,423,236	$(30,214,233)

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$—	$50,355,280
Purchased Call Options (d)	23,504,256	36,240,825

LoCorr Market Trend Fund
Forward Currency Contracts	$4,196,930	$(5,765,152)
Futures Contracts
Commodity	33,135,010	(8,538,737)
Equity	18,618,104	(573,714)
Foreign exchange	(239,984)	(123,552)
Interest rate	(32,492,096)	(589,332)
Total Futures Contracts	19,021,034	(9,825,335)
Total Forward Currency Contracts and Futures Contracts	$23,217,964	$(15,590,487)

LoCorr Dynamic Equity Fund
Futures Contract
Equity	$689,103	$(39,152)
Total Futures Contract	$689,103	$(39,152)

LoCorr Spectrum Income Fund
Options
Purchased Options (d)	$333,631	$(567,279)
Written Options	171,286	436,160
Total Options	$504,917	$(131,119)

(d)	Purchased options are included within net realized gain (loss) on investments and net change in unrealized appreciation/depreciation on investments.

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Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the year ended December 31, 2021 were:

	Average Notional Amount
Fund and Type of Derivative Instrument	Long Contracts	Short Contracts
LoCorr Macro Strategies Fund
Forward Currency Contracts	$1,754,237,597	$1,954,700,804
Futures Contracts	3,843,509,112	1,828,734,666

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$403,560,483	$—
Purchased Call Options	93,858,868	—

LoCorr Market Trend Fund
Forward Currency Contracts	$289,472,547	$389,512,751
Futures Contracts	1,260,591,896	612,875,646

LoCorr Dynamic Equity Fund
Futures Contracts	$1,125,117	$316,125

LoCorr Spectrum Income Fund
Options	$47,119,333	$24,799,467

The swap contracts and the commodity-related futures contracts reported in the tables in Note 3 represent balances and activity of each Fund’s respective wholly-owned and controlled subsidiary. See Note 2.

Please refer to the Funds’ prospectus for a full listing of risks associated with these investments.

4. Investment Transactions

The cost of security purchases and proceeds from security sales, excluding short-term investments, derivative instruments, short sales and purchases to cover short sales, for the year ended December 31, 2021 were as follows:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
LoCorr Macro Strategies Fund	$575,348,853	$600,964,927	$564,066,949	$300,412,688
LoCorr Long/Short Commodities Strategy Fund	266,755,625	207,477,805	361,738,520	160,328,146
LoCorr Market Trend Fund	163,344,532	169,461,177	85,708,479	66,322,915
LoCorr Dynamic Equity Fund	—	—	85,385,974	83,516,715
LoCorr Spectrum Income Fund	—	—	47,830,807	30,644,320

5. Management Fees and Other Transactions with Affiliates

Management Agreement

The Trust has a Management Agreement with the Adviser, with whom certain officers and Trustees of the Funds are affiliated, to furnish investment advisory services to the Funds. Pursuant to the amended Management Agreement, the Adviser is entitled to receive a fee as follows:

Fund	Annual Advisory Fee as a Percentage of the Average Daily Net Assets of the Fund
LoCorr Macro Strategies Fund	1.65%
LoCorr Market Trend Fund	1.50%
LoCorr Dynamic Equity Fund	1.50%
LoCorr Spectrum Income Fund	1.30%

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Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Pursuant to the amended Management Agreement, the Adviser is entitled to receive a fee, in accordance with the Incremental Advisory Fee schedule below based on the LoCorr Long/Short Commodities Strategy Fund’s average daily net assets.

Net Assets for the LoCorr Long/Short Commodities Strategy Fund	Incremental Advisory Fee*
$0.0 - $0.5 billion	1.50%
$0.5 - $1.0 billion	1.40%
$1.0 - $1.5 billion	1.30%
$1.5 - $2.0 billion	1.20%
$2.0 - $2.5 billion	1.10%
Over $2.5 billion	1.00%

*

Incremental advisory fee represents the fees paid on net assets at the related net asset level. For example, with $3 billion in net assets in the Fund, the Adviser would earn 1.50% on the first $500 million, plus 1.40% on the next $500 million, plus 1.30% on the next $500 million, plus 1.20% on the next $500 million, plus 1.10% on the next $500 million, plus 1.00% on the final $500 million.

As of and for the year ended December 31, 2021, the Funds reported the following in regards to management fees:

Fund	Management Fees For the Year Ended December 31, 2021	Accrued Net Management Fees as of December 31, 2021
LoCorr Macro Strategies Fund	$22,897,967	$2,063,287
LoCorr Long/Short Commodities Strategy Fund	10,161,464	1,093,147
LoCorr Market Trend Fund	4,033,497	341,955
LoCorr Dynamic Equity Fund	324,317	15,572
LoCorr Spectrum Income Fund	805,295	84,146

Sub-Advisory Agreements

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of each Fund’s average daily net assets which they have been allocated to manage.

LoCorr Macro Strategies Fund:	LoCorr Dynamic Equity Fund:
Graham Capital Management, L.P.	Billings Capital Management LLC
Millburn Ridgefield Corporation	First Quadrant, L.P.
Nuveen Asset Management, LLC	Kettle Hill Capital Management, LLC
Revolution Capital Management LLC
R.G. Niederhoffer Capital Management

LoCorr Long/Short Commodities Strategy Fund:	LoCorr Spectrum Income Fund:
Nuveen Asset Management, LLC	Bramshill Investments, LLC

LoCorr Market Trend Fund:
Graham Capital Management, L.P.
Nuveen Asset Management, LLC

The Adviser is solely responsible for the payment of the sub-adviser’s fees, and the sub-adviser agrees not to seek payment of its fees from the Trust or the Funds.

Expense Limitation Agreement

The Funds’ Adviser has contractually agreed to waive management fees and/or reimburse the Funds for expenses they incur, but only to the extent necessary to maintain the Funds’ total annual operating expenses after fee waiver and/or reimbursement (excluding any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses

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Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Funds may invest, or extraordinary expenses such as litigation expenses and inclusive of offering and organizational costs incurred prior to the commencement of operations) at the percentages listed below:

Fund	Expense Limit as a Percentage of the Average Daily Net Assets of the Fund	Effective Period Through
LoCorr Macro Strategies Fund	1.99%	April 30, 2022
LoCorr Long/Short Commodities Strategy Fund	1.95%	April 30, 2022
LoCorr Market Trend Fund	1.95%	April 30, 2022
LoCorr Dynamic Equity Fund	1.99%	April 30, 2022
LoCorr Spectrum Income Fund	1.80%	April 30, 2022

Any waiver or reimbursement is subject to repayment by the respective Fund within the three fiscal years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board.

The total amounts of management fees waived and/or expenses reimbursed which are subject to recovery, and their related expiration date are as follows:

LoCorr Dynamic Equity Fund
	Management Fees	Recovery to Adviser		Subject to Recovery on or Before
Period	(Waived) by Adviser Subject to Recovery	Year Ended December 31, 2021	Remaining Available Subject to Recovery	Fiscal Year Ending December 31,
Year Ended December 31, 2021	$(263,217)	$—	$(263,217)	2024
Year Ended December 31, 2020	(278,103)	—	(278,103)	2023
Year Ended December 31, 2019	(192,060)	—	(192,060)	2022
Total	$(733,380)	$—	$(733,380)

LoCorr Spectrum Income Fund
	Management Fees	Recovery to Adviser		Subject to Recovery on or Before
Period	(Waived) by Adviser Subject to Recovery	Year Ended December 31, 2021	Remaining Available Subject to Recovery	Fiscal Year Ending December 31,
Year Ended December 31, 2021	$(17,766)	$—	$(17,766)	2024
Year Ended December 31, 2020	(70,114)	11,587	(58,527)	2023
Year Ended December 31, 2019	—	—	—	2022
Total	$(87,880)	$11,587	$(76,293)

For the year ended December 31, 2018, fees waived by the Adviser for the LoCorr Dynamic Equity Fund totaling $95,089, expired on December 31, 2021 and are no longer eligible for recovery by the Adviser.

At December 31, 2021, there were no fees subject to recovery for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund or the LoCorr Market Trend Fund.

Rule 12b-1 Distribution Agreement

The Funds have entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay distribution expenses to Quasar at the annual rate not to exceed 0.25% of the Fund’s average daily net assets. Class C shareholders pay to Quasar an annual rate not to exceed 1.00%, which is comprised of 0.75% in distribution expenses and 0.25% in service fees, of the Fund’s average daily net assets. Class I shareholders pay no 12b-1 fees.

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Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

6. Fund Shares

At December 31, 2021 there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Funds:

LoCorr Macro Strategies Fund - Class A
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	3,801,615	$33,278,684	4,716,157	$40,079,233
Shares Issued in Connection with Reorganization	—	—	818,672	7,154,396
Reinvestment of Distributions	486,441	3,979,091	351,493	2,927,933
Shares Redeemed	(2,866,304)	(24,670,429)	(3,086,234)	(26,552,310)
	1,421,752	$12,587,346	2,800,088	$23,609,252
Beginning Shares	9,030,476		6,230,388
Ending Shares	10,452,228		9,030,476

LoCorr Macro Strategies Fund - Class C
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	886,701	$7,352,721	735,024	$6,010,955
Shares Issued in Connection with Reorganization	—	—	115,243	970,352
Reinvestment of Distributions	168,958	1,312,807	259,232	2,053,116
Shares Redeemed	(1,936,406)	(16,082,903)	(1,512,807)	(12,342,406)
	(880,747)	$(7,417,375)	(403,308)	$(3,307,983)
Beginning Shares	5,386,635		5,789,943
Ending Shares	4,505,888		5,386,635

LoCorr Macro Strategies Fund - Class I
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	73,777,122	$656,311,870	73,017,857	$640,810,543
Shares Issued in Connection with Reorganization	—	—	5,647,389	49,750,401
Reinvestment of Distributions	6,661,915	55,427,128	6,081,373	51,509,334
Shares Redeemed	(45,173,806)	(394,388,015)	(45,653,059)	(399,541,357)
	35,265,231	$317,350,983	39,093,560	$342,528,921
Beginning Shares	122,625,543		83,531,983
Ending Shares	157,890,774		122,625,543
LoCorr Macro Strategies Fund
Total Net Increase (Decrease)		$322,520,954		$362,830,190

LoCorr Long/Short Commodities Strategy Fund - Class A
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	1,667,484	$17,812,643	2,181,652	$21,959,749
Reinvestment of Distributions	203,898	2,134,816	63,271	616,890
Shares Redeemed	(1,234,990)	(13,046,493)	(4,473,884)	(45,549,248)
	636,392	$6,900,966	(2,228,961)	$(22,972,609)
Beginning Shares	2,684,560		4,913,521
Ending Shares	3,320,952		2,684,560

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Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

LoCorr Long/Short Commodities Strategy Fund - Class C
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	467,896	$4,757,926	251,310	$2,442,849
Reinvestment of Distributions	64,706	645,764	17,021	158,973
Shares Redeemed	(274,590)	(2,738,196)	(177,356)	(1,707,358)
	258,012	$2,665,494	90,975	$894,464
Beginning Shares	838,489		747,514
Ending Shares	1,096,501		838,489

LoCorr Long/Short Commodities Strategy Fund - Class I
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	46,260,270	$494,415,929	38,743,237	$400,829,667
Reinvestment of Distributions	4,190,057	44,414,600	1,026,115	10,117,496
Shares Redeemed	(15,282,846)	(161,955,649)	(17,200,077)	(176,283,092)
	35,167,481	$376,874,880	22,569,275	$234,664,071
Beginning Shares	44,315,085		21,745,810
Ending Shares	79,482,566		44,315,085
LoCorr Long/Short Commodities Strategy Fund
Total Net Increase (Decrease)		$386,441,340		$212,585,926

LoCorr Market Trend Fund - Class A
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	504,953	$6,130,437	298,426	$3,250,712
Reinvestment of Distributions	42,073	482,993	—	—
Shares Redeemed	(672,087)	(8,089,327)	(812,653)	(8,875,621)
	(125,061)	$(1,475,897)	(514,227)	$(5,624,909)
Beginning Shares	1,449,470		1,963,697
Ending Shares	1,324,409		1,449,470

LoCorr Market Trend Fund - Class C
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	124,588	$1,476,798	59,186	$633,263
Dividends Reinvested	24,223	268,880	—	—
Shares Redeemed	(331,933)	(3,905,783)	(392,452)	(4,127,730)
	(183,122)	$(2,160,105)	(333,266)	$(3,494,467)
Beginning Shares	1,165,456		1,498,722
Ending Shares	982,334		1,165,456

LoCorr Market Trend Fund - Class I
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	6,776,071	$82,404,215	8,851,198	$96,849,535
Reinvestment of Distributions	729,663	8,405,716	49,414	551,952
Shares Redeemed	(5,753,991)	(68,979,665)	(10,571,183)	(114,309,560)
	1,751,743	$21,830,266	(1,670,571)	$(16,908,073)
Beginning Shares	19,252,314		20,922,885
Ending Shares	21,004,057		19,252,314
LoCorr Market Trend Fund
Total Net Increase (Decrease)		$18,194,264		$(26,027,449)

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LoCorr Dynamic Equity Fund - Class A
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	102,566	$1,323,999	50,164	$499,777
Reinvestment of Distributions	15,874	198,590	—	—
Shares Redeemed	(125,982)	(1,600,048)	(322,671)	(3,199,298)
	(7,542)	$(77,459)	(272,507)	$(2,699,521)
Beginning Shares	329,445		601,952
Ending Shares	321,903		329,445

LoCorr Dynamic Equity Fund - Class C
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	70,466	$859,097	4,223	$36,979
Reinvestment of Distributions	14,422	167,585	—	—
Shares Redeemed	(67,143)	(802,281)	(161,078)	(1,472,858)
	17,745	$224,401	(156,855)	$(1,435,879)
Beginning Shares	222,903		379,758
Ending Shares	240,648		222,903

LoCorr Dynamic Equity Fund - Class I
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	659,035	$8,704,039	544,142	$5,728,123
Reinvestment of Distributions	75,645	969,774	—	—
Shares Redeemed	(342,978)	(4,491,773)	(1,031,948)	(10,110,308)
	391,702	$5,182,040	(487,806)	$(4,382,185)
Beginning Shares	995,506		1,483,312
Ending Shares	1,387,208		995,506
LoCorr Dynamic Equity Fund
Total Net Increase (Decrease)		$5,328,982		$(8,517,585)

LoCorr Spectrum Income Fund - Class A
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	341,419	$2,415,690	284,686	$1,707,329
Reinvestment of Distributions	96,107	664,027	171,555	926,014
Shares Redeemed	(672,361)	(4,649,336)	(1,893,903)	(10,310,359)
Redemption Fees	—	113	—	4,449
	(234,835)	$(1,569,506)	(1,437,662)	$(7,672,567)
Beginning Shares	2,218,581		3,656,243
Ending Shares	1,983,746		2,218,581

LoCorr Spectrum Income Fund - Class C
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	608,586	$4,302,885	96,324	$617,906
Reinvestment of Distributions	103,688	725,686	144,053	784,112
Shares Redeemed	(331,191)	(2,315,660)	(781,385)	(4,311,479)
Redemption Fees	—	128	—	218
	381,083	$2,713,039	(541,008)	$(2,909,243)
Beginning Shares	2,139,683		2,680,691
Ending Shares	2,520,766		2,139,683

122 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

LoCorr Spectrum Income Fund - Class I
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	3,695,955	$25,752,205	1,412,246	$8,309,828
Reinvestment of Distributions	243,713	1,686,078	239,666	1,291,002
Shares Redeemed	(1,045,875)	(7,216,851)	(2,558,879)	(13,508,228)
Redemption Fees	—	274	—	275
	2,893,793	$20,221,706	(906,967)	$(3,907,123)
Beginning Shares	3,463,315		4,370,282
Ending Shares	6,357,108		3,463,315
LoCorr Spectrum Income Fund
Total Net Increase (Decrease)		$21,365,239		$(14,488,933)

Conversion Feature

Class C shares purchased directly from the Funds or through a financial intermediary, except as otherwise disclosed in the Funds’ prospectus, automatically convert to Class A shares in the month of the 8-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

7. Federal Tax Information

At December 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows(1):

	LoCorr Macro Strategies Fund(2)	LoCorr Long/Short Commodities Strategy Fund(2)	LoCorr Market Trend Fund(2)
Tax cost of portfolio	$1,365,872,436	$852,506,664	$235,994,190

Gross unrealized appreciation	$15,884,479	$79,810,333	$3,396,239
Gross unrealized depreciation	(9,936,573)	(3,751,783)	(1,579,513)
Net unrealized appreciation (depreciation)	5,947,906	76,058,550	1,816,726
Undistributed ordinary income	14,070,824	—	19,346,938
Undistributed long-term capital gains	—	—	—
Total earnings accumulated	14,070,824	—	19,346,938
Other accumulated losses	(53,329,471)	—	(23,470,698)
Total accumulated earnings ( accumulated losses)	$(33,310,741)	$76,058,550	$(2,307,034)

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund
Tax cost of portfolio	$27,763,020	$66,656,853

Gross unrealized appreciation	$2,681,807	$13,997,428
Gross unrealized depreciation	(1,894,138)	(3,946,192)
Net unrealized appreciation	787,669	10,051,236
Undistributed ordinary income	54,493	—
Undistributed long-term capital gains	241,693	—
Total earnings accumulated	296,186	—
Other accumulated losses	(105,846)	(32,309,452)
Total accumulated earnings ( accumulated losses)	$978,009	$(22,258,216)

(1)	Total Portfolio represents aggregate amounts of each Fund’s investments, securities sold short, forward currency contracts and futures contracts, where applicable.
(2)	Tax Cost is presented on a non-consolidated basis and includes each Fund’s investment in the respective CFC and the unrealized appreciation and depreciation associated with those investments.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributed primarily to the tax deferral of losses on wash sales, mark to market, investments in partnerships and other temporary differences.

The following reclassifications were made within the components of net assets as of December 31, 2021:

	Total Distributable Earnings/(Accumulated Loss)	Paid-in Capital
LoCorr Macro Strategies Fund	$2,723,213	$(2,723,213)
LoCorr Long/Short Commodities Strategy Fund	43,057,584	(43,057,584)
LoCorr Market Trend Fund	(2,008,472)	2,008,472
LoCorr Dynamic Equity Fund	(207,865)	207,865
LoCorr Spectrum Income Fund	(624,837)	624,837

The LoCorr Macro Strategies Fund’s reclassifications are primarily attributable to certain reclassifications related to the Fund’s wholly-owned subsidiary and equalization.

The LoCorr Long/Short Commodities Strategy Fund’s reclassifications are primarily attributable to certain reclassifications related to the Fund’s wholly-owned subsidiary and equalization.

The LoCorr Market Trend Fund’s reclassifications are primarily attributable to certain reclassifications related to the Fund’s wholly-owned subsidiary and equalization.

The LoCorr Dynamic Equity Fund’s reclassifications are primarily the result of equalization.

The LoCorr Spectrum Income Fund’s reclassifications are primarily attributable to certain reclassifications related to partnership basis adjustments and prior year true-ups.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer no capital losses for the fiscal year ended December 31, 2021.

At December 31, 2021, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover
	Short-Term	Long-Term	Year of Expiration
LoCorr Macro Strategies Fund	$41,066,331	$12,052,130	Indefinitely
LoCorr Market Trend Fund	21,379,634	2,079,699	Indefinitely
LoCorr Spectrum Income Fund	10,561,718	21,159,411	Indefinitely

During the year ended December 31, 2021, the LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund utilized unlimited capital loss carryover of $890,609 and $4,171,140, respectively. The LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund did not utilize any capital loss carryovers during the year ended December 31, 2021.

8. Line of Credit

The Trust entered into an unsecured, uncommitted Loan Agreement (“Line of Credit” or “LOC”) with U.S. Bank not individually but as an umbrella facility on behalf of the Funds in the Trust. The LOC expires on March 8, 2022. The LOC was established to provide the Funds a temporary short-term liquidity source, subject to certain restrictions, covenants and the right of setoff on the Funds’ assets, to meet unanticipated redemptions. Under terms of the LOC, borrowings for each Fund are limited to the lesser of one-third of the net unencumbered assets (including the amount borrowed) of the respective Fund, 5% of the gross assets of the respective Fund or $50 million in the aggregate for all of the Funds under this agreement. U.S. Bank, N.A. charges an interest rate per annum equal to the Prime Rate (3.25% as of December 31, 2021).

124 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Line of Credit activity for the year was as follows:

	For the Year Ended December 31, 2021
			Maximum Amount Borrowed
Fund	Interest Charges Incurred	Average Daily Loan Balance	Weighted Average %	$	Date
LoCorr Dynamic Equity Fund	$167	$5,131	3.25%	479,000	June 25, 2021 - June 27, 2021

The LoCorr Dynamic Equity Fund was the only Fund that utilized the Line of Credit during the year ended December 31, 2021. At December 31, 2021, the Funds did not have any outstanding borrowings.

9. Subsequent Events

In preparing the financial statements, the Adviser has evaluated events after December 31, 2021.

Declaration of Dividends

The LoCorr Spectrum Income Fund declared the following ordinary income distributions:

		Distribution Amount per Share Class
Dividend Declaration Date (a)	Shareholder of Record Date	Class A	Class C	Class I
January 31, 2022	January 28, 2022	$0.0386	$0.03470	$0.04000
February 28, 2022	February 25, 2022	$0.0386	$0.03470	$0.04000

(a)	Ex-date, reinvest date and payable date.

The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. See Note 2 for additional information.

There were no additional subsequent events since December 31, 2021 through the date the financial statements were issued that would require adjustments to or additional disclosure in these financial statements.

| 125

Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
LoCorr Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, open forward currency contracts, open futures contracts, swap contracts, and written options (as applicable), of LoCorr Investment Trust comprising the funds listed below (the “Funds”) as of December 31, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, and LoCorr Market Trend Fund*	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, 2019, 2018, and 2017
LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, 2019, 2018, and 2017

*	The financial statements referred to throughout are consolidated.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, counterparties and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 28, 2022

126 |

LoCorr Investment Trust - Expense Example (Unaudited)

Expense Example

December 31, 2021 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 through December 31, 2021).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Funds’ transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

| 127

LoCorr Investment Trust - Expense Example (Unaudited) (continued)

Actual vs Hypothetical Returns

Actual vs. Hypothetical returns for the Six Months Ended December 31, 2021 (Unaudited)

				Actual		Hypothetical (5% gross annual return)
Fund	Class	Fund’s Annualized Expense Ratio [1,2]	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period [1,2,3]	Ending Account Value December 31, 2021	Expenses Paid During Period [1,2,3]

LoCorr Macro Strategies Fund
	A	2.16%	$1,000.00	$955.90	$10.68	$1,014.36	$11.00
	C	2.91%	$1,000.00	$952.10	$14.36	$1,010.56	$14.79
	I	1.91%	$1,000.00	$956.70	$9.45	$1,015.62	$9.73

LoCorr Long/Short Commodities Strategy Fund
	A	2.06%	$1,000.00	$1,054.80	$10.70	$1,014.86	$10.49
	C	2.81%	$1,000.00	$1,050.10	$14.56	$1,011.07	$14.28
	I	1.81%	$1,000.00	$1,056.40	$9.41	$1,016.13	$9.22

LoCorr Market Trend Fund
	A	2.01%	$1,000.00	$954.80	$9.93	$1,015.11	$10.24
	C	2.76%	$1,000.00	$950.90	$13.61	$1,011.32	$14.03
	I	1.76%	$1,000.00	$955.80	$8.70	$1,016.38	$8.97

LoCorr Dynamic Equity Fund
	A	2.59%	$1,000.00	$1,022.40	$13.24	$1,012.18	$13.17
	C	3.34%	$1,000.00	$1,018.10	$17.04	$1,008.39	$16.95
	I	2.34%	$1,000.00	$1,023.40	$11.97	$1,013.45	$11.91

LoCorr Spectrum Income Fund
	A	2.05%	$1,000.00	$991.10	$10.32	$1,014.91	$10.44
	C	2.80%	$1,000.00	$986.50	$14.06	$1,011.12	$14.23
	I	1.80%	$1,000.00	$992.20	$9.06	$1,016.18	$9.17

1

Includes dividend and/or interest expense of 0.00%, 0.00%, 0.00%, 0.35% and 0.00% for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund, respectively.

2	Includes expenses of wholly-owned and controlled Cayman Islands subsidiaries for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund.
3

Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/364 (to reflect the one-half year period).

128 |

Approval of Advisory Agreements (Unaudited)

LoCorr Investment Trust

December 31, 2021 (Unaudited)

Review of Management and Sub-Advisory Agreements

Counsel directed the Board’s attention to Section 5 of the Board materials for the renewal of the investment sub-advisory agreement for the LoCorr Dynamic Equity Fund (“LDE Fund”).

The Board reviewed the memorandum provided by Counsel which had been provided to them prior to the meeting entitled, “Duties of Trustees with Respect to Approval and Renewal of Investment Advisory and Sub-Advisory Contracts”. The Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), reviewed the various factors relevant to its consideration of the subadvisory agreement and the legal responsibilities of the Board related to such consideration. These factors included the following:

●	The nature, extent and quality of the services provided by the investment sub-adviser to the fund;

●	The investment performance of the fund and the investment sub-adviser;

●	The costs of the services to be provided and the profits to be realized by the sub-adviser and its affiliates from the relationship with the fund;

●	The extent to which economies of scale will be realized as the fund grows; and

●	Whether the fee levels reflect these economies of scale to the benefit of the shareholders.

The Board reviewed the responses to the 15(c) questionnaire and the sub-advisory agreement prior to the meeting.

Kettle Hill Capital Management, LLC (“Kettle Hill”), Sub-Adviser (LDE Fund)

Counsel and Management noted the sub-advisory services provided by Kettle Hill for the LDE Fund with the Board. Counsel reviewed the responsibilities and experience of Kettle Hill’s key individuals and the resources of Kettle Hill. Counsel further noted that there were no changes in the key personnel of Kettle Hill since the Board’s last approval. The Trustees further discussed the services provided by Kettle Hill including equity research, financial modeling, investment risk oversight, security selection, trade execution and compliance testing for the LDE Fund.

Counsel indicated that Kettle Hill reported no material compliance issues, regulatory issues or material litigations in the past year. Counsel stated that Kettle Hill continued to maintain an Errors & Omissions insurance policy in an appropriate amount. After a discussion, the Board concluded that Kettle Hill has extensive investment management experience and appropriate resources to continue to provide satisfactory services for the LDE Fund.

The Trustees next reviewed the performance of Kettle Hill with respect to its allocation of the LDE Fund. Fund Counsel noted for the Trustees the sub-adviser’s performance compared to the overall LDE Fund. The Board noted that Kettle Hill’s 1 and 5-year performance had exceeded the overall performance of the Fund. The Trustees also discussed Kettle Hill’s performance relative to the Fund’s benchmark and the sub-adviser’s own benchmark. A representative of the Adviser indicated the Adviser’s satisfaction with Kettle Hill’s recent strong performance and the overall relationship with Kettle Hill. After a discussion, the Board concluded that Kettle Hill’s performance remained satisfactory.

Counsel then directed the Board’s attention to the costs of services provided by Kettle Hill to the LDE Fund. Counsel reviewed for the Trustees the fees charged by Kettle Hill to its other advisory accounts including other registered investment companies. The Board noted Kettle Hill’s net profits related to its services to the LDE Fund. The Board reviewed and discussed the level of Kettle Hill’s profitability and found it to be not excessive After further discussion, the Board concluded that Kettle Hill’s sub-advisory fee and profitability were reasonable.

The Trustees reviewed and discussed that Kettle Hill continues to receive soft-dollar benefits from its relationship with the LDE Fund that Kettle Hill uses for brokerage and research purposes. After a discussion, the Trustees concluded that the other benefits that may be derived by Kettle Hill from its relationship with the Fund were not unreasonable.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement with Kettle Hill, and as assisted by the advice of Counsel, the Trustees concluded that the subadvisory fee was not unreasonable and that renewal of the sub-advisory agreement with Kettle Hill was in the best interests of the shareholders of the LDE Fund.

| 129

Approval of Advisory Agreements (Unaudited) (continued)

First Quadrant LLC (“First Quadrant”), Sub-Adviser (LDE Fund)

The Trustees noted that, as a sub-adviser to the Fund, First Quadrant provides quantitative research, security selection and trade execution for the Fund’s portfolio as well as compliance services to assure assets are managed within the Fund’s investment restrictions. The Trustees reviewed the experience and backgrounds of the personnel at First Quadrant that provide services to the Fund.

The Trustees further reviewed First Quadrant’s investment strategy and risks, its compliance approach and risk controls. The Trustees noted First Quadrant’s compliance controls including its monitoring of restrictions as well as its technology and infrastructure. Counsel noted that First Quadrant did not report any material compliance issues, regulatory examinations or material litigations in the past 36 months. The Trustees concluded that First Quadrant has the appropriate personnel and resources to continue to serve as a sub-adviser to the Fund.

The Trustees considered the investment performance of First Quadrant’s allocation of the Fund, noting that it underperformed the Fund as a whole. A representative of the Adviser noted that the Adviser believed that First Quadrant was following its investment strategy as intended and that the Adviser was satisfied with the sub-adviser’s performance during the period. After a discussion, the Trustees concluded that First Quadrant’s performance was not unreasonable.

The Trustees considered the sub-advisory fee was slightly lower than the average fee charged by First Quadrant to its separately managed account clients. After further discussion, the Trustees concluded that the proposed sub-advisory fee was reasonable. The Trustees noted that any breakpoints in the fee schedule was a more appropriate consideration for the Trustees’ evaluation of the Adviser’s investment advisory agreement with the Fund.

The Trustees considered the profits realized by First Quadrant in connection with its relationship with the Fund and whether the amount of profit is reasonable with respect to the sub-advisory services provided to the Fund. The Trustees noted First Quadrant reported a small profit as a result of its subadvisory relationship with the Fund, both in terms of actual dollars and as a percentage of gross revenues. After a discussion, the Trustees concluded that the level of profit was not excessive.

Having requested and received such information from First Quadrant as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that renewal and approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Fund.

Millrace Asset Group (“Millrace”), Sub-Adviser (LDE Fund)

The Trustees noted that, as a sub-adviser to the Fund, Millrace will research investment opportunities, select investments, provide compliance services and trade execution for its allocation of the Fund’s portfolio. The Trustees also noted that Millrace managed approximately $184 million in assets through two investment partnerships. The Trustees reviewed the responsibilities of Millrace’s key individuals, noting the experience and backgrounds of these individuals. The Trustees noted that Millrace has certified that it adopted a code of ethics under Rule 17j-1 of the 1940 Act. A representative of the Adviser explained to the Trustees that the Adviser had identified Millrace as a potential sub-adviser after conducting significant due diligence on Millrace’s investment, operational and compliance resources and capabilities.

The Trustees further noted Millrace’s overall long/short equity strategy and corresponding investment risks. The Trustees reviewed Millrace’s compliance process including its monitoring of Investment Company Act restrictions as diversification, leverage and liquidity. Counsel noted that Millrace did not report any material compliance issues or material litigations in the past 36 months. Counsel and the CCO did note that Millrace did have a routine examination conducted by the SEC which concluded in June 2021 with no material findings. After a discussion, the Trustees concluded that Millrace was well-suited to perform the services as a sub-adviser to the Fund.

The Trustees noted that Millrace was in the process of obtaining an Officers’ (“E&O/D&O”) policy. The Trustees concluded that Millrace was appropriately resourced and has a depth of experienced personnel and the investment expertise to provide high quality services to the Fund.

The Trustees considered the investment performance of Millrace’s representative account for its long/short equity strategy, which the Trustees noted is a reasonable substitute as a reference performance record. Counsel indicated that the representative fund account reported 1, 5 and 10-year and since inception returns that outperformed the Russell 2000 Growth Index and the HFRI Equity Hedge Index. After a discussion, the Trustees concluded that it was reasonable that Millrace would provide satisfactory performance.

130 |

Approval of Advisory Agreements (Unaudited) (continued)

The Trustees considered the proposed sub-advisory fee was lower than the fee charged by Millrace to its investment partnerships. After further discussion, the Trustees concluded that the proposed sub-advisory fee was reasonable. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints was acceptable.

The Trustees considered the anticipated profits to be realized by Millrace in connection with its relationship with the Fund and whether the amount of profit is reasonable with respect to the sub-advisory services to be provided to the Fund. The Trustees noted that Millrace estimates realizing a small profit, both in terms of percentage of revenue as well as actual dollars, based on the amount of assets that Millrace is expected to manage initially. After a discussion, the Trustees concluded that the anticipated level of profit was not excessive.

Having requested and received such information from Millrace as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Fund.

Millburn Ridgefield Corp. (“Millburn”), Sub-Adviser (LCMFS Fund Limited (“LCMFS Fund”))

The Trustees reviewed the nature, extent and quality of subadvisory services provided by Millburn to the Fund. Counsel directed the Trustees’ attention to the 15(c) responses for Millburn. The Trustees reviewed the responsibilities of Millburn’s personnel providing services to the Fund, noting that there were no material changes in key personnel. A representative of the Adviser further noted that Millburn provides portfolio management, investment strategy development and trade execution for the Fund’s portfolio as well as compliance services to assure the assets allocated to it are managed within the Fund’s investment restrictions. Counsel noted for the Trustees’ benefit that they were considering the approval of a new subadvisory agreement with Millburn as a result of a potential change in control of Millburn, which would terminate the existing subadvisory agreement with the Fund. A representative of the Adviser further explained that the Adviser did not expect that the potential change in control of Millburn would have any effect on the level or quality of the services to be provided by Millburn to the Fund.

Counsel reported to the Trustees that Millburn did not have any material compliance issues in the past year nor any material litigation issues. The Trustees reviewed Millburn’s compliance and risk controls including its investment risk management processes and portfolio limitation monitoring. Counsel stated that Millburn carried an appropriate E&O/D&O policy. The Trustees noted that Millburn had recently undergone a routine examination by the SEC in 2021 with no material findings reported by Millburn. The Trustees concluded that Millburn is well-resourced and has experienced portfolio management personnel. The Trustees deduced that the services provided by Millburn to the Fund have been satisfactory and that the Trustees expects Millburn to continue to provide quality services in the future.

The Trustees then reviewed the investment performance of Millburn’s allocation of the Fund’s portfolio. A representative of the Adviser discussed Millburn’s recent relative solid performance compared to the benchmark and that the Adviser continued to be satisfied with the execution of Millburn’s strategy. After a discussion, the Trustees concluded that they were satisfied with Millburn’s performance for the Fund.

Counsel noted that the sub-advisory fee structure was lower than the fee charged by Millburn to its separately managed account clients. The Trustees also noted that Millburn’s fee did not include an incentive fee. After further discussion, the Trustees concluded that the sub-advisory fee was reasonable.

The Trustees considered whether there were any economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After a discussion, the Trustees concluded that a lack of breakpoints was acceptable.

The Trustees next considered the profits realized by Millburn in connection with its relationship with the Fund and whether the amount of profit is a fair profit with respect to the sub-advisory services provided to the Fund. After a discussion, it was the consensus of the Trustees that the level of profit was reasonable.

Having requested and received such information from Millburn as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that Millburn’s fee structure was not unreasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the LCMFS Fund.

| 131

Notice of Privacy Policy & Practices/Quarterly Portfolio Holdings/Proxy (Unaudited)

Notice of Privacy Policy & Practices

(Unaudited)

Your privacy is important to us. The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

●

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

●

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law. For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

Portfolio Holdings Disclosure

(Unaudited)

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-855-523-8637.

Proxy voting policies, procedures and record

(Unaudited)

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-855-523-8637, or on the EDGAR Database on the SEC’s website (http:// www.sec.gov).

132 |

Qualified Dividend Income (“QDI”) / Dividends Received Deduction (“DRD”) (Unaudited)

Qualified Dividend Income (“QDI”) / Dividends Received Deduction (“DRD”)

(Unaudited)

For the fiscal year ended December 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified income was as follows:

Fund	QDI%
LoCorr Macro Strategies Fund	0.00%
LoCorr Long/Short Commodities Strategy Fund	0.00%
LoCorr Market Trend Fund	0.00%
LoCorr Dynamic Equity Fund	18.71%
LoCorr Spectrum Income Fund	29.42%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2021 was as follows:

Fund	DRD%
LoCorr Macro Strategies Fund	0.00%
LoCorr Long/Short Commodities Strategy Fund	0.00%
LoCorr Market Trend Fund	0.00%
LoCorr Dynamic Equity Fund	11.83%
LoCorr Spectrum Income Fund	24.92%

| 133

Independent Trustees/Interested Trustees and Officers

The Statement of Additional Information includes additional information about the Independent Trustees/Interested Trustees and Officers and is available, without charge, by calling 1-855-523-8637.

Independent Trustees
Name and Year of Birth	Position/Term of Office[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Gary Jarrett Year of Birth: 1954	Trustee/ 2016–present	Chief Executive Officer, Black River Asset Management LLC, investment subsidiary of Cargill, Inc., 2002–2015.	5	None
Mark Thompson Year of Birth: 1959	Trustee/ 2011–present	Chairman and Chief Manager, Riverbridge Partners, LLC (investment management), 1987–present.	5	None
Ronald A. Tschetter Year of Birth: 1941	Trustee/ 2011–present	Mr. Tschetter is presently retired from his principal occupations; Director of the U.S. Peace Corps, 2006–2009.	5	None

Interested Trustees and Officers
Name and Year of Birth	Position/Term of Office[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Jon C. Essen[3] Year of Birth: 1963	Treasurer, Secretary, Chief Financial Officer/ 2011–present; Trustee/ 2010–present	LoCorr Fund Management, LLC: Chief Operating Officer (2010–2016), Chief Compliance Officer, (2010–2017); LoCorr Distributors, LLC: Principal, Chief Financial Officer, and Registered Representative (2008–present) Chief Compliance Officer (2008–2017); Steben & Company (broker/dealer and registered investment adviser): Principal and Chief Financial Officer (2020–present)	5	None
Kevin M. Kinzie[4] Year of Birth: 1956	President, Trustee/ 2011–present	Chief Executive Officer of LoCorr Fund Management, LLC, 2010 to present; President and Chief Executive Officer of LoCorr Distributors, LLC (broker/dealer), 2002– present. President and Chief Executive Officer of Steben & Company (broker/dealer and registered investment adviser), (2019–present).	5	None
Brian Hull[5] Year of Birth: 1968	Chief Compliance Officer/ 2019–present	Steben & Company (broker/dealer and registered investment adviser): Chief Compliance Officer 2002–2007 and 2012–Present; Financial & Operations Principal (FINOP) 2002–Present; Registered Representative 2002–Present.	5	None

1	The term of office for each Trustee listed above will continue indefinitely.
2	The term “Fund Complex” refers to the LoCorr Investment Trust.
3	Mr. Essen is an interested Trustee because he is an officer of the Funds’ Adviser.
4	Mr. Kinzie is an interested Trustee because he is an officer and indirect controlling interest holder of the Funds’ Adviser.
5	Mr. Hull is an interested person because he is an officer of the Funds’ Adviser.

134 |

1.855.523.8637 | www.LoCorrFunds.com

Investment Adviser
LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331

Administrator, Fund Accountant and Transfer Agent
U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Fund Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926

LC 3937 (1/22)

LoCorr Fund Management, LLC
687 Excelsior Boulevard
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926
www.LoCorrFunds.com

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference. See Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Gary Jarrett is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant of $6,500 and $5,000 represent a cursory review of the semi-annual report for LoCorr Investment Trust for the periods ended June 30, 2021 and June 30, 2020, respectively. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/31/2020
(a) Audit Fees	$130,000	$135,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$30,000	$30,000
(d) All Other Fees	$6,500	$5,000

(e)(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021 and $0 for 2020.

(h)	Not applicable

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Incorporated by reference to the registrant’s Form N-CSR filed March 7, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(4) Changes in the registrant’s independent public accountant.

There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	LoCorr Investment Trust

By (Signature and Title)	/s/ Kevin Kinzie
Kevin Kinzie, President

Date	3/4/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kevin Kinzie
Kevin Kinzie, President

Date	3/4/2022

By (Signature and Title)	/s/ Jon Essen
Jon Essen, Treasurer

Date	3/4/2022